As filed with the Securities and Exchange Commission on April 29, 2004.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐

EQ ADVISORS TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(800) 528-0204

(Registrant’s Area Code and Telephone Number)

PETER D. NORIS

The Equitable Life Assurance Society of the United States

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ.	ARTHUR J. BROWN, ESQ.
The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas New York, New York 10104	Kirkpatrick & Lockhart LLP 1800 Massachusetts Ave., NW, 2nd Floor Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered: Class IB shares of beneficial interest in the series of the Registrant designated as the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/Enterprise International Growth Portfolio, EQ/Enterprise Managed Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio and EQ/Enterprise Total Return Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-07953 and 333-17217).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1740 Broadway

New York, New York 10019

May 11, 2004

Dear Contractholder:

Enclosed is a notice of a Joint Special Meeting of Shareholders of the portfolios (“Enterprise Portfolios”) of the Enterprise Accumulation Trust (“Enterprise Trust”) to be held at the offices of the Enterprise Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326, on June 4, 2004 at 2 p.m., Eastern Standard Time (“Meeting”). At the Meeting, the shareholders of the Enterprise Portfolios will be asked to approve the proposals described below.

On September 17, 2003, AXA Financial, Inc. (“AXA Financial”), AIMA Acquisition Co. and The MONY Group Inc. (“MONY”) entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (“AXA/MONY Merger”). MONY is the parent company of Enterprise Capital Management, Inc. (“Enterprise Capital”), the investment adviser to the Enterprise Trust and each Enterprise Portfolio, Boston Advisors, Inc. (“Boston Advisors”), the investment sub-adviser to the Equity Income Portfolio, a series of the Enterprise Trust, and MONY Capital Management, Inc. (“MONY Capital”), the investment sub-adviser to the Short Duration Bond Portfolio, a series of the Enterprise Trust.

When the AXA/MONY Merger is consummated, the investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital and the sub-advisory agreements with respect to each Enterprise Portfolio, will automatically terminate. As a result, the shareholders of the Enterprise Portfolios are being asked to take the following actions:

•	The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

•	The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

These approvals are necessary to ensure that the Enterprise Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of an overall restructuring of the Enterprise Portfolios that is expected to take place soon after the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also will be asked to take the following action:

•	The shareholders of each Enterprise Portfolio are being asked to approve the reorganization of their respective Portfolios into corresponding, newly created series of the EQ Advisors Trust (“EQ Trust”), a registered investment company managed by The Equitable Life Assurance Society of the United States, a wholly owned subsidiary of AXA Financial.

The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This re-alignment is intended to, among other things, create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale.

The Enterprise Trust’s Board of Trustees has approved each of these proposals. If approved by shareholders, the proposals will be effective upon the consummation of the AXA/MONY Merger.

As an owner of an annuity contract and/or life insurance policy that participates in the Enterprise Portfolios through MONY Life Insurance Company of America or MONY Life Insurance Company, you are entitled to instruct them how to vote the shares of the Enterprise Trust related to your interest in the separate accounts established by them as of the close of business on April 8, 2004. The attached Notice of Joint Special Meeting of Shareholders and

Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed Voting Instruction Card in the accompanying return envelope at your earliest convenience or by relaying your Voting Instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a Voting Instruction Card or submitted your Voting Instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

Sincerely,

Kenneth M. Levine
Director, Executive Vice President and Chief Investment Officer

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ENTERPRISE ACCUMULATION TRUST

ATLANTA FINANCIAL CENTER

3343 PEACHTREE ROAD, NE

SUITE 450

ATLANTA, GA 30326

IMPORTANT PROXY MATERIALS

PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!

MAY 11, 2004

Dear Contractholder:

We are inviting you to vote on certain proposals relating to the management and operation of the portfolios of the Enterprise Accumulation Trust (each, an “Enterprise Portfolio” and collectively, the “Enterprise Portfolios”) used to provide you benefits under your annuity contract and/or life insurance policy (each, a “Contract” and collectively, the “Contracts”) issued by MONY Life Insurance Company (“MONY Life”) or its affiliate, MONY Life Insurance Company of America. A shareholder meeting of your Enterprise Portfolio and other Portfolios of the Enterprise Accumulation Trust (the “Enterprise Trust”) is scheduled for June 4, 2004 at 2 p.m., Eastern Standard Time. This package contains information about the proposals and includes materials you will need to provide your voting instructions.

On September 17, 2003, AXA Financial, Inc. (“AXA Financial”), AIMA Acquisition Co. and The MONY Group Inc. (“MONY”) entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial. MONY is the parent company of Enterprise Capital Management, Inc. (“Enterprise Capital”), Boston Advisors, Inc. (“Boston Advisors) and MONY Capital Management, Inc. (“MONY Capital”). Enterprise Capital is the investment adviser to each Enterprise Portfolio, Boston Advisors is the sub-adviser to the Equity Income Portfolio, a series of the Enterprise Trust, and MONY Capital is the sub-adviser to the Short Duration Bond Portfolio, a series of the Enterprise Trust.

When the merger is consummated, the investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital and the sub-advisory agreements with respect to the Enterprise Portfolios will automatically terminate. As a result, the shareholders of the Enterprise Portfolios are being asked to take the following actions:

•	The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

•	The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

These approvals are necessary to ensure that the Enterprise Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also will be asked to take the following action:

•	The shareholders of each Enterprise Portfolio are being asked to approve the reorganization of their respective Portfolios into corresponding, newly created series of the EQ Advisors Trust (“EQ Trust”), a registered investment company managed by The Equitable Life Assurance Society of the United States, a wholly owned subsidiary of AXA Financial.

The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This re-alignment is intended to, among other things, create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale.

The Board of Trustees of the Enterprise Trust (“Enterprise Board”) has approved each of these proposals and has recommended that the proposals be presented to you for consideration. Although the Enterprise Board has determined that the proposals are in your best interests, the final decision is yours. If approved by shareholders, the proposals will be effective only upon consummation of the AXA/MONY Merger.

To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

Please read the enclosed materials carefully and provide your voting instructions.

TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:

•	BY MAIL. Please complete, date, and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

•	BY INTERNET. Have your voting instruction card available. Go to the Web site: www.proxyweb.com. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions found on the Web site.

•	BY TELEPHONE. Have your voting instruction card available. Call 1-888-221-0697 toll free. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions.

If you have any questions before submitting your voting instructions, please call us at 1-800-240-6669. We’re glad to help you understand the proposals and assist you. Thank you for your participation.

Sincerely,

Victor Ugolyn
Chairman, President and Chief Executive Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND GIVE VOTING INSTRUCTIONS ON THE PROPOSALS

Please read the enclosed Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.	WHAT IS HAPPENING?

A.	The MONY Group Inc. (“MONY”) has entered into an Agreement and Plan of Merger pursuant to which MONY will be acquired by AXA Financial, Inc. (“AXA Financial”) (“AXA/MONY Merger”). MONY is the parent company of Enterprise Capital Management, Inc. (“Enterprise Capital”), the investment adviser to the Enterprise Accumulation Trust (“Enterprise Trust”) and each of its portfolios (collectively, the “Enterprise Portfolios” and, individually, an “Enterprise Portfolio”). MONY is also the parent company of Boston Advisors, Inc. (“Boston Advisors”), the sub-adviser to the Equity Income Portfolio of the Enterprise Trust, and MONY Capital Management, Inc. (“MONY Capital”), the sub-adviser to the Short Duration Bond Portfolio of the Enterprise Trust.

The consummation of the AXA/MONY Merger will result in an assignment of the investment advisory agreement between the Enterprise Trust and Enterprise Capital, with respect to each Enterprise Portfolio, and consequently, its termination. The sub-advisory agreements for the Enterprise Portfolios also will automatically terminate. As a result, you are being asked to take the following actions:

•	The shareholders of the Enterprise Portfolios are being asked to approve a new investment advisory agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital.

•	The shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new investment sub-advisory agreements with Boston Advisors and MONY Capital, respectively.

These approvals are necessary to ensure that the Enterprise Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of a proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger, the shareholders of the Enterprise Portfolios also are being asked to take the following action:

•	The shareholders of each Enterprise Portfolio are being asked to approve the reorganization of their respective Portfolios into corresponding, newly created series (collectively, the “EQ Portfolios” and, individually, an “EQ Portfolio”) of the EQ Advisors Trust (“EQ Trust”), a registered investment company managed by The Equitable Life Assurance Society of the United States (“Equitable”), a wholly owned subsidiary of AXA Financial.

It is expected that the reorganizations of the Enterprise Portfolios into the EQ Portfolios will take place shortly after the AXA/MONY Merger takes place. As a result of these reorganizations, Equitable rather than Enterprise Capital will serve as the investment manager of the portfolios. However, the current investment sub-advisers for the Enterprise Portfolios will serve as the sub-advisers for the corresponding EQ Portfolios and will continue to be responsible for the day-to-day management of your investment.

The new investment advisory agreement between the Enterprise Trust and Enterprise Capital, which you are being asked to approve, and the new investment sub-advisory agreements with respect to the Enterprise Portfolios, including the agreements with Boston Advisors and MONY Capital that you are being asked to approve, will be in effect only for the relatively short period of time between the closing of the AXA/MONY Merger and the closing of the reorganizations of the Enterprise Portfolios. However, your approval of the agreements with Enterprise Capital, Boston Advisors and MONY Capital is necessary to ensure that the Enterprise Trust does not have to make other arrangements with these companies for investment advisory services during that period of time.

Q.	WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A.	The Investment Company Act of 1940, as amended (“1940 Act”) which regulates investment companies such as the Enterprise Trust, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions involving a change of control of the investment adviser, such as the AXA/MONY Merger. The new investment advisory agreement with Enterprise Capital is substantially identical to the existing advisory agreement.

Q.	WHY ARE ONLY SHAREHOLDERS OF THE EQUITY INCOME AND SHORT DURATION BOND PORTFOLIOS BEING ASKED TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENTS?

A.	The relevant provisions of the 1940 Act also normally require a shareholder vote to approve a new sub-advisory agreement following the change of control of a sub-adviser. The Enterprise Trust has obtained an exemptive order from the Securities and Exchange Commission, which permits the Trust to enter into new sub-advisory agreements following a change of control of an unaffiliated sub-adviser, without shareholder approval. The order does not permit the Enterprise Trust to enter into new sub-advisory agreements with any sub-adviser that is an affiliated person of Enterprise Capital or the Enterprise Trust without obtaining shareholder approval. Since Boston Advisors and MONY Capital are indirect, wholly owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve a new sub-advisory agreement with respect to these Portfolios. Pursuant to the order, the other Enterprise Portfolios do not require a shareholder vote to approve new sub-advisory agreements, even though their sub-advisory agreements will terminate when the investment advisory agreement with Enterprise Capital terminates. The Enterprise Trust’s Board of Trustees (the “Enterprise Board”) has approved new sub-advisory agreements with each of the existing sub-advisers.

Q.	WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATIONS?

A.	As noted above, the reorganizations are part of a proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. The realignment also would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

Q.	WHAT DIFFERENCES WILL THERE BE IF THE REORGANIZATIONS ARE APPROVED?

A.	As noted above, Equitable rather than Enterprise Capital will serve as the investment manager of each EQ Portfolio and will oversee its management. The current sub-adviser for each Enterprise Portfolio, however, will be the sub-adviser for the corresponding EQ Portfolio immediately after the reorganizations and will be responsible for the day-to-day portfolio management of that EQ Portfolio. Moreover, each Enterprise Portfolio and its corresponding EQ Portfolio has identical investment objectives, policies and risks. Please see the “Management of the EQ Portfolios” and the “Comparison of Investment Objectives, Policies and Risks” sections in the attached Proxy Statement/Prospectus for further information.

It is expected that the total annual operating expense ratio (after fee waivers and expense reimbursements, if any) of each new EQ Portfolio, except the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield Bond and EQ/Enterprise International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding existing Enterprise Portfolio for the last fiscal year (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year). The total annual operating expense ratio (after fee waivers and expense reimbursements, if any) of each of the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield

Bond and EQ/Enterprise International Growth Portfolios will be higher (1-9 basis points) than that of the corresponding Enterprise Portfolios for the last fiscal year (as adjusted). The fee waiver and expense reimbursement arrangements for the EQ Portfolios will be in effect at least through April 30, 2005 and will be considered for renewal annually by Equitable and the Board of Trustees of the EQ Trust (“EQ Trust Board”). The fee waiver and expense reimbursement arrangements for the Enterprise Portfolios are voluntary and may be terminated or modified at any time. Absent these arrangements, it is expected that the total annual operating expense ratio of each EQ Portfolio, except the EQ/Enterprise Equity, EQ/Enterprise Growth, EQ/Enterprise Managed and EQ/Enterprise Small Company Value Portfolios, would be higher than that of the corresponding Enterprise Portfolio for the last fiscal year (as adjusted). Please see the “Expense Tables” and “Examples of Portfolio Expenses” sections in the attached Proxy Statement/Prospectus for further information.

Q.	WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A.	Shareholders of each Enterprise Portfolio are being asked to approve the same proposals relating to the investment advisory agreement and the proposed reorganizations, so much of the information that must be included in a proxy statement for your Enterprise Portfolio needs to be included in a proxy statement for the other Enterprise Portfolios as well. Therefore, one proxy statement has been prepared.

Q.	WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A.	If your investment is allocated among more than one of the Enterprise Portfolios in your Contract, you will receive a voting instruction card for each Enterprise Portfolio. Each voting instruction card should be completed.

Q.	HAS THE ENTERPRISE BOARD APPROVED THE PROPOSALS?

A.	Yes. The Enterprise Board has unanimously approved the proposals and recommends that you provide voting instructions to approve them.

Q.	HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?

A.	Enterprise Capital, MONY Life and the separate accounts of the insurance companies that issued your Contracts are the record owners of the shares of the Enterprise Portfolios and are entitled to vote the shares. The separate accounts of the insurance companies have passed the right to vote on these proposals through to you and will vote in accordance with your instructions. The companies will vote 100% of the shares of each Enterprise Portfolio held by their respective separate accounts. If you do not give voting instructions for the shares of the Enterprise Portfolios held in your Contract, the companies will vote such shares in the same proportion as they vote shares for which they have received instructions. Enterprise Capital and MONY Life will vote the shares of the Enterprise Portfolios they own as surplus or seed money in the same proportions as shares for which Contractholders provide voting instructions. Failure to approve a proposal by any Enterprise Portfolio will not affect approval by another Portfolio. The record date for determining the number of shares outstanding and the Contractholders entitled to give voting instructions is April 8, 2004.

Q.	HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A.	For Proposals 1-3, we need the affirmative vote of a majority of each Enterprise Portfolio’s outstanding voting securities, as defined by the 1940 Act. For Proposal 4, we need the affirmative vote of a majority of the shares of the respective Enterprise Portfolio represented at the meeting in person or by proxy and entitled to vote.

Q.	HOW DO I PROVIDE VOTING INSTRUCTIONS?

A.	You are cordially invited to attend the Meeting and vote shares attributable to you in person. Since it is important that your vote be represented, you are urged to vote in one of the following ways if you are not able to attend the Meeting in person.

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You can provide voting instructions by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions regarding the proposals or how to provide voting instructions, please call the Enterprise Trust at 1-800-240-6669.

You may also provide voting instructions via the Internet. To do so have your voting instruction card available and go to the Web site: www.proxyweb.com. Enter your 12-digit control number from your voting instruction card and follow the instructions found on the Web site.

Finally, you can also provide voting instructions by telephone. To do so have your voting instruction card available and call 1-888-221-0697 toll free. Enter your 12-digit control number from your voting instruction card and follow the simple instructions given.

Q.	HOW DO I SIGN THE VOTING INSTRUCTION CARD?

A.	INDIVIDUAL ACCOUNTS: Contractholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as Jane Doe, Trustee; or an authorized officer of a company should indicate his or her position with the company, such as John Smith, President.

The attached Proxy Statement/Prospectus contains more detailed information about the proposals. Please read it carefully.

ENTERPRISE ACCUMULATION TRUST

Atlanta Financial Center

3343 Peachtree Road, NE

Suite 450

Atlanta, GA 30326

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of each of the portfolios (the “Enterprise Portfolios”) of the Enterprise Accumulation Trust (the “Enterprise Trust”) will be held at the offices of the Enterprise Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326 on June 4, 2004 at 2 p.m., Eastern Standard Time, to act on the proposals described below. Owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by MONY Life Insurance Company (“MONY Life”) or MONY Life Insurance Company of America (“MONY America”) (together, the “Shareholders” and, individually, a “Shareholder”) who have invested in shares of the Enterprise Portfolios through the investment divisions of a separate account or accounts of the Shareholders will be asked, as appropriate, to provide the relevant Shareholder with voting instructions on these proposals. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. (“AXA Financial”), AIMA Acquisition Co. and The MONY Group Inc. (“MONY”), providing for the acquisition of MONY by AXA Financial.

1.	For each Enterprise Portfolio, to approve a new Investment Advisory Agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital, the terms of which are substantially identical to the existing Investment Advisory Agreement with Enterprise Capital;

2.	For the Equity Income Portfolio, a series of the Enterprise Trust, to approve a new Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) among the Enterprise Trust, on behalf of the Equity Income Portfolio, Enterprise Capital and Boston Advisors, Inc. (“Boston Advisors”), the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors;

3.	For the Short Duration Bond Portfolio, a series of the Enterprise Trust, to approve a new Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Short Duration Bond Portfolio, Enterprise Capital and MONY Capital Management, Inc. (“MONY Capital”), the terms of which are substantially identical to the existing Sub-Advisory Agreement with MONY Capital;

4.	For each Enterprise Portfolio, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of such Enterprise Portfolio into a corresponding, newly created series (each, an “EQ Portfolio” and, collectively, the “EQ Portfolios”) of the EQ Advisors Trust (“EQ Trust”) as set forth in Appendix A of the Combined Proxy Statement and Prospectus for the EQ Trust, dated May 11, 2004, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio by such EQ Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of such Enterprise Portfolio; and

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your voting instruction card. The Board of Trustees of the Enterprise Trust has fixed the close of business on April 8, 2004 as the record date for determining the number of shares outstanding and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof. If you attend the Meeting, you may give your voting instructions in person.

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YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card for each of the Enterprise Portfolios in which you indirectly own shares in the enclosed postage-paid envelope. You also can provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote, if desired, at that time. The Board of Trustees recommends that you provide voting instructions to vote FOR the proposals.

By order of the Board of Trustees,

Catherine R. McClellan
Secretary

Dated: May 11, 2004

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ENTERPRISE ACCUMULATION TRUST

Atlanta Financial Center

3343 Peachtree Road, NE

Suite 450

Atlanta, GA 30326

(800) 432-4320

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

(800) 528-0204

COMBINED PROXY STATEMENT AND PROSPECTUS

DATED: May 11, 2004

This Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies and variable annuity contracts or certificates (“Contractholders”) issued by MONY Life Insurance Company of America (“MONY America”) and MONY Life Insurance Company (“MONY Life”) who had net premiums or contributions allocated to the investment divisions of MONY America and MONY Life’s separate accounts (collectively, “Separate Accounts”) that are invested in shares (“Shares”) of each of the portfolios (each an “Enterprise Portfolio” or an “Acquired Portfolio” and collectively, the “Enterprise Portfolios” or “Acquired Portfolios”) of the Enterprise Accumulation Trust (“Enterprise Trust”), an open-end management investment company, as of April 8, 2004. This Proxy Statement/Prospectus also is being furnished to Enterprise Capital and MONY Life as the owners of shares of the Enterprise Portfolios as surplus or seed money investments. MONY America, MONY Life and Enterprise Capital are sometimes referred to herein as the “Shareholders” or individually as a “Shareholder.” A list of the Enterprise Portfolios is included in Appendix A.

Contractholders are being provided the opportunity to instruct the Shareholders to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Enterprise Trust (“Enterprise Board”) of proxies to be used at the Joint Special Meeting of Shareholders (the “Meeting”) to be held at Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326 on June 4, 2004, at 2 p.m., Eastern Standard Time, or any adjournment or adjournments thereof. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. (“AXA Financial”), AIMA Acquisition Co. and The MONY Group Inc. (“MONY”), providing for the acquisition of MONY by AXA Financial (“AXA/MONY Merger”).

A list of the proposals described in this Proxy Statement/Prospectus and the Enterprise Portfolios to which each applies is described below:

Proposals	Enterprise Portfolios to which Proposal Applies
1. To approve a new Investment Advisory Agreement between the Enterprise Trust, on behalf of each Enterprise Portfolio, and Enterprise Capital, the terms of which are substantially identical to the existing Investment Advisory Agreement with Enterprise Capital.	All Enterprise Portfolios, each voting separately

2. To approve a new Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) among the Enterprise Trust, on behalf of the Equity Income Portfolio, Enterprise Capital and Boston Advisors, Inc. (“Boston Advisors”), the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors.	Equity Income Portfolio

3. To approve a new Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Short Duration Bond Portfolio, Enterprise Capital and MONY Capital Management, Inc. (“MONY Capital”), the terms of which are substantially identical to the existing Sub-Advisory Agreement with MONY Capital.	Short Duration Bond Portfolio

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4. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of each Enterprise Portfolio into a corresponding, newly created series (each, an “EQ Portfolio” or “Acquiring Portfolio” and, collectively, the “EQ Portfolios” or “Acquiring Portfolios”) of the EQ Advisors Trust, an open-end management investment company (“EQ Trust”), as set forth in Appendix A of this Proxy Statement/Prospectus, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio by such EQ Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of such Enterprise Portfolio (each, a “Reorganization” and, collectively, the “Reorganizations”).	All Enterprise Portfolios, each voting separately

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.	Each Enterprise Portfolio, as applicable

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. This Proxy Statement/Prospectus is being provided to the Shareholders and mailed to Contractholders on or about May 11, 2004. It is expected that the Shareholders will attend the Meeting in person or by proxy and will vote shares held by them in accordance with voting instructions received from Contractholders and in accordance with voting procedures established by the Enterprise Trust.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information, each dated May 1, 2003, as supplemented, of the Enterprise Trust (File Nos. 033-21534 and 811-05543), which contain additional information about the Enterprise Portfolios; and

2.	A Statement of Additional Information of the EQ Trust related to this Proxy Statement/Prospectus, dated May 11, 2004 (File No. 811-07953), which contains additional information about the Reorganizations.

For a free copy of any of the above documents, please call or write the Enterprise Trust or the EQ Trust at the above phone numbers or addresses.

Contractholders can find out more about the Acquired Portfolios in the Enterprise Trust’s most recent annual and semi-annual reports, which have been furnished to Contractholders. Contractholders may request another copy of these reports, without charge, by calling or writing to the Enterprise Trust at the above phone number or address.

The Enterprise Trust and the EQ Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Enterprise Trust and the EQ Trust file certain reports and other information with the SEC. You can copy and review information about the Enterprise Trust and the EQ Trust at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Enterprise Trust and the EQ Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Proxies and Voting	5

PROPOSAL 1: To Approve a New Investment Advisory Agreement between the Enterprise Trust, on Behalf of each Enterprise Portfolio, and Enterprise Capital, the Terms of which are Substantially Identical to the Existing Investment Advisory Agreement with Enterprise Capital	6

Background	6
Summary of the AXA/MONY Merger	7
Information About Enterprise Capital	7
Information About AXA Financial	8
Description of the Current and New Advisory Agreements	8
Evaluation by the Enterprise Board	10
Section 15(f) of the 1940 Act	11
Recommendation of the Enterprise Board	11
Required Vote	12

PROPOSAL 2: To Approve a New Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Equity Income Portfolio, Enterprise Capital and Boston Advisors, the Terms of which are Substantially Identical to the Existing Sub-Advisory Agreement with Boston Advisors	12

Background	12
Information about Boston Advisors	13
The Current and New Sub-Advisory Agreements	13
Evaluation by the Enterprise Board	14
Recommendation of the Enterprise Board	15
Required Vote	15

PROPOSAL 3: To Approve a new Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Short Duration Bond Portfolio, Enterprise Capital and MONY Capital, the Terms of which are Substantially Identical to the Existing Sub-Advisory Agreement with MONY Capital	16

Background	16
Information about MONY Capital	16
The Current and New Sub-Advisory Agreements	17
Evaluation by the Enterprise Board	18
Recommendation of the Enterprise Board	18
Required Vote	18

PROPOSAL 4: To Approve an Agreement and Plan of Conversion and Termination Providing for the Conversion of Each Enterprise Portfolio into a Corresponding, Newly Created EQ Portfolio as set forth in Appendix A to this Proxy Statement/Prospectus and, in connection therewith, the Acquisition by such EQ Portfolio of all of the Assets of such Enterprise Portfolio, in Exchange solely for the Assumption of all Liabilities of such Enterprise Portfolio by such EQ Portfolio and Shares of such EQ Portfolio, and the Subsequent Liquidation of such Enterprise Portfolio	19

Background	19
Summary of the Proposed Reorganizations	20
The Proposed Reorganizations	20
Comparison of Investment Objectives, Policies and Risks	22
Expense Tables	23
Examples of Portfolio Expenses	25
Comparison of Performance of EQ Portfolios	26
Management of the EQ Portfolios	26
Comparison of Distribution Policies	26
Comparison of Purchase, Exchange and Redemption Procedures	27
Tax Consequences of the Proposed Reorganizations	27

Detailed Information About the Reorganizations	27

Terms of the Reorganization Plan	27
Description of the Securities to be Issued	28
Reasons for the Reorganizations	28

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Federal Income Tax Consequences of the Proposed Reorganizations	31
Rights of Shareholders of the Acquired Portfolios and Acquiring Portfolios	31

Additional Information about the EQ Portfolios	31

The Investment Manager	31
The EQ Management Agreement	32
The Sub-Advisers	35
The EQ Sub-Advisory Agreements	35
Expense Limitation Agreement	36
Dividends and Other Distributions	37
Purchase, Exchange and Redemption Procedures	37
How Assets are Valued	38
Tax Consequences of Buying, Selling and Holding Portfolio Shares	39
Capitalization	40
Financial Highlights	40

Required Vote	40

Additional Voting Information	41

Share Ownership	41

Other Matters	41

Appendix A: Proposed Reorganizations	A-1

Appendix B: Similar Funds Managed by Enterprise Capital	B-1

Appendix C: Form of Investment Advisory Agreement between Enterprise Accumulation Trust and Enterprise Capital Management, Inc.	C-1

Appendix D: Sub-Advisers and Portfolio Managers of the Portfolios	D-1

Appendix E: Form of Investment Sub-Advisory Agreement among Enterprise Accumulation Trust, Enterprise Capital Management, Inc. and Boston Advisors, Inc.	E-1

Appendix F: Form of Investment Sub-Advisory Agreement among Enterprise Accumulation Trust, Enterprise Capital Management, Inc. and Mony Capital Management, Inc.	F-1

Appendix G: Form of Agreement and Plan of Conversion and Termination relating to the Enterprise Portfolios	G-1

Appendix H: Investment Objectives and Policies of the EQ Portfolios	H-1

Appendix I: Comparison of Fundamental and Non-Fundamental Policies	I-1

Appendix J: Performance of the Enterprise Portfolios	J-1

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Proxies and Voting

In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Voting Instruction Card, to date and sign the card, and to mail the card promptly in the enclosed postage-paid envelope, allowing sufficient time for the card to be received before the Meeting or to relay your voting instructions via telephone or the Internet by following the enclosed instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement/Prospectus are not received from Contractholders, MONY Life or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment with respect to an Enterprise Portfolio or the Enterprise Trust will require the affirmative vote of a majority of the shares of that Enterprise Portfolio present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Enterprise Portfolio’s shareholders.

Shares of the Enterprise Portfolios will be voted separately, with each Enterprise Portfolio voting as a single class. Approval of a proposal by any Enterprise Portfolio will not affect approval by another Enterprise Portfolio.

MONY Life and MONY America will vote shares of the Enterprise Portfolios allocated to subaccounts (“Subaccounts”) of their respective Separate Accounts that correspond to the Enterprise Portfolios based on instructions received from the Contractholders of such Accounts having the voting interest in the corresponding number of shares of each Enterprise Portfolio held in such Accounts. Each share of an Enterprise Portfolio is entitled to one vote. Shares for which no instructions are received in time to be voted, or that are attributable to amounts retained by Enterprise Capital, MONY Life or MONY America as surplus or seed money, will be voted by the record holder in the same proportion as instructions which have been received in time to be voted.

Unless the voting instructions direct MONY Life or MONY America otherwise, votes pursuant to the enclosed voting instructions will be cast “FOR” the proposals described in this Proxy Statement/Prospectus.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (i) written instructions addressed to the Secretary of the Enterprise Trust at Enterprise Accumulation Trust, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA 30326; (ii) attendance at the Meeting and voting in person, (iii) by proper execution and return of a later dated Voting Instruction Card (if received in time to be voted), or (iv) by providing later dated voting instructions by telephone or the Internet. Mere attendance at the Meeting will not revoke voting instructions.

Enterprise Capital will pay the expenses of the Enterprise Trust in connection with the AXA/MONY Merger. AXA Financial will pay the expenses of the Enterprise Trust in connection with the Reorganizations described in Proposal 4. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of Enterprise Capital, or of MONY or its affiliates, personally or by telephone or telegraph, without additional compensation. Enterprise Capital has engaged the services of D.F. King and Co., Inc., for a fee of up to $100,000, to assist in the solicitation of proxies at the Meeting. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Voting Instruction Cards. For those services, MONY America and/or MONY Life will reimburse them for their out-of-pocket expenses.

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PROPOSAL 1:	To Approve a New Investment Advisory Agreement between the Enterprise Trust, on Behalf of each Enterprise Portfolio, and Enterprise Capital, the Terms of which are Substantially Identical to the Existing Investment Advisory Agreement with Enterprise Capital.

(All Enterprise Portfolios, Each Voting Separately)

Background

Enterprise Capital serves as investment adviser to the Enterprise Trust on behalf of each Enterprise Portfolio pursuant to a Restated Investment Advisory Agreement entered into with the Enterprise Trust dated September 17, 2002, as amended on February 28, 2003 and May 1, 2003 (“Current Advisory Agreement”). The Current Advisory Agreement was last approved by shareholders with respect to the Equity, Managed and Small Company Value Portfolios on April 26, 1996 for the purpose of increasing the advisory fee paid to Enterprise Capital with respect to those Enterprise Portfolios. With respect to the remaining Enterprise Portfolios, the Current Advisory Agreement was approved by their initial shareholders prior to the commencement of operations of those Enterprise Portfolios.

Shareholders of all Enterprise Portfolios are being asked to approve a new Investment Advisory Agreement between Enterprise Capital and the Enterprise Trust (the “New Advisory Agreement”) with respect to each Enterprise Portfolio. The Current Advisory Agreement, as required by the Investment Company Act of 1940, as amended (“1940 Act”), contains a provision requiring that the agreement terminate in the event of its “assignment.” Under the 1940 Act, a change of control of an investment adviser results in an assignment and the termination of the adviser’s investment advisory contracts. As a result of the AXA/MONY Merger discussed below, Enterprise Capital will undergo a change of control upon consummation of that Merger. Such a change of control would be deemed to constitute an assignment of the Current Advisory Agreement. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable Enterprise Capital to continue to manage the Enterprise Trust. The Enterprise Board believes that it is prudent and in the best interest of each Enterprise Portfolio to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the level nor quality of the advisory services provided to each Enterprise Portfolio nor the compensation paid for those services will change under the New Advisory Agreement. The New Advisory Agreement contains terms substantially identical to those in the Current Advisory Agreement.

Separately, in Proposals 2 and 3, shareholders of the Equity Income Portfolio and Short Duration Bond Portfolio, respectively, each a series of the Enterprise Trust, are being asked to approve a new Investment Sub-Advisory Agreement for their respective Portfolios. Shareholders of other Enterprise Portfolios are not being asked to approve a new investment sub-advisory agreement with respect to their Portfolios. The relevant provisions of the 1940 Act normally require a shareholder vote to approve a new sub-advisory agreement following the change of control of a sub-adviser. However, the Enterprise Trust has obtained an exemptive order from the SEC, which permits the Enterprise Trust to enter into new sub-advisory agreements following a change of control of an unaffiliated sub-adviser, without shareholder approval. The order does not permit the Enterprise Trust to enter into new sub-advisory agreements with any sub-adviser that is an affiliated person of Enterprise Capital or the Enterprise Trust without obtaining shareholder approval. Since Boston Advisors, the sub-adviser to the Equity Income Portfolio, and MONY Capital, the sub-adviser to the Short Duration Bond Portfolio, are indirect, wholly owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Portfolios are being asked to approve new sub-advisory agreements with respect to those Enterprise Portfolios. Pursuant to the order, the other Enterprise Portfolios do not require a shareholder vote to approve new sub-advisory agreements, even though their sub-advisory agreements will terminate when the Current Advisory Agreement with Enterprise Capital terminates. The Enterprise Board has approved new sub-advisory agreements with each of the existing sub-advisers.

It is expected that the Reorganizations described in Proposal 4 will take place shortly after the AXA/MONY Merger takes place. As a result of these Reorganizations, The Equitable Life Assurance Society of the United States (“Equitable”) rather than Enterprise Capital will serve as the investment manager of the portfolios. However, the current investment sub-advisers for the Enterprise Portfolios will serve as the sub-advisers for the corresponding EQ Portfolios and will continue to be responsible for the day-to-day management of your investment.

The New Investment Advisory Agreement between the Enterprise Trust and Enterprise Capital, which you are being asked to approve, and the new investment sub-advisory agreements with respect to the Enterprise

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Portfolios, including the agreements with Boston Advisors and MONY Capital that you are being asked to approve, will be in effect only for the relatively short period of time between the closing of the AXA/MONY Merger and the closing of the Reorganizations. However, your approval of these agreements with Enterprise Capital, Boston Advisors and MONY Capital is necessary to ensure that the Enterprise Trust does not have to make other arrangements with these companies for investment advisory services during that period of time.

Summary of the AXA/MONY Merger

On September 17, 2003, MONY, AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA Financial. MONY is the parent company of MONY Life, which wholly owns Enterprise Capital. As a result of the AXA/MONY Merger, MONY will cease to be a publicly traded company and will become a wholly owned subsidiary of AXA Financial.

The AXA/MONY Merger is subject to certain regulatory approvals and other conditions, including the approval of the AXA/MONY Merger by the shareholders of MONY. Shareholders of the Enterprise Trust are not being asked to vote on the AXA/MONY Merger. The AXA/MONY Merger is expected to be consummated by the end of the second quarter of 2004.

The AXA/MONY Merger, if consummated, may be deemed to constitute an “assignment,” as defined in the 1940 Act, of the Enterprise Trust’s Current Advisory Agreement with Enterprise Capital because, as a result of the AXA/MONY Merger, MONY Life and thus Enterprise Capital will become wholly owned subsidiaries of AXA Financial. As required by the 1940 Act, the Current Advisory Agreement provides for automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable Enterprise Capital to continue to manage the Enterprise Trust pending the occurrence of the Reorganizations discussed in Proposal 4 below, if those Reorganizations are approved by Contractholders. No change in the investment sub-advisers (“Sub-Advisers”) or portfolio management teams of the Enterprise Portfolios is anticipated to occur as a result of the AXA/MONY Merger.

Information About Enterprise Capital

Enterprise Capital, a Georgia corporation, is a wholly owned subsidiary of MONY Life, one of the nation’s largest insurance companies, and an indirect wholly owned subsidiary of MONY. Enterprise Capital is located at 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326-1022. MONY Life and MONY are located at 1740 Broadway, New York, New York 10019. After the AXA/MONY Merger, Enterprise Capital will be wholly owned by AXA Financial. Information about AXA Financial is provided below.

The current directors and principal executive officers of Enterprise Capital and a description of their principal occupations are set forth below. The principal business address of each director and officer is 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326-1022.

Name	Position with Enterprise Capital and Principal Occupation

Victor Ugolyn*	Chairman, President and Chief Executive Officer

Catherine R. McClellan*	Director, Sr. Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

Phillip G. Goff*	Vice President and Chief Financial Officer

Herbert M. Williamson*	Vice President, Treasurer and Assistant Secretary

*	Mr. Ugolyn is Trustee, Chairman, President and Chief Executive Officer of the Enterprise Trust. Mr. Goff is Vice President and Chief Financial Officer of the Enterprise Trust. Mr. Williamson is Treasurer and Assistant Secretary of the Enterprise Trust. Ms. McClellan is Secretary of the Enterprise Trust.

The table in Appendix B lists other funds for which Enterprise Capital serves as investment adviser having a similar investment objective to the relevant Enterprise Portfolios, and indicates the assets of such other funds and Enterprise Capital’s rate of compensation for serving as investment adviser for such other funds.

7

Information About AXA Financial

AXA Financial is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world’s largest asset managers, with total assets under management of approximately $508.3 billion at December 31, 2003. AXA Financial’s financial advisory and insurance product businesses are conducted principally by its wholly owned life insurance subsidiary, The Equitable Life Assurance Society of the United States (“Equitable”), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA Advisors, LLC and AXA Distributors, LLC. Equitable, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA Financial’s investment management and related services business is conducted by Equitable and Alliance Capital Management L.P.

Description of the Current and New Advisory Agreements

Except for differences in the effective dates, the Current and New Advisory Agreements are the same in all material respects. For purposes of the New Advisory Agreement, the amendments to the Current Advisory Agreement, which modified Schedule A to the agreement to either delete Enterprise Portfolios that are no longer in existence or added new Enterprise Portfolios to the agreement, have been incorporated into the New Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix C.

Pursuant to both agreements, Enterprise Capital serves as investment adviser to the Enterprise Trust, subject to the supervision of the Enterprise Board, and is responsible for furnishing the Enterprise Trust advice with respect to the investment and reinvestment of the assets of each Enterprise Portfolio in accordance with the investment objectives of each Portfolio, as set forth in the currently effective registration statement. In carrying out its duties under both agreements, Enterprise Capital must select and employ Sub-Advisers for each Enterprise Portfolio. Enterprise Capital shall be responsible for, among other things, the general supervision of the respective Sub-Advisers. Attached hereto as Appendix D is a description of the Sub-Advisers appointed to manage the Enterprise Portfolios and the portfolio managers for those Portfolios.

The following table sets forth the aggregate brokerage commissions paid by each Enterprise Portfolio to any affiliated broker-dealers of an Enterprise Portfolio, Enterprise Capital or the Sub-Advisers for the fiscal year ended December 31, 2003.

Enterprise Portfolio	Broker	Aggregate Brokerage Commissions Paid to Affiliated Broker	Percentage of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker
Growth and Income Portfolio	UBS Warburg LLC	$3,295	2%
International Growth Portfolio	State Street Brokerage Svcs.	$2,073	5%
Multi-Cap Growth Portfolio	Fred Alger & Co., Inc.	$172,566	51%
Small Company Value Portfolio	Wexford Securities	$119,220	82%

Both agreements also provide that Enterprise Capital must furnish office facilities, including space, furniture and equipment, and to the extent that such services are not being provided by others under contract with the Enterprise Trust, keeping the books and records of the Enterprise Trust.

Under both agreements, as compensation for its services, Enterprise Capital will receive from each Enterprise Portfolio a fee, computed daily and payable monthly, based on the average daily net assets of such Enterprise Portfolio. The table below sets out the rate of the advisory fee payable by each Enterprise Portfolio under both agreements. The table also sets forth the individual fee paid on behalf of each Enterprise Portfolio for the fiscal year ended December 31, 2003 (before and after taking into account any expense reimbursements). During that period, the aggregate fee charged to the Enterprise Trust by Enterprise Capital for services on behalf of the Enterprise Portfolios was approximately $15,433,932 (after taking into account any expense reimbursements). Enterprise Capital compensates each Sub-Adviser from the fees it receives.

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Portfolio	Annual Advisory Fee Rate (as a percentage of daily net assets)	Management Fee for Fiscal Year Ended December 31, 2003	Management Fee for Fiscal Year Ended December 31, 2003 after Expense Reimbursements
Capital Appreciation Portfolio	0.75%	$357,970	$357,970
Deep Value Portfolio	0.75%	$10,500	$1,479
Equity Income Portfolio	0.75%	$299,291	$296,154
Equity Portfolio	0.80% of the first $400 million; 0.75% of the next $400 million; 0.70% for assets in excess of $800 million	$1,918,476	$1,918,476
Global Socially Responsive Portfolio	0.90%	$17,299	$12,211
Growth and Income Portfolio	0.75%	$849,230	$849,230
Growth Portfolio	0.75%	$1,781,493	$1,781,493
High-Yield Bond Portfolio	0.60%	$507,818	$507,818
International Growth Portfolio	0.85%	$398,487	$398,487
Managed Portfolio	0.80% of the first $400 million; 0.75% of the next $400 million; 0.70% for assets in excess of $800 million	$5,151,890	$5,151,890
Mergers and Acquisition Portfolio	0.90%	$10,536	$8,041
Multi-Cap Growth Portfolio	1.00%	$601,964	$601,964
Short Duration Bond Portfolio	0.45%	$22,422	$19,176
Small Company Growth Portfolio	1.00%	$715,600	$715,600
Small Company Value Portfolio	0.80% of the first $400 million; 0.75% of the next $400 million; 0.70% for assets in excess of $800 million	$2,637,120	$2,637,120
Total Return Portfolio	0.55%	$252,663	$176,823

Each agreement provides that the Enterprise Trust will pay all its expenses, other than those expenses that are specifically stated in the agreement to be payable by Enterprise Capital. These expenses include (a) the fees, compensation and traveling expenses of the Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the Enterprise Trust; (b) telephone, telegraphic and postage expenses related to communications between Trustees and officers of the Enterprise Trust, other than those provided by the Enterprise Capital; (c) the fees of any custodian, transfer agent, registrar of dividend disbursing agent of the Enterprise Trust; (d) compensation of the Enterprise Trust’s auditors and counsel, including compensation and costs relating to litigation; (e) franchise, income and original issue taxes relating to the Enterprise Trust and its securities; (f) fees and legal expenses incurred in qualifying the shares of the Enterprise Trust for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification; (g) insurance premiums or interest on indebtedness; (h) association dues; (i) fees and expenses involved in registering and maintaining registrations of the Enterprise Trust and of its shares with the SEC, including the preparation and printing of prospectuses; (j) costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings; (k) cost of printing of stock certificates; (l) broker’s commissions and issue and transfer taxes chargeable to the Enterprise Trust in connection with securities transactions to which the Enterprise Trust is a party; and (m) business licenses, intangible and franchise taxes. Costs relating to the Enterprise Trust’s dividends and capital gains reinvestment program and other shareholder plans will not be borne by the Enterprise Trust except to the extent of the normal cost to the Enterprise Trust of issuing shares. All other costs relating to such programs and plans will be borne by Enterprise Capital.

9

The Enterprise Trust has entered into a Services Agreement, dated December 1, 1999, with MONY Life Insurance Company (“MONY Life”), which is an affiliated company of Enterprise Capital, under which MONY Life provides sub-accounting and other services. For the fiscal year ended December 31, 2003, the Enterprise Trust paid MONY Life an aggregate fee of $4,016,117 for services rendered by MONY Life in connection with the Services Agreement. The following table identifies the individual fee paid by each Enterprise Portfolio under the Administrative Services Agreement for the fiscal year ended December 31, 2003.

Enterprise Portfolio	Service Fees paid to MONY Life for the fiscal year ended December 31, 2003
Capital Appreciation Portfolio	$101,298
Deep Value Portfolio	$1,204
Equity Income Portfolio	$83,794
Equity Portfolio	$519,838
Global Socially Responsive Portfolio	$1,683
Growth and Income Portfolio	$234,952
Growth Portfolio	$500,642
High-Yield Bond Portfolio	$87,835
International Growth Portfolio	$98,430
Managed Portfolio	$1,349,915
Mergers and Acquisition Portfolio	$5,466
Multi-Cap Growth Portfolio	$127,977
Short Duration Bond Portfolio	$2,444
Small Company Growth Portfolio	$152,981
Small Company Value Portfolio	$700,981
Total Return Portfolio	$46,677

Both the current and new agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, Enterprise Capital will not be liable to the Enterprise Trust or to any shareholder or shareholders of the Enterprise Trust for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by Enterprise Capital under the agreement.

Both agreements provide that they will continue in force from year to year, if approved annually in accordance with the requirements of the 1940 Act. Both agreements also provide that the Enterprise Trust may terminate the agreements at any time, without the payment of any penalty, by vote of the Enterprise Board, or by vote of a majority of its outstanding voting securities by 60 days written notice to Enterprise Capital. Under both agreements, Enterprise Capital may terminate the agreements by 60 days written notice to the Enterprise Trust without the payment of any penalty. As required by the 1940 Act, each agreement also provides that it will immediately terminate in the event of its assignment.

Evaluation by the Enterprise Board

At a meeting held on January 13, 2004, the Enterprise Board met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Enterprise Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Enterprise Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios, (d) the management, financial position and business of AXA Financial and its affiliates’ business and operations; (e) the performance of the investment companies advised by AXA Financial’s affiliates; (f) the impact of the AXA/MONY

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Merger on the Enterprise Portfolios and their shareholders; (g) the current plans of AXA Financial and its affiliates with respect to Enterprise Capital and the Enterprise Portfolios, including the proposal to reorganize the Enterprise Portfolios into corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial’s plans for retaining personnel currently employed by Enterprise Capital who currently provide services to the Enterprise Portfolios.

In connection with its deliberations, the Enterprise Board evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution; (b) the financial strength and resources of AXA Financial and its commitment to asset management growth; (c) the favorable history, reputation, qualifications and background of AXA Financial and Enterprise Capital, as well as the qualifications of each company’s personnel; (d) the expectation that the New Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Enterprise Portfolios prior to the proposed Reorganizations (as discussed below in Proposal 4); (e) the expectation that the investment objectives, policies and management strategies of the Enterprise Portfolios after the AXA/MONY Merger will not materially change; (f) the terms of the AXA/MONY Merger do not contemplate any increases in the advisory fees paid by the Enterprise Portfolios; (g) the expectation that the same Sub-Advisers will manage the assets of the Enterprise Portfolios on a day-to-day basis pending the consummation of the proposed Reorganizations; (h) the statement of Enterprise Capital as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the advisory services provided to the Enterprise Trust by Enterprise Capital prior to the proposed Reorganizations; and (i) the commitment of Enterprise Capital to pay the expenses of the Enterprise Trust in connection with the AXA/MONY Merger so that shareholders of the Enterprise Portfolios would not have to bear such expenses.

Section 15(f) of the 1940 Act

AXA Financial has agreed to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change of control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

AXA Financial and MONY have advised the Enterprise Board that they are aware of no circumstances arising from the AXA/MONY Merger that might result in an “unfair burden” being imposed on the Enterprise Trust. In addition, Michael I. Roth and Sam Foti, two of the “interested” Trustees, have agreed to resign from the Enterprise Board, effective as of the closing date of the AXA/MONY Merger. As a result, upon that date, 80% of the Trustees of the Enterprise Trust will not be “interested persons” of Enterprise Capital or AXA Financial.

Recommendation of the Enterprise Board

The Enterprise Board, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Advisory Agreement for the Enterprise Trust are reasonable, fair and in the best interests of each Enterprise Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Enterprise Board based this decision on its evaluation of the information presented and other information made available to them, its experience with Enterprise Capital and AXA Financial’s assurances that there were no planned changes in the level or quality of the advisory services provided to the Enterprise Trust. By a vote cast at the January 13th meeting, the Enterprise Board, and separately the Independent Trustees, unanimously

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approved, and voted to recommend to the shareholders of each Enterprise Portfolio that they approve, the New Advisory Agreement with Enterprise Capital.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement for an Enterprise Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Enterprise Portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a “majority of the outstanding voting securities” of an Enterprise Portfolio means the lesser of (a) 67% or more of the shares of the Enterprise Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Enterprise Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Enterprise Portfolio.

If the shareholders of an Enterprise Portfolio approve the New Advisory Agreement, it will become effective with respect to that Enterprise Portfolio upon termination of the Current Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of an Enterprise Portfolio have not approved the New Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Advisory Agreement will terminate upon consummation of that Merger and Enterprise Capital will serve as the adviser to that Enterprise Portfolio pursuant to an interim Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Advisory Agreement is substantially similar to the Current and New Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Advisory Agreement. If shareholders of the Enterprise Portfolio do not approve the New Advisory Agreement, Enterprise Capital would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

The Enterprise Board Unanimously Recommends that Contractholders Instruct the Shareholders to Vote “For” Proposal 1.

PROPOSAL 2:	To Approve a New Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Equity Income Portfolio, Enterprise Capital and Boston Advisors, the Terms of which are Substantially Identical to the Existing Sub-Advisory Agreement with Boston Advisors.

(Equity Income Portfolio)

Background

Boston Advisors serves as the sub-adviser to the Enterprise Trust’s Equity Income Portfolio pursuant to a Sub-Advisory Agreement entered into with the Enterprise Trust and Enterprise Capital dated November 29, 2002 (the “Current Sub-Advisory Agreement”). The Current Sub-Advisory Agreement was approved by shareholders on October 23, 2003.

As discussed above, Enterprise Capital will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. Boston Advisors is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the Enterprise Board believes that it is prudent and in the best interest of the Equity Income Portfolio to obtain shareholder approval of a new Sub-Advisory Agreement among the Enterprise Trust, Enterprise Capital and Boston Advisors with respect to that Enterprise Portfolio (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement contains terms substantially identical to those in the Current Sub-Advisory Agreement.

It is expected that the Reorganizations described in Proposal 4 will take place shortly after the AXA/MONY Merger takes place. Thus, the New Sub-Advisory Agreement between the Enterprise Trust, Enterprise Capital and Boston Advisors, which you are being asked to approve, will be in effect only for the relatively

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short period of time between the closing of the AXA/MONY Merger and the closing of the Reorganizations. However, your approval of the agreement with Boston Advisors is necessary to ensure that the Equity Income Portfolio does not have to make other arrangements for investment sub-advisory services during that period of time.

Information about Boston Advisors

Boston Advisors is a Massachusetts corporation located at One Federal Street, 26th Floor, Boston, MA 02110. Boston Advisors is a wholly owned subsidiary of The Advest Group, Inc, which is a wholly owned subsidiary of MONY, and is located at 90 State House Square, Hartford, CT 06103. After the AXA/MONY Merger, Boston Advisors will become a wholly owned subsidiary of AXA Financial. Information about AXA Financial is provided above.

The directors and principal executive officers of Boston Advisors and a description of their principal occupations are set out below. The principal business address of each director and officer is One Federal Street, 26th Floor, Boston, MA 02110.

Name	Position with Boston Advisors and Principal Occupation
Allen G. Botwinick	Director and Chairman
Michael J. Vogelzang	Director and President
Donna L. Sawan	Director and Treasurer
Lee G. Kuckro	Director and Clerk
Donna C. Mcadam	Vice President of Operations
David A. Horowitz	Assistant Clerk

The following table lists other funds for which Boston Advisors serves as investment adviser having a similar investment objective to the Equity Income Portfolio, and indicates the assets of such other funds and Boston Advisors’ rate of compensation for serving as investment adviser for such other funds.

Name of Enterprise Porfolio	Name of Similar Portfolio	Annual Advisory Fee Rate for Similar Portfolio (as a percentage of daily net assets)	Net Assets of Similar Portfolio (In Millions as of 12/31/03)
Equity Income Portfolio	MONY Series Fund, Inc. – Equity Income Portfolio	0.15%	$11.3

	The Enterprise Group of Funds, Inc. – Equity Income Fund	0.30% on the first $100 million 0.25% on the next $100 million 0.20% thereafter	$117.7

The Current and New Sub-Advisory Agreements

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement with Boston Advisors are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix E.

Pursuant to both agreements, Boston Advisors serves as the investment sub-adviser to the Equity Income Portfolio, subject to the oversight and supervision by Enterprise Capital and the Enterprise Board, and is responsible for

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making investment decisions and placing orders, with respect to the portion of the Equity Income Portfolio managed by it, for the purchase and sale of Equity Income Portfolio’s investments with the brokers or dealers it selects at its discretion. The agreements require Boston Advisors to carry out its responsibilities under the agreements in compliance with the investment objectives, restrictions and limitations of the Equity Income Portfolio, as set forth in the Enterprise Trust’s current registration statement. In addition, Boston Advisors is required to maintain certain books and records as described in both agreements, and is required to furnish the Enterprise Board with periodic and special reports that the Enterprise Board may reasonably request.

Under both agreements, Enterprise Capital (not the Equity Income Portfolio), shall pay Boston Advisors a monthly fee at an annual rate of 0.30% of the average daily net assets of the Equity Income Portfolio for the first $100 million under management, 0.25% of the average daily net assets for the next $100 million under management, and 0.20% of the average daily net assets for assets in excess of $200 million. The aggregate sub-advisory fee charged by Boston Advisors with respect to the Equity Income Portfolio for the fiscal year ended December 31, 2003 was $119,716.

Each agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, Boston Advisors will not be liable to the Enterprise Trust, the Equity Income Portfolio, any shareholder of the Equity Income Portfolio or to Enterprise Capital for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by Boston Advisors. However, Boston Advisors will be held liable for any losses resulting from its negligent management that result in transaction errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from its negligence which results in mispricing the Equity Income Portfolio. In these cases, Boston Advisors will be obligated to make the Equity Income Portfolio whole and absorb the related transfer agent costs that result from the transaction.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

The Enterprise Trust may terminate each agreement at any time, without payment of any penalty, by vote of the Enterprise Board or by vote of a majority of its outstanding voting securities, by 30 days’ written notice to Enterprise Capital and Boston Advisors. Enterprise Capital may terminate each agreement by 30 days’ written notice to Boston Advisors, and Boston Advisors may terminate each agreement by 30 days’ written notice to Enterprise Capital, without the payment of any penalty. As required by the 1940 Act, each agreement provides that it will immediately terminate in the event of its assignment.

Evaluation by the Enterprise Board

At a meeting held on January 13, 2004, the Enterprise Board met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Enterprise Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Enterprise Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates’ business and operations; (e) the performance of the investment companies advised by AXA Financial’s affiliates; (f) the impact of the AXA/MONY Merger on the Equity Income Portfolio and its shareholders; (g) the current plans of AXA Financial and its affiliates with respect to Boston Advisors and the Equity Income Portfolio, including the proposal to reorganize the Equity Income Portfolio into a corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial’s plans for retaining personnel currently employed by Boston Advisors who currently provide services to the Equity Income Portfolio. In addition, the Enterprise Board received information regarding Boston Advisors, including (a) the nature and quality of the services expected to be rendered to the Equity Income Portfolio by Boston Advisors; (b) the history, reputation, qualification, and background of Boston Advisors, as well as the qualifications of its investment personnel and portfolio managers; (c) Boston Advisor’s organizational structure, investment process and style, and performance record; and (d) Boston Advisor’s ability to continue to implement the investment objective of the Equity Income Portfolio.

In connection with their deliberations, the Enterprise Board evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of

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execution; (b) the investment performance of Boston Advisors; (c) the favorable history, reputation, qualifications and background of Boston Advisors, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Equity Income Portfolio prior to the proposed Reorganization (as discussed below in Proposal 4); (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the Equity Income Portfolio by Boston Advisors through the date of the proposed Reorganization; (f) the expectation that the investment objectives, policies and management strategies of the Equity Income Portfolio after the AXA/MONY Merger will not materially change; (g) the terms of the AXA/MONY Merger do not contemplate any increases in the sub-advisory fees paid with respect to the Equity Income Portfolio; (h) the expectation that substantially the same portfolio investment team will manage the Equity Income Portfolio on a day-to-day basis through the date of the proposed Reorganization; and (i) the commitment of Enterprise Capital to pay the expenses of the Equity Income Portfolio in connection with the AXA/MONY Merger so that shareholders of the Equity Income Portfolio would not have to bear such expenses.

Recommendation of the Enterprise Board

The Enterprise Board, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of the Equity Income Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Enterprise Board based this decision on its evaluation of the information presented and other information made available to them, its experience with Enterprise Capital and Boston Advisors, and AXA Financial’s assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the Equity Income Portfolio. By a vote cast at the January 13th meeting, the Enterprise Board, and separately the Independent Trustees, unanimously approved, and voted to recommend to the shareholders of the Equity Income Portfolio that they approve, the New Sub-Advisory Agreement with Boston Advisors.

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for the Equity Income Portfolio will require the affirmative vote of a majority of the outstanding voting securities of the Equity Income Portfolio. In accordance with the 1940 Act and as used in this Proposal 2, a “majority of the outstanding voting securities” of the Equity Income Portfolio means the lesser of (a) 67% or more of the shares of the Equity Income Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Equity Income Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Equity Income Portfolio.

If the shareholders of the Equity Income Portfolio approve the New Sub-Advisory Agreement prior to the consummation of the AXA/MONY Merger, it will become effective with respect to the Equity Income Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of the Equity Income Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and Boston Advisors will serve as the sub-adviser to the Equity Income Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, Boston Advisors would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

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The Enterprise Board Unanimously Recommends that

Contractholders Instruct the Shareholders to Vote “For” Proposal 2.

PROPOSAL 3:	To Approve a new Sub-Advisory Agreement among the Enterprise Trust, on behalf of the Short Duration Bond Portfolio, Enterprise Capital and MONY Capital, the Terms of which are Substantially Identical to the Existing Sub-Advisory Agreement with MONY Capital.

(Short Duration Bond Portfolio)

Background

MONY Capital serves as the Sub-Adviser to the Enterprise Trust’s Short Duration Bond Portfolio pursuant to a Sub-Advisory Agreement entered into with the Enterprise Trust and Enterprise Capital dated November 29, 2002 (the “Current Sub-Advisory Agreement”). The Current Sub-Advisory Agreement was approved by the Portfolio’s initial shareholder at the time the Portfolio commenced operations.

As discussed above, Enterprise Capital will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. MONY Capital is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the Enterprise Board believes that it is prudent and in the best interest of the Short Duration Bond Portfolio to obtain shareholder approval of a new Investment Sub-Advisory Agreement among the Enterprise Trust, Enterprise Capital and MONY Capital with respect to the Short Duration Bond Portfolio (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement contains terms substantially identical to those in the Current Sub-Advisory Agreement.

It is expected that the Reorganizations described in Proposal 4 will take place shortly after the AXA/MONY Merger takes place. Thus, the New Sub-Advisory Agreement between Enterprise Trust, Enterprise Capital and MONY Capital, which you are being asked to approve, will be in effect only for the relatively short period of time between the closing of the AXA/MONY Merger and the closing of the Reorganizations. However, your approval of the agreement with MONY Capital is necessary to ensure that the Short Duration Bond Portfolio does not have to make other arrangements for investment sub-advisory services during that period of time.

Information about MONY Capital

MONY Capital, a Delaware corporation, is a wholly owned subsidiary of MONY. Both MONY Capital and MONY are located at 1740 Broadway, New York, NY 10019. After the AXA/MONY Merger, MONY Capital will be a wholly owned subsidiary of AXA Financial. Information about AXA Financial is set forth above.

The directors and principal executive officers of MONY Capital and a description of their principal occupations are set out below. The principal business address of each director and officer is 740 Broadway, New York, NY 10019.

Name	Position with MONY Capital and Principal Occupation
William D. Goodwin	Director, President and Chief Executive Officer
Kenneth M. Levine	Chairman and Director
Richard Daddario	Director
Robin S. Bart	Director
Suzanne E. Walton	Senior Managing Director
Emilia F. Wiener	Senior Managing Director
Gregory M. Mitchell	Senior Managing Director

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The following table lists other funds for which MONY Capital serves as investment adviser having a similar investment objective to the Short Duration Bond Portfolio, and indicates the assets of such other funds and MONY Capital’s rate of compensation for serving as investment adviser for such other funds.

Name of Enterprise Portfolio	Name of Similar Portfolio Managed by MONY Capital	Annual Advisory Fee Rate for Similar Portfolio (as a percentage of daily net assets)	Net Assets of Similar Portfolio (In Millions as of 12/31/03)
Short Duration Bond Portfolio	The Enterprise Group of Funds, Inc. – Short Duration Bond Portfolio	0.10%	$27.4

The Current and New Sub-Advisory Agreements

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement with MONY Capital are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix F.

Pursuant to both agreements, MONY Capital serves as the investment sub-adviser to the Short Duration Bond Portfolio, subject to the oversight and supervision by Enterprise Capital and the Enterprise Board of the Enterprise Trust, and is responsible for making investment decisions and placing orders, with respect to the portion of the Short Duration Bond Portfolio managed by it, for the purchase and sale of the Short Duration Bond Portfolio’s investments with the brokers or dealers it selects at its discretion. The agreements require MONY Capital to carry out its responsibilities under the agreement in compliance with the investment objectives, restrictions and limitations of the Short Duration Bond Portfolio as set forth in the Enterprise Trust’s current registration statement. In addition, MONY Capital is required to maintain certain books and records as described in both agreements, and is required to furnish the Enterprise Board with periodic and special reports that the Enterprise Board may reasonably request.

Under both agreements, Enterprise Capital (not the Short Duration Bond Portfolio) shall pay MONY Capital a fee at an annual rate of 0.10% of the average daily net assets of the Short Duration Bond Portfolio. The aggregate sub-advisory fee paid to MONY Capital with respect to the Short Duration Bond Portfolio for the fiscal year ended December 31, 2003 was $4,969.

Each agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, MONY Capital will not be liable to the Enterprise Trust, the Short Duration Bond Portfolio, any shareholder of the Short Duration Bond Portfolio or to Enterprise Capital for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by MONY Capital. However, MONY Capital will be held liable for any losses resulting from its negligent management that result in transaction errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from its negligence that results in mispricing the Short Duration Bond Portfolio. In these cases, Boston Advisors will be obligated to make the Short Duration Bond Portfolio whole and absorb the related transfer agent costs that result from the transaction.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

The Enterprise Trust may terminate each agreement at any time, without payment of any penalty, by vote of the Enterprise Board or by vote of a majority of its outstanding voting securities, by 30 days’ written notice to Enterprise Capital and MONY Capital. Enterprise Capital may terminate each agreement by 30 days’ written notice to MONY Capital, and MONY Capital may terminate each agreement by 30 days’ written notice to Enterprise Capital, without the payment of any penalty. As required by the 1940 Act, each agreement provides that it will immediately terminate in the event of its assignment.

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Evaluation by the Enterprise Board

At a meeting held on January 13, 2004, the Enterprise Board met with representatives of AXA Financial and Enterprise Capital to consider the proposal. The representatives discussed with the Enterprise Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the Enterprise Portfolios. The representatives provided information to the Enterprise Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the Enterprise Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the Enterprise Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates’ business and operations; (e) the performance of the investment companies advised by AXA Financial’s affiliates; (f) the impact of the AXA/MONY Merger on the Short Duration Bond Portfolio and its shareholders; (g) the current plans of AXA Financial and its affiliates with respect to MONY Capital and the Short Duration Bond Portfolio, including the proposal to reorganize the Short Duration Bond Portfolio into a corresponding, newly created series of the EQ Trust (as discussed below in Proposal 4); and (h) AXA Financial’s plans for retaining personnel currently employed by MONY Capital who currently provide services to the Short Duration Bond Portfolio. In addition, the Enterprise Board received information regarding MONY Capital, including (a) the nature and quality of the services expected to be rendered to the Short Duration Bond Portfolio by MONY Capital; (b) the history, reputation, qualification, and background of MONY Capital, as well as the qualifications of its investment personnel and portfolio managers; (c) MONY Capital’s organizational structure, investment process and style, and performance record; and (d) MONY Capital’s ability to continue to implement the investment objective of the Short Duration Bond Portfolio.

In connection with their deliberations, the Enterprise Board evaluated the above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution; (b) the investment performance of MONY Capital; (c) the favorable history, reputation, qualifications and background of MONY Capital, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the Short Duration Bond Portfolio prior to the proposed Reorganization (as discussed below in Proposal 4); (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the Short Duration Bond Portfolio by MONY Capital through the date of the proposed Reorganization; (f) the expectation that the investment objectives, policies and management strategies of the Short Duration Bond Portfolio after the AXA/MONY Merger will not materially change; (g) the terms of the AXA/MONY Merger do not contemplate any increases in the sub-advisory fees paid with respect to the Short Duration Bond Portfolio; (h) the expectation that substantially the same portfolio investment team will manage the Short Duration Bond Portfolio on a day-to-day basis through the date of the proposed Reorganization; and (i) the commitment of Enterprise Capital to pay the expenses of the Short Duration Bond Portfolio in connection with the AXA/MONY Merger so that shareholders of the Short Duration Bond Portfolio would not have to bear such expenses.

Recommendation of the Enterprise Board

The Enterprise Board, including the Independent Trustees, considered the proposal at the January 13, 2004 meeting and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of the Short Duration Bond Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Enterprise Board based this decision on its evaluation of the information presented and other information made available to them, its experience with Enterprise Capital and MONY Capital, and AXA Financial’s assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the Short Duration Bond Portfolio. By a vote cast at the January 13th meeting, the Enterprise Board, and separately the Independent Trustees, unanimously approved, and voted to recommend to the shareholders of the Short Duration Bond Portfolio that they approve, the New Sub-Advisory Agreement with MONY Capital.

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for the Short Duration Bond Portfolio will require the affirmative vote of a majority of the outstanding voting securities of the Short Duration Bond Portfolio. In accordance with the 1940 Act and as used in this Proposal 3, a “majority of the outstanding

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voting securities” of the Short Duration Bond Portfolio means the lesser of (a) 67% or more of the shares of the Short Duration Bond Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Short Duration Bond Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Short Duration Bond Portfolio.

If the shareholders of the Short Duration Bond Portfolio approve the New Sub-Advisory Agreement, it will become effective with respect to the Short Duration Bond Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of the Short Duration Bond Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and MONY Capital will serve as the sub-adviser to the Short Duration Bond Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, MONY Capital would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

The Enterprise Board Unanimously Recommends that

Contractholders Instruct the Shareholders to Vote “For” Proposal 3.

PROPOSAL 4:	To Approve an Agreement and Plan of Conversion and Termination Providing for the Conversion of Each Enterprise Portfolio into a Corresponding, Newly Created EQ Portfolio as set forth in Appendix A to this Proxy Statement/Prospectus and, in connection therewith, the Acquisition by such EQ Portfolio of all of the Assets of such Enterprise Portfolio, in Exchange solely for the Assumption of all Liabilities of such Enterprise Portfolio by such EQ Portfolio and Shares of such EQ Portfolio, and the Subsequent Liquidation of such Enterprise Portfolio.

(All Enterprise Portfolios, Each Voting Separately)

Background

At the Meeting, the shareholders of each Enterprise Portfolio will be asked to approve an Agreement and Plan of Conversion and Termination (the “Reorganization Plan”) for their Enterprise Portfolio. The Reorganization Plan provides for the conversion of each Enterprise Portfolio into a corresponding, newly created EQ Portfolio as set forth in Appendix A. Equitable is the investment manager of each EQ Portfolio and will oversee its management. The current investment sub-adviser for each Enterprise Portfolio will serve as the investment sub-adviser for the corresponding EQ Portfolio. The form of Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix G.

The EQ Trust serves as an investment vehicle for use in connection with Contracts issued by participating insurance companies. The insurance companies invest the net premiums and contributions under the Contracts at the direction of the Contractholders in the investment divisions of a separate account or accounts of the insurance company, which invest in corresponding series of the EQ Trust.

It is expected that the Reorganizations will take place shortly after the AXA/MONY Merger takes place. If you approve the Reorganizations, the New Advisory Agreement and New Sub-Advisory Agreements described in Proposals 1-3, which you are being asked to approve, will be in effect only for the relatively short period of time between the closing of the AXA/MONY Merger and the closing of the Reorganizations. However, your approval of the New Advisory Agreement and New Sub-Advisory Agreements is necessary to ensure that the Enterprise Trust does not have to make other arrangements with Enterprise Capital, Boston Advisors or MONY Capital for investment advisory services during that period of time.

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Summary of the Proposed Reorganizations

The Proposed Reorganizations

The Reorganization Plan provides, with respect to each Reorganization, for:

•	the transfer of all of the assets of the Enterprise Portfolio to the corresponding EQ Portfolio in exchange for Class IB shares of the EQ Portfolio equal in number to the Enterprise Portfolio’s shares then outstanding;

•	the assumption by the EQ Portfolio of all of the liabilities of the Enterprise Portfolio;

•	the distribution to the Separate Accounts of those Class IB shares of the EQ Portfolio; and

•	the complete termination of the Enterprise Portfolio.

Subject to approval of the Contractholders, each Reorganization is expected to be effective upon the close of business on July 9, 2004, or on a later date the EQ Trust and the Enterprise Trust agree upon (the “Closing Date”). As a result of each Reorganization, each Contractholder whose Contract values are invested in shares of an Enterprise Portfolio would become an indirect owner of shares of the corresponding EQ Portfolio. Each such Contractholder indirectly would hold, immediately after the Closing Date, Class IB shares of the applicable EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the Enterprise Portfolio indirectly held by that Contractholder as of the Closing Date.

Each Enterprise Portfolio has a single class of shares (“Acquired Portfolio Shares”). Each EQ Portfolio’s shares are divided into two classes, designated Class IA and Class IB shares. Only Class IB shares of the EQ Portfolios (collectively, “Acquiring Portfolio Shares”) are involved in the Reorganizations.

In considering whether to approve the Reorganization Plan, you should note that:

•	The Reorganizations are part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to benefit Contractholders by creating a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to benefit Contractholders by making the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. This realignment also is intended to benefit Contractholders by facilitating the offering of Contract exchange privileges among a wider array of mutual funds.

•	Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If the Reorganizations are approved, each EQ Portfolio will assume the operating history and performance record of the corresponding Enterprise Portfolio.

•	Each Enterprise Portfolio and its corresponding EQ Portfolio have identical investment objectives, policies and risks. The Enterprise Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, Equitable believes that there are no differences that would have a material adverse effect on the ability of an investment sub-adviser (a “Sub-Adviser”) of an EQ Portfolio to manage that EQ Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding Enterprise Portfolio.

•	Equitable (the “Manager”) rather than Enterprise Capital will serve as each EQ Portfolio’s investment manager. However, the current Sub-Adviser for each Enterprise Portfolio will serve as a Sub-Adviser for the corresponding EQ Portfolio immediately after the Reorganizations and will be responsible for the day-to-day portfolio management of that EQ Portfolio.

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•	The management fee rate paid by each EQ Portfolio will be the same as that of the corresponding Enterprise Portfolio. In addition, it is expected that the total annual operating expense ratio (after fee waivers and expense reimbursements, if any) of each new EQ Portfolio, except the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield Bond and EQ/Enterprise International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding existing Enterprise Portfolio for the last fiscal year (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year).

It is also expected that the total annual operating expense ratio (after fee waivers and expense reimbursements) of each of the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield Bond and EQ/Enterprise International Growth Portfolios will be higher (1-9 basis points) than that of the corresponding Enterprise Portfolios for the last fiscal year (as adjusted).

The fee waiver and expense reimbursement arrangements for the EQ Portfolios will be in effect at least through April 30, 2005 and will be considered for renewal annually by Equitable and the Board of Trustees of the EQ Trust (“EQ Trust Board”). The fee waiver and expense reimbursement arrangements for the Enterprise Portfolios are voluntary and may be terminated or modified at any time. Absent these arrangements, it is expected that the total annual operating expense ratio of each EQ Portfolio, except the EQ/Enterprise Equity, EQ/Enterprise Growth, EQ/Enterprise Managed and EQ/Enterprise Small Company Value Portfolios, would be higher than that of the corresponding Enterprise Portfolio for the last fiscal year (as adjusted).

•	The differences between the net annual operating expense ratios (as adjusted) of the Enterprise Portfolios for the last fiscal year and the anticipated total annual operating expense ratios of the corresponding EQ Portfolios are due primarily to differences in the operating expense payments of the Enterprise Portfolios and the EQ Portfolios, as described below.

The Enterprise Portfolios, unlike the EQ Portfolios, are subject to a fee, ranging from 0.15% to 0.30% of an Enterprise Portfolio’s average daily net assets, for certain sub-accounting and related services. The Class IB shares of the EQ Portfolios are not subject to any sub-accounting fee, but are subject to a distribution and service fee (“Rule 12b-1 fee”) that is imposed pursuant to a Distribution and Service Plan (“Rule 12b-1 Plan”) adopted by the EQ Trust on behalf of the EQ Portfolios pursuant to the provisions of Rule 12b-1 under the 1940 Act. The Rule 12b-1 fee is equal to an annual rate of 0.25% of the average daily net assets of an EQ Portfolio and compensates the EQ Trust’s distributors for promoting, selling and servicing shares of the EQ Portfolios. Equitable believes that Contractholders will benefit from the Rule 12b-1 Plan, which is intended to enhance the services provided to Contractholders and the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses.

In addition, each EQ Portfolio is charged an equivalent fee for audit services provided by the EQ Trust’s independent auditor, regardless of the size of the EQ Portfolio, while the Enterprise Trust allocates the aggregate audit fee among the Enterprise Portfolios based on the net assets of each such Portfolio. For certain administrative services, each EQ Portfolio also pays a flat fee equal to $30,000 per EQ Portfolio plus its share of an asset-based fee for such services equal to an annual rate of 0.04% of the first $3 billion of total EQ Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total EQ Trust average daily net assets in excess of $10 billion. In general, flat fees tend to increase the total annual operating expense ratios of relatively small portfolios, such as certain Enterprise Portfolios, to a greater extent than those of larger portfolios because there is a smaller asset base from which to pay such expenses. As a portfolio’s assets grow, the impact of such fees on the portfolio’s total expense ratio generally decreases. Equitable believes, however, that the fees for audit services and administration services are reasonable in relation to the services rendered and are comparable to fees paid by other similar registered investment companies for similar services.

•	The EQ Trust is organized as a Delaware statutory trust, while the Enterprise Trust is organized as a Massachusetts business trust. Thus, the restructuring into series of the EQ Trust will cause the Enterprise Portfolios to be part of a Delaware statutory trust. The rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. However, Delaware statutory trust law extends greater protections to shareholders from liability than Massachusetts business trust law.

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After careful consideration, the Enterprise Board unanimously approved the Reorganization Plan with respect to each Enterprise Portfolio. Accordingly, the Enterprise Board has submitted the Reorganization Plan for approval by each Enterprise Portfolio’s Contractholders. The Enterprise Board recommends that you vote “FOR” the proposed Reorganization Plan.

Comparison of Investment Objectives, Policies and Risks

Each Enterprise Portfolio and its corresponding EQ Portfolio have identical investment objectives, policies and risks. However, the investment objectives of the EQ Portfolios, unlike those of the Enterprise Portfolios, are not fundamental and can be changed without shareholder approval. The investment risks for each EQ Portfolio are listed in the table below. The investment objectives, policies and risks of the EQ Portfolios are described in detail in Appendix H.

Investment Risks

EQ/Enterprise Capital Appreciation Portfolio

•	Equity Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/Enterprise Deep Value Portfolio

•	Equity Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

EQ/Enterprise Equity Income Portfolio I

•	Equity Risk

•	Securities Lending Risk

EQ/Enterprise Global Socially Responsive Portfolio

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Political/Economic Risk

Regulatory Risk

•	Securities Lending Risk

EQ/Enterprise Growth and Income Portfolio

•	Derivatives Risk

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/Enterprise Growth Portfolio

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

EQ/Enterprise High-Yield Bond Portfolio

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Junk Bonds or Lower Rated Securities Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

EQ/Enterprise International Growth Portfolio

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

Political/Economic Risk

Regulatory Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Value Investing Risk

EQ/Enterprise Managed Portfolio

•	Asset Allocation Risk

•	Equity Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

EQ/Enterprise Mergers and Acquisitions Portfolio

•	Derivatives Risk

•	Equity Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/Enterprise Multi-Cap Growth Portfolio

•	Equity Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/Enterprise Short Duration Bond Portfolio

•	Derivatives Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

•	Foreign Securities Risk

•	Securities Lending Risk

EQ/Enterprise Small Company Growth Portfolio

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

•	Small-Cap Company Risk

EQ/Enterprise Small Company Value Portfolio

•	Equity Risk

•	Securities Lending Risk

•	Small-Cap Company Risk

•	Value Investing Risk

EQ/Enterprise Total Return Portfolio

•	Asset Allocation Risk

•	Derivatives Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

The Enterprise Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, Equitable believes that there are no differences that would have a material adverse effect on the ability of a Sub-Adviser of an EQ Portfolio to manage that EQ Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding Enterprise Portfolio.

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The EQ Portfolio’s fundamental and non-fundamental investment restrictions are slightly more restrictive than those of the Enterprise Portfolios. For example, the EQ Portfolios have fundamental investment policies that prohibit the EQ Portfolios from making loans, except loans of portfolio securities or through repurchase agreements. For purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan. The Enterprise Portfolios are not prohibited from making loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by applicable law. In addition, each EQ Portfolio has a non-fundamental policy that restricts it from purchasing portfolio securities while borrowings in excess of 5% of its total assets are outstanding. The Enterprise Portfolios have no similar restriction. A chart comparing the fundamental and non-fundamental investment restrictions of the EQ Trust and the Enterprise Trust is included in Appendix I.

Expense Tables

The following table describes the fees and expenses of the Enterprise Portfolios. Expenses for each Enterprise Portfolio are based on the operating expenses incurred by that Enterprise Portfolio for the fiscal year ended December 31, 2003 (as adjusted to reflect the full year impact of changes to the fees paid by the Enterprise Portfolios that took effect during the last fiscal year). Expenses are shown before and after taking into account the effect of any fee waiver and expense reimbursement arrangements. Each EQ Portfolio is newly organized and has not had any operations of its own to date. The tables below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

There are no fees or charges to buy or sell shares of either the Enterprise Portfolios or the EQ Portfolios, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Management Fees	12b-1 Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Less Contractual Fee Waivers and Expense Reimbursements	Net Operating Expenses
Enterprise Capital Appreciation Portfolio*	0.75%	None	0.40%	1.15%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.75%	0.25%	0.24%	1.24%	0.00%	1.24%
Enterprise Deep Value Portfolio*	0.75%	None	1.04%	1.79%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.75%	0.25%	2.88%	3.88%	(2.83)%	1.05%
Enterprise Equity Income Portfolio*	0.75%	None	0.41%	1.16%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.75%	0.25%	0.28%	1.28%	(0.23)%	1.05%
Enterprise Equity Portfolio*	0.80%	None	0.38%	1.18%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.80%	0.25%	0.09%	1.14%	0.00%	1.14%
Enterprise Global Socially Responsive Portfolio*	0.90%	None	0.76%	1.66%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.90%	0.25%	3.12%	4.27%	(2.97)%	1.30%

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Enterprise Growth and Income Portfolio*	0.75%	None	0.38%	1.13%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.75%	0.25%	0.23%	1.23%	(0.18)%	1.05%
Enterprise Growth Portfolio*	0.75%	None	0.38%	1.13%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.75%	0.25%	0.09%	1.09%	0.00%	1.09%
Enterprise High-Yield Bond Portfolio*	0.60%	None	0.24%	0.84%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.60%	0.25%	0.16%	1.01%	(0.16)%	0.85%
Enterprise International Growth Portfolio*	0.85%	None	0.43%	1.28%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.85%	0.25%	0.27%	1.37%	0.00%	1.37%
Enterprise Managed Portfolio*	0.78%	None	0.37%	1.15%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.78%	0.25%	0.07%	1.10%	(0.05)%	1.05%
Enterprise Mergers and Acquisitions Portfolio*	0.90%	None	0.86%	1.76%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.90%	0.25%	3.43%	4.58%	(3.13)%	1.45%
Enterprise Multi-Cap Growth Portfolio*	1.00%	None	0.40%	1.40%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	1.00%	0.25%	0.21%	1.46%	(0.06)%	1.40%
Enterprise Short Duration Bond Portfolio*	0.45%	None	0.32%	0.77%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.45%	0.25%	0.91%	1.61%	(0.96)%	0.65%
Enterprise Small Company Growth Portfolio*	1.00%	None	0.39%	1.39%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	1.00%	0.25%	0.18%	1.43%	(0.13)%	1.30%
Enterprise Small Company Value Portfolio*	0.80%	None	0.38%	1.18%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.80%	0.25%	0.08%	1.13%	0.00%	1.13%
Enterprise Total Return Portfolio*	0.55%	None	0.32%	0.87%	NA	NA
Pro Forma – The Combined Portfolios (Class IB Shares)**	0.55%	0.25%	0.23%	1.03%	(0.38)%	0.65%

*	Enterprise Capital has advised the Enterprise Trust that it will reimburse such portion of its management fee as is necessary to assure that the expenses incurred by the Enterprise Portfolios will not exceed the following percentages of average daily net assets: Enterprise Capital Appreciation Portfolio 1.30%; Enterprise Deep Value Portfolio 1.05%; Enterprise Equity Income Portfolio 1.05%; Enterprise Equity Portfolio 1.15%; Enterprise Global Socially Responsive Portfolio 1.30%; Enterprise Growth and Income Portfolio 1.05%; Enterprise Growth Portfolio 1.15%; Enterprise High Yield Bond Portfolio 0.85%; Enterprise International Growth Portfolio 1.55%; Enterprise Managed Portfolio 1.10%; Enterprise Mergers and Acquisitions Portfolio 1.45%; Enterprise Multi-Cap Growth Portfolio 1.40%; Enterprise Short Duration Bond Portfolio 0.65%; Enterprise Small Company Growth Portfolio 1.30%; Enterprise Small Company Value Portfolio 1.30%; Enterprise Total Return Portfolio 0.65%. This arrangement is voluntary and may be terminated or modified at any time.

**

Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the EQ Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the EQ Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net

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Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments under certain conditions. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”

Examples of Portfolio Expenses

The following examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that each Portfolio’s operating expenses remain the same, and (if applicable) that the expense limitation currently in place is not renewed. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower. The examples below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

	1 Year	3 Years	5 Years	10 Years
Enterprise Capital Appreciation Portfolio	$117	$365	$633	$1,398
Pro Forma – The Portfolios Combined (Class IB shares)	$126	$393	$681	$1,500
Enterprise Deep Value Portfolio	$182	$563	$970	$2,105
Pro Forma – The Portfolios Combined (Class IB shares)	$107	$923	$1,757	$3,925
Enterprise Equity Income Portfolio	$118	$368	$638	$1,409
Pro Forma – The Portfolios Combined (Class IB shares)	$107	$383	$680	$1,525
Enterprise Equity Portfolio	$120	$375	$649	$1,432
Pro Forma – The Portfolios Combined (Class IB shares)	$116	$362	$628	$1,386
Enterprise Global Socially Responsive Portfolio	$169	$523	$902	$1,965
Pro Forma – The Portfolios Combined (Class IB shares)	$132	$1,024	$1,930	$4,251
Enterprise Growth and Income Portfolio	$115	$359	$622	$1,375
Pro Forma – The Portfolios Combined (Class IB shares)	$107	$373	$658	$1,473
Enterprise Growth Portfolio	$115	$359	$622	$1,375
Pro Forma – The Portfolios Combined (Class IB shares)	$111	$347	$601	$1,329
Enterprise High-Yield Bond Portfolio	$86	$268	$466	$1,037
Pro Forma – The Portfolios Combined (Class IB shares)	$87	$306	$542	$1,222
Enterprise International Growth Portfolio	$130	$406	$702	$1,545
Pro Forma – The Portfolios Combined (Class IB shares)	$139	$434	$750	$1,646
Enterprise Managed Portfolio	$117	$365	$633	$1,398
Pro Forma – The Portfolios Combined (Class IB shares)	$107	$345	$601	$1,336
Enterprise Mergers and Acquisitions Portfolio	$179	$554	$954	$2,073
Pro Forma – The Portfolios Combined (Class IB shares)	$148	$1,100	$2,061	$4,497
Enterprise Multi-Cap Growth Portfolio	$143	$443	$766	$1,680
Pro Forma – The Portfolios Combined (Class IB shares)	$143	$456	$792	$1,741
Enterprise Short Duration Bond Portfolio	$79	$246	$428	$954
Pro Forma – The Portfolios Combined (Class IB shares)	$66	$414	$785	$1,830
Enterprise Small Company Growth Portfolio	$142	$440	$761	$1,669
Pro Forma – The Portfolios Combined (Class IB shares)	$132	$440	$769	$1,702
Small Company Value Portfolio	$120	$375	$649	$1,432
Pro Forma – The Portfolios Combined (Class IB shares)	$115	$359	$622	$1,375
Enterprise Total Return Portfolio	$89	$278	$482	$1,073
Pro Forma – The Portfolios Combined (Class IB shares)	$66	$290	$532	$1,225

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Comparison of Performance of EQ Portfolios

Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganizations, which are subject to Contractholder approval, each EQ Portfolio, as the successor to the corresponding Enterprise Portfolio, will assume the operating history and performance record of that Enterprise Portfolio. Past performance is not an indication of future results. Performance information for the Enterprise Portfolios is shown in Appendix J.

Management of the EQ Portfolios

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, will serve as each EQ Portfolio’s investment manager. As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager receives a fee from each EQ Portfolio, as shown in the expense table above, for providing management services.

The current Sub-Adviser for each Enterprise Portfolio will serve as the Sub-Adviser for the corresponding EQ Portfolio after the Reorganizations, as shown in Appendix D, and will be responsible for the day-to-day portfolio management of that EQ Portfolio. Each Sub-Adviser receives a fee from the Manager (not the EQ Portfolios) for providing advisory services to the EQ Portfolios.

Please see the “Additional Information About the Portfolios – Equitable and the Sub-Advisers” section below for further information.

Comparison of Distribution Policies

Shares of each of the EQ Portfolios, like those of the Enterprise Portfolios, are offered and redeemed at their net asset value without any sales load. However, unlike the Enterprise Portfolios, the Class IB shares of the EQ Trust are subject to a Rule 12b-1 Plan pursuant to which the EQ Trust’s Class IB shares pay an annual fee to AXA Advisors, LLC and AXA Distributors, LLC, the EQ Trust’s distributors (the “Distributors”), equal to 0.25% of the average daily net assets of the Class IB shares of each EQ Portfolio. Because the 12b-1 fees are paid out of each EQ Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

The Rule 12b-1 fee compensates the Distributors for promoting, selling and servicing the Class IB shares of the EQ Portfolios. Amounts paid under the Rule 12b-1 Plan may be used to finance any activities primarily intended to result in the sale and shareholder servicing of the Class IB shares of the EQ Portfolios. Shareholder servicing expenses covered by the Rule 12b-1 Plan include, among others, expenses of obtaining information and providing explanations to Contractholders regarding investment objectives and policies and other information about the EQ Trust and the EQ Portfolios, including their performance, expenses of receiving and answering correspondence from Contractholders (including requests for prospectuses and statements of additional information for the EQ Portfolios), assisting Contractholders in selecting underlying mutual fund investment options and completing Contract applications, preparing, printing and distributing reports of values and sub-account performance figures to Contractholders who have values allocated to the EQ Portfolios.

Distribution expenses covered by the Rule 12b-1 plan include, among others, compensation to and expenses, including overhead and telephone expenses, of employees of each of the Distributors that engage in the distribution of the Class IB shares; printing and mailing of prospectuses, statements of additional information, any supplements thereto, and reports for prospective purchasers of Contracts investing indirectly in Class IB shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Contracts investing indirectly in Class IB shares; expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the EQ Portfolios and the Class IB shares thereof; expenses of holding or participating in seminars

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and sales meetings designed to promote the distribution of the Class IB shares; expenses of training sales personnel regarding the EQ Portfolios; and expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the EQ Portfolios.

Equitable believes that the Rule 12b-1 Plan will enable the Distributors to maintain and potentially enhance the services provided to Contractholders and to enhance the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses.

Comparison of Purchase, Exchange and Redemption Procedures

The Enterprise Portfolios and the EQ Portfolios have substantially similar purchase procedures, exchange rights and redemption procedures. Each of the Portfolios offers its shares to Separate Accounts and may offer shares to other affiliated and unaffiliated insurance companies as well as certain tax-qualified retirement plans. Please see the “Additional Information About the Portfolios – Purchase, Exchange and Redemption Procedures” section below for further information.

Tax Consequences of the Proposed Reorganizations

As a condition to the consummation of each Reorganization, the Enterprise Trust and the EQ Trust will receive an opinion from Kirkpatrick & Lockhart LLP (“K&L”), substantially to the effect that, with respect to such Reorganization, the Enterprise Portfolio, the EQ Portfolio and the Separate Accounts will recognize no gain or loss as a result of the Reorganization. The holding period for and the aggregate tax basis in an EQ Portfolio’s shares a Separate Account receives pursuant to a Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in the Enterprise Portfolio’s shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as capital assets on the date of the Reorganization). Also, an EQ Portfolio’s holding period for and tax basis in each asset an Enterprise Portfolio transfers to it will include the Enterprise Portfolio’s holding period for, and will be the same as the EQ Portfolio’s tax basis in that asset immediately prior to the Reorganization. The Enterprise Trust and the EQ Trust believe that there will be no adverse tax consequences to the Contractholders as a result of the Reorganizations.

Please see the “Federal Income Tax Consequences of the Proposed Reorganizations” section below for further information.

Detailed Information About the Reorganizations

Terms of the Reorganization Plan

The following discussion of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix G. The Reorganization Plan provides that each Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and its assumption of the Acquired Portfolio’s liabilities. Subject to the satisfaction of the conditions described below, the approved Reorganizations will take place at the close of business on July 9, 2004, or a later date agreed to by the EQ Trust and the Enterprise Trust. With respect to each Reorganization, the Acquiring Portfolio will issue to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding and assume the liabilities of the Acquired Portfolio.

The number of full and fractional Acquiring Portfolio Shares received with respect to a Contractholder whose Contract values are invested in shares of the corresponding Acquired Portfolio will be equal in value to those Acquired Portfolio Shares immediately after the close of business (4 p.m., Eastern Time) on the Closing Date. As promptly as practicable after the Closing Date, each Acquired Portfolio will terminate and distribute to the Separate Accounts the Acquiring Portfolio Shares received by the Acquired Portfolio in the Reorganization. After such distribution, the Enterprise Trust will take all necessary steps under Massachusetts law, its Agreement and Declaration of Trust and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Enterprise Board, including the Independent Trustees, has determined, with respect to each Acquired Portfolio, that the interests of Contractholders whose Contract values are invested in shares of the Acquired Portfolio will not

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be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio.

The Reorganization Plan provides that the EQ Trust and the Enterprise Trust may waive compliance with any of the conditions made therein for the benefit of its Portfolios, other than the requirements that (1) the Enterprise Trust and the EQ Trust shall have received the opinion of K&L that each Reorganization will constitute a tax-free reorganization for federal income tax purposes and (2) the AXA/MONY Merger shall have been substantially consummated.

AXA Financial will pay the Enterprise Trust’s expenses in connection with the Reorganizations. The Reorganization Plan limits the expenses that AXA Financial may bear to those “solely and directly” related to the Reorganizations and, in addition, specifically provides that expenses will be borne by the party directly incurring them (e.g., a Portfolio) if necessary to avoid certain adverse tax consequences. Notwithstanding these provisions, it is not expected that any Portfolio will have to bear any expenses in connection with the transactions contemplated by the Reorganization Plan or otherwise described herein.

Approval of the Reorganization Plan with respect to a Reorganization will require the affirmative vote of a majority of the shares of the participating Acquired Portfolio voted at the Meeting. If the Reorganization Plan is not approved by the Shareholders of an Acquired Portfolio or is not consummated with respect to that Acquired Portfolio for any other reason, the Enterprise Board will consider other possible courses of action for that Acquired Portfolio. Please see the “Voting Information” section below for more information.

Description of the Securities to be Issued

The Shareholders of each Acquired Portfolio will receive Class IB shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The EQ Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The EQ Trust’s Agreement and Declaration of Trust authorizes its Board of Trustees to issue shares in different series. In addition, that Agreement and Declaration of Trust authorizes that Board to create new series and to designate the rights and preferences of the shareholders of each of the series. That Board does not need additional shareholder action to divide the EQ Trust’s shares into separate series or classes or to name the shareholders’ rights and preferences.

The EQ Trust currently has two classes of shares (Class IA and Class IB shares), which differ in that the Class IB shares are subject to the Rule 12b-1 Plan. Class IA shares are not involved in the Reorganizations.

Reasons for the Reorganizations

The Reorganizations are part of an overall proposed restructuring of the Enterprise Portfolios that is expected to take place after the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the Enterprise Trust within the EQ Trust product line. This realignment is intended to create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. The realignment also is intended to make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. The realignment also would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

The Enterprise Board considered the Reorganizations beginning in December 2003. At meetings held on December 15, 2003 and January 13, 2004, representatives of Enterprise Capital and Equitable provided, and the Enterprise Board reviewed, detailed information about the proposed Reorganizations. Enterprise Capital and Equitable noted that the investment objectives, policies and strategies of each Enterprise Portfolio and the corresponding EQ Portfolio would be substantially identical. Equitable then noted that it rather than Enterprise Capital would serve as the investment manager for the EQ Portfolios and that the current Sub-Adviser for each Enterprise Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio. Equitable described, and the Enterprise Board considered, various factors relating to Equitable’s management of the EQ Portfolios, including: (a) the terms of the

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Investment Management Agreement between Equitable and the EQ Trust, including the investment management fees that would be paid by the EQ Portfolios thereunder; (b) Equitable’s financial condition and resources; (c) the nature and quality of investment management services to be provided by Equitable to the EQ Portfolios; (d) Equitable’s favorable history, reputation, qualifications and background, and its significant commitment of personnel and resources to support the investment management services provided to the EQ Trust; (e) the sophistication of the investment evaluation and monitoring process used by Equitable on behalf of the EQ Trust; (f) Equitable’s experience as a “manager of managers” for three registered investment companies; and (g) the historical investment performance of other portfolios managed by Equitable.

Enterprise Capital and Equitable then noted that the management fee paid by each EQ Portfolio would be the same as that of the corresponding Enterprise Portfolio. They also noted that it is expected that the total annual operating expense ratio (after fee waivers and expense reimbursements) of each EQ Portfolio, except the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield Bond and EQ/Enterprise International Growth Portfolios, will be the same as or lower (1-5 basis points) than that of the corresponding Enterprise Portfolio for the last fiscal year (as adjusted). They further noted that the total annual operating expense ratio (after fee waivers and expense reimbursements) of each of the EQ/Enterprise Capital Appreciation, EQ/Enterprise High-Yield Bond and EQ/Enterprise International Growth Portfolios will be higher (1-9 basis points) than that of the corresponding Enterprise Portfolios for the last fiscal year (as adjusted). They reviewed with the Enterprise Board the terms of the fee waiver and expense reimbursement arrangements for the EQ Portfolios and noted that they would be in effect at least through April 30, 2005, and would be considered for renewal annually by Equitable and the EQ Trust Board. They also noted that, absent any fee waiver or expense reimbursement arrangements by either the EQ Trust or the Enterprise Trust, the total annual operating expense ratio of each EQ Portfolio, other than the EQ/Enterprise Equity, EQ/Enterprise Growth, EQ/Enterprise Managed and EQ/Enterprise Small Company Value Portfolios, would be higher than that of the corresponding Enterprise Portfolio for the last fiscal year. Equitable then explained that the differences between the total annual operating expense ratios of the Enterprise Portfolios for the last fiscal year (as adjusted) and the anticipated total annual operating expense ratios of the corresponding EQ Portfolios are due primarily to differences in the operating expense payments of the Enterprise Portfolios and the EQ Portfolios, as described above. Equitable noted, in particular, the effect, on a pro forma basis, of the flat fees for audit and administration services on the smaller Portfolios and noted that the effect of such fees would decrease if the assets of the EQ Portfolios increase.

Equitable then explained its belief that the Contractholders will benefit from the Rule 12b-1 Plan, which is intended to maintain and potentially enhance the services provided to Contractholders and the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses. Equitable also explained its belief that the fees for audit services and administration services are reasonable in relation to the services rendered and are comparable to fees paid by other similar registered investment companies for similar services.

Enterprise Capital and Equitable then noted that the Reorganizations would result in the Enterprise Portfolios being part of a Delaware statutory trust. Then they explained to the Enterprise Board that the rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. They noted, however, that Delaware statutory trust law extends greater protections to shareholders from liability than Massachusetts business trust law. Equitable also noted that the Delaware statutory trust organizational form has been increasingly used by mutual funds.

Enterprise Capital and Equitable then reviewed with the Enterprise Board the terms and conditions of the Reorganization Plan, noting that each of the Reorganizations would be tax-free to the applicable Enterprise Portfolio and Contractholders with amounts allocated to that Enterprise Portfolio. They then informed the Enterprise Board that AXA Financial would bear the costs of the Reorganizations and that the interests of the Shareholders and Contractholders would not be diluted by the Reorganizations because the Reorganizations would be effected on the basis of each participating Portfolio’s net asset value.

In determining whether to approve the Reorganization Plan with respect to each of the proposed Reorganizations and recommend its approval to the Contractholders, the Enterprise Board, including its Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (a) the effect of the Reorganization on the Enterprise Portfolio’s annual operating expenses and Contractholder costs; (b) the similarities in the investment objectives, policies and strategies of each Enterprise Portfolio and the corresponding EQ Portfolio; (c) the continuity of portfolio management and the

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investment experience, expertise, resources and comparative past performance of the persons responsible for the day-to-day management of the Enterprise Portfolio and the EQ Portfolio; (d) Equitable’s investment management experience; (e) the direct or indirect federal income tax consequences of the Reorganization to Contractholders; (f) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of Contractholder interests; (g) the potential benefits of the Reorganization to other persons, including MONY and AXA Financial and their respective affiliates; (h) the potential benefits of the Reorganization to the shareholders of the Enterprise Portfolio; and (i) possible alternatives to the Reorganization. The Enterprise Board also noted that AXA Financial would bear the costs of each of the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Enterprise Board, including the Independent Trustees, concluded that the participation of each Enterprise Portfolio in the Reorganizations is in the best interests of that Enterprise Portfolio and those Contractholders with amounts allocated to the Enterprise Portfolio, and that the interests of those Contractholders will not be diluted as a result of the transaction. The Enterprise Board’s conclusion as to each Reorganization was based on a number of factors, including the following:

•	Each Reorganization will permit the Contractholders whose contract values are invested in an Enterprise Portfolio to pursue the same investment objectives using substantially identical investment policies and strategies immediately following consummation of the Reorganization;

•	As a result of the Reorganization, each Contractholder whose Contract values are invested in shares of an Enterprise Portfolio would hold, immediately after the Closing Date, Class IB shares of the corresponding EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the Enterprise Portfolio indirectly held by that Contractholder as of the Closing Date;

•	Equitable’s favorable experience and reputation as an investment manager and that, after the Reorganization, the current Sub-Adviser to each Enterprise Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio;

•	The management fee rate for each EQ Portfolio is identical to that of the corresponding Enterprise Portfolio. In addition, the total annual operating expense ratios (after fee waivers and expense reimbursements) of the Class IB shares of all but three of the EQ Portfolios are expected to be the same as or slightly lower than those of the corresponding Enterprise Portfolios, and that the total annual operating expense ratios (after fee waivers and expense reimbursements) of the Class IB shares of the remaining three EQ Portfolios would be only slightly higher than those of the corresponding Enterprise Portfolios;

•	The fee waiver and expense reimbursement arrangements for the EQ Portfolios will be in effect at least through April 30, 2005 and will be considered for renewal annually by Equitable and the EQ Trust Board;

•	The EQ Trust’s Rule 12b-1 Plan will enable the Distributors to maintain and potentially enhance shareholder services provided to Contractholders and would increase the ability of the EQ Trust to increase the size of the EQ Portfolios and make possible greater economies of scale and lower per share expenses;

•	The EQ Trust’s fees for audit and administration services are fair and reasonable and similar to the fees paid by other similar registered investment companies for similar services;

•	The Reorganizations will create a larger, more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale and would facilitate the offering of Contract exchange privileges among a wider array of mutual funds;

•	The Reorganization will result in the Enterprise Portfolio being reorganized into a series of a Delaware statutory trust, which potentially offers shareholders enhanced protection from liability arising from Portfolio operations; and

•	The Reorganization will not have adverse tax results to Contractholders.

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On the basis of the information provided to it and its evaluation of that information, the Enterprise Board, including its Independent Trustees, voted unanimously to approve the Reorganizations and to recommend that the Contractholders with amounts allocated to each Enterprise Portfolio also approve the Reorganizations.

Federal Income Tax Consequences of the Proposed Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to the consummation of each Reorganization, the Enterprise Trust and the EQ Trust will receive an opinion from K&L substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust, for federal income tax purposes, with respect to each Reorganization, (1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and the Acquired Portfolio and the Acquiring Portfolio participating therein each will be a “party to a reorganization” within the meaning of section 368(b) of the Code; (2) neither the Acquired Portfolio nor the Acquiring Portfolio will recognize gain or loss on the Reorganization; (3) the Separate Accounts will not recognize any gain or loss on the exchange of their Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and the aggregate tax basis in the Acquiring Portfolio Shares a Separate Account receives pursuant to the Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as capital assets on the date of the Reorganization); (5) the Acquiring Portfolio’s holding period for and tax basis in each asset the Acquired Portfolio transfers to it will include the Acquired Portfolio’s holding period for, and will be the same as the Acquiring Portfolio’s tax basis in, that asset immediately prior to the Reorganization; and (6) for purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization (and, accordingly, the Reorganization will not result in the termination of the Acquired Portfolio’s taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio’s tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio’s taxable year before the Reorganization will be included in the Acquiring Portfolio’s taxable year after the Reorganization). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the participating Portfolios or a Separate Account with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Neither the Enterprise Trust nor the EQ Trust expects such exception to have any practical adverse effect on the Contractholders.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Contractholder. If a Reorganization fails to meet the requirements of section 368(a)(1), a Separate Account could realize a gain or loss on the transaction. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Acquired Portfolios and Acquiring Portfolios

The Enterprise Trust and the EQ Trust are both registered as open-end management investment companies under the 1940 Act. However, they are organized under the laws of different states. The Enterprise Trust is organized as a Massachusetts business trust, while the EQ Trust is organized as a Delaware statutory trust. The rights of shareholders of a Massachusetts business trust and a Delaware statutory trust are substantially similar. However, Delaware statutory trust law extends greater protections to shareholders from liability than Massachusetts business trust law.

Additional Information about the EQ Portfolios

The Investment Manager

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the EQ Trust pursuant to an Investment Management Agreement, the terms of which are described below (“EQ Management Agreement”). As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager plays an active role in monitoring each EQ Portfolio and Sub-Adviser by using systems to

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strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser’s portfolio management team to ensure that investment activities remain consistent with the EQ Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser’s overall business. The Manager monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Sub-Adviser. In its capacity as manager, Equitable obtains detailed, comprehensive information concerning each EQ Portfolio, Sub-Adviser performance and EQ Portfolio operations, which it uses to supervise and monitor the Sub-Advisers and the EQ Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which EQ Portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the EQ Portfolios. Equitable may add to, dismiss or substitute for the Sub-Advisers responsible for managing an EQ Portfolio’s assets subject to the approval of the EQ Trust’s Board of Trustees. The Manager also has discretion to allocate an EQ Portfolio’s assets among the Portfolio’s Sub-Advisers. The Manager recommends Sub-Advisers for each EQ Portfolio to the EQ Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The Manager has received an exemptive order from the SEC to permit it and the EQ Trust’s Board of Trustees to select and replace Sub-Advisers and to amend the advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the EQ Trust’s Board of Trustees, to appoint and replace Sub-Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with any of its “affiliated persons” (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”) unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected EQ Portfolio’s shareholders.

The EQ Management Agreement

Each of the EQ Portfolios is deemed to have a separate agreement with the Manager, although the terms of these separate agreements are contained in one document. The EQ Management Agreement is dated as of April 1, 2004.

The EQ Management Agreement imposes the following obligations upon the Manager:

•	Selecting and contracting, at its own expense, with Sub-Advisers to manage the investment operations and composition of each EQ Portfolio, subject to the general supervision of the Board.

•	Overall supervisory responsibility for the general management and investment of each EQ Portfolio’s assets, subject to the Board’s direction and control.

•	Full investment discretion to make all determinations with respect to the investment of an EQ Portfolio’s assets not then managed by a Sub-Adviser, subject to the Board’s direction and control.

•	Monitoring compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any EQ Portfolio(s) under the management of that Sub-Adviser.

•	Reviewing and reporting to the Board on the performance of each Sub-Adviser.

•	Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that an EQ Portfolio may hold or contemplate purchasing, as the EQ Trust may reasonably request.

•	Apprising, or causing the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each EQ Portfolio.

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•	Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request.

•	Causing the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the EQ Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•	related to and to be performed under the EQ Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to a Sub-Advisory Agreement with the EQ Trust.

•	Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under a Sub-Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to EQ Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The EQ Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates.

The EQ Management Agreement requires the EQ Trust to pay all expenses of its operations and business not specifically assumed or agreed to be paid by the Manager under the EQ Management Agreement, or by a Sub-Adviser, as provided in an EQ Sub-Advisory Agreement. Such expenses may include, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to Contractholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contractholders; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. In addition, the Class IB shares of each EQ Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares. All general EQ Trust expenses are allocated among and charged to the assets of the EQ Portfolios on a basis that the Board deems fair and equitable, which may be on the basis of relative net assets of each EQ Portfolio or the nature of the services performed and relative applicability to each EQ Portfolio.

The continuance of the EQ Management Agreement, with respect to each EQ Portfolio, after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the EQ Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The EQ Management Agreement with respect to each EQ Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the EQ Trust. The EQ Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Under the EQ Management Agreement, each EQ Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio’s average daily net assets) that each Acquiring Portfolio pays the Manager.

Portfolio	Annual Advisory Fee Rate (% of average daily net assets)
EQ/Enterprise Capital Appreciation Portfolio	0.75%
EQ/Enterprise Deep Value Portfolio	0.75%
EQ/Enterprise Equity Income Portfolio	0.75%
EQ/Enterprise Equity Portfolio	0.80% of the first $400 million 0.75% of the next $400 million 0.70% for assets in excess of $800 million
EQ/Enterprise Global Socially Responsive Portfolio	0.90%
EQ/Enterprise Growth and Income Portfolio	0.75%
EQ/Enterprise Growth Portfolio	0.75%
EQ/Enterprise High-Yield Bond Portfolio	0.60%
EQ/Enterprise International Growth Portfolio	0.85%
EQ/Enterprise Managed Portfolio	0.80% of the first $400 million 0.75% of the next $400 million 0.70% for assets in excess of $800 million
EQ/Enterprise Mergers and Acquisitions Portfolio	0.90%
EQ/Enterprise Multi-Cap Growth Portfolio	1.00%
EQ/Enterprise Short Duration Bond Portfolio	0.45%
EQ/Enterprise Small Company Growth Portfolio	1.00%
EQ/Enterprise Small Company Value Portfolio	0.80% of the first $400 million 0.75% of the next $400 million 0.70% for assets in excess of $800 million
EQ/Enterprise Total Return Portfolio	0.55%

Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

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The Sub-Advisers

Each Sub-Adviser provides advisory services to an EQ Portfolio pursuant to an Investment Advisory Agreement, the terms of which are described below (“EQ Sub-Advisory Agreement”). The table below identifies the Sub-Adviser for each EQ Portfolio. Detailed information regarding the Sub-Advisers and portfolio managers for the EQ Portfolios is included in Appendix D.

Portfolio	Sub-Adviser
EQ/Enterprise Capital Appreciation Portfolio	Marsico Capital Management, LLC

EQ/Enterprise Deep Value Portfolio	Wellington Management Company, LLP (“Wellington Management”)

EQ/Enterprise Equity Income Portfolio	Boston Advisors, Inc.

EQ/Enterprise Equity Portfolio	TCW Investment Management Company

EQ/Enterprise Global Socially Responsive Portfolio	Rockefeller & Co., Inc.

EQ/Enterprise Growth and Income Portfolio	UBS Global Asset Management (Americas) Inc.

EQ/Enterprise Growth Portfolio	Montag & Caldwell, Inc.

EQ/Enterprise High-Yield Bond Portfolio	Caywood-Scholl Capital Management

EQ/Enterprise International Growth Portfolio	SSgA Funds Management, Inc.

EQ/Enterprise Managed Portfolio	Wellington Management

EQ/Enterprise Mergers and Acquisitions Portfolio	Gabelli Asset Management Company (“GAMCO”)

EQ/Enterprise Multi-Cap Growth Portfolio	Fred Alger Management, Inc.

EQ/Enterprise Short Duration Bond Portfolio	MONY Capital Management, Inc.

EQ/Enterprise Small Company Growth Portfolio	William D. Witter, Inc.

EQ/Enterprise Small Company Value Portfolio	GAMCO

EQ/Enterprise Total Return Portfolio	Pacific Investment Management Company, LLC

The EQ Sub-Advisory Agreements

Each EQ Sub-Advisory Agreement provides that the Sub-Adviser will coordinate the investment and reinvestment of the assets of the EQ Portfolio that is allocated to it by the Manager from time to time and determine the composition of the assets of such EQ Portfolio, subject to the supervision and control of the Manager and EQ Trust Board. In this connection, the agreement provides that the Sub-Adviser will (a) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the EQ Portfolio or are under consideration for inclusion in the EQ Portfolio, (b) formulate and implement a continuous investment program for the EQ Portfolio, and (c) take whatever steps are necessary to implement the investment program for the EQ Portfolio by arranging for the purchase and sale of securities and other investments. Each agreement also provides that the Sub-Adviser shall perform the services in accordance with applicable law, the EQ Trust’s Agreement and Declaration of Trust and By-Laws, as amended from time to time, the EQ Trust’s currently effective prospectus and statement of additional information, as supplemented, and the Trust’s compliance policies and procedures.

Under each EQ Sub-Advisory Agreement, the Sub-Adviser is authorized to select brokers and dealers to effect all portfolio transactions for the EQ Portfolio, subject to compliance with any written policies or procedures that may be established by EQ Trust Board or the Manager from time to time or as described in the EQ Trust’s prospectus and statement of additional information. In placing any orders for the purchase or sale of investments for an EQ Portfolio, the Sub-Adviser is required to use its best efforts to obtain “best execution” for the EQ Portfolio. The Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the EQ Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the

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Sub-Adviser and the EQ Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the EQ Portfolio or its other advisory clients. In addition, subject to seeking “best execution,” the Manager also may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the EQ Trust is required to pay or for which the EQ Trust is required to arrange payment.

The EQ Sub-Advisory Agreement also requires the Sub-Adviser to maintain all accounts, books and records with respect to the EQ Portfolio as are required of an investment adviser of a registered investment company under applicable law.

Each agreement provides that it will remain in effect for an initial two-year term and thereafter only so long as the EQ Trust Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Each agreement can be terminated at any time, without the payment of any penalty, by the EQ Trust Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the portfolio, on sixty days’ written notice to the Manager and the Sub-Adviser, or by the Manager or the Sub-Adviser on sixty days’ written notice to the EQ Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the EQ Management Agreement between the Manager and the EQ Trust is assigned or terminated for any other reason.

Each agreement also generally provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation incurred by the Manager or the EQ Trust as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the EQ Portfolio, except that nothing in the agreement limits the Sub-Adviser’s liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or (ii) any untrue statement of a material fact, or any omission thereof, in the EQ Trust’s prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the EQ Portfolio advised by the Sub-Adviser, if such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Manager or the EQ Trust.

The Manager (not the EQ Portfolios) pays the Sub-Advisers a fee for their advisory services. The Manager and the Sub-Advisers may negotiate changes to the sub-advisory fees, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each EQ Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the EQ Trust with respect to those Portfolios (“Expense Limitation Agreement”). This Agreement is subject to annual renewal by the Manager and the EQ Trust Board. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class IB shares of each EQ Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each EQ Portfolio’s business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

Portfolio	Total Expenses Limited to (% of average daily net assets)
EQ/Enterprise Capital Appreciation Portfolio	1.05%
EQ/Enterprise Deep Value Portfolio	0.80%
EQ/Enterprise Equity Income Portfolio	0.80%
EQ/Enterprise Equity Portfolio	0.90%
EQ/Enterprise Global Socially Responsive Portfolio	1.05%

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Portfolio	Total Expenses Limited to (% of average daily net assets)
EQ/Enterprise Growth and Income Portfolio	0.80%
EQ/Enterprise Growth Portfolio	0.90%
EQ/Enterprise High-Yield Bond Portfolio	0.60%
EQ/Enterprise International Growth Portfolio	1.30%
EQ/Enterprise Managed Portfolio	0.80%
EQ/Enterprise Mergers and Acquisitions Portfolio	1.20%
EQ/Enterprise Multi-Cap Growth Portfolio	1.15%
EQ/Enterprise Short Duration Bond Portfolio	0.40%
EQ/Enterprise Small Company Growth Portfolio	1.05%
EQ/Enterprise Small Company Value Portfolio	1.05%
EQ/Enterprise Total Return Portfolio	0.40%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the EQ Portfolios expense ratio and such reimbursements do not exceed the EQ Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the EQ Portfolio will be charged such lower expenses.

Dividends and Other Distributions

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the same Acquiring Portfolio on which they were paid. Such reinvestments automatically occur on the payment date of such dividends and other distributions.

Purchase, Exchange and Redemption Procedures

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The EQ Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The EQ Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. An EQ Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for an EQ Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

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If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

How Assets are Valued

“Net asset value” is the price of one share of an Acquiring Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total Market Value of Securities	+	Cash and Other Assets	-	Liabilities

Number of Outstanding Shares

The net asset value of an Acquiring Portfolio’s shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	An Acquiring Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Acquiring Portfolio securities are valued as follows:

•	Equity securities - most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) - based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) - amortized cost (which approximates market value).

•

Securities traded on foreign exchanges - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that

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may materially affect its value. In that case, fair value as determined by or under the direction of the EQ Trust Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options - last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures - last sales price or, if there is no sale, latest available bid price.

•	Other securities - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the EQ Trust Board.

Events or circumstances affecting the values of Acquiring Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the EQ Trust’s calculation of net asset values for each applicable Acquiring Portfolio when the EQ Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Trust Board believes reflects fair value. This policy is intended to assure that the Acquiring Portfolio’s net asset value fairly reflects security values as of the time of pricing.

Tax Consequences of Buying, Selling and Holding Portfolio Shares

Each Acquiring Portfolio will be treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by paying dividends. An Acquiring Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including those relating to types of investments, limits on investments, types of income, and dividend payment requirements. Although the EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, it could hurt the investment performance of the Portfolio. Also, an Acquiring Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its regulated investment company status, because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for those accounts. If an Acquiring Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and administrator of the EQ Trust, therefore, carefully monitors the Acquiring Portfolios’ compliance with all of the applicable regulated investment company rules and variable insurance contract investment diversification rules.

Contractholders seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

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Capitalization

The following table shows the capitalization of each Acquired Portfolio as of December 31, 2003. Each Acquiring Portfolio is newly organized and has not had any investment operations of its own as of the date of this Proxy Statement/Prospectus. Accordingly, each Acquiring Portfolio’s capitalization immediately after the Reorganization will be equivalent to the relevant Acquired Portfolio’s capitalization before the Reorganization.

Portfolio	Net Assets	Net Asset Value Per Share	Shares Outstanding
Enterprise Capital Appreciation Portfolio	$54,637,135	$6.29	8,690,488
Enterprise Deep Value Portfolio	$4,365,771	$12.20	357,986
Enterprise Equity Income Portfolio	$48,093,632	$5.27	9,127,476
Enterprise Equity Portfolio	$282,945,179	$18.72	15,118,017
Enterprise Global Socially Responsive Portfolio	$4,085,260	$10.83	377,278
Enterprise Growth and Income Portfolio	$127,893,868	$4.99	25,650,151
Enterprise Growth Portfolio	$265,470,921	$4.64	57,212,800
Enterprise High-Yield Bond Portfolio	$90,014,014	$4.82	18,684,617
Enterprise International Growth Portfolio	$55,645,008	$4.51	12,331,820
Enterprise Managed Portfolio	$693,844,261	$18.27	37,970,076
Enterprise Mergers and Acquisitions Portfolio	$3,324,771	$11.03	301,504
Enterprise Multi-Cap Growth Portfolio	$68,052,513	$7.41	9,186,285
Enterprise Short Duration Bond Portfolio	$9,767,172	$9.98	978,247
Enterprise Small Company Growth Portfolio	$83,896,592	$7.36	11,399,009
Enterprise Small Company Value Portfolio	$396,914,145	$23.56	16,843,687
Enterprise Total Return Portfolio	$51,752,286	$10.33	5,007,942

Financial Highlights

Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. The Annual Report to Shareholders of Enterprise Trust, with respect to the Acquired Portfolios, for the period ended December 31, 2003, which includes the financial statements and financial highlights of the Acquired Portfolios for the periods indicated therein and the report of PricewaterhouseCoopers LLP, independent public accountants, is available upon request.

Required Vote

Each Reorganization must be approved by the affirmative vote of a majority of the shares of the respective Acquired Portfolio represented at the Meeting in person or by proxy and entitled to vote.

If the shareholders of an Enterprise Portfolio approve the Reorganization Plan, the Reorganization involving that Enterprise Portfolio will occur only if the AXA/MONY Merger has been consummated. If the AXA/MONY Merger is not consummated or if the shareholders do not approve the Reorganization Plan, the Board of Trustees shall meet to consider appropriate action for that Enterprise Portfolio.

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The Enterprise Trust Board Unanimously Recommends that

Contractholders Instruct the Shareholders to Vote “For” Proposal 4.

Additional Voting Information

Share Ownership

As of the Record Date, the number of outstanding shares of each Acquired Portfolio was as follows:

Portfolio	Outstanding Shares
Enterprise Capital Appreciation Portfolio	8,574,681.856

Enterprise Deep Value Portfolio	407,775.096

Enterprise Equity Income Portfolio	9,488,253.035

Enterprise Equity Portfolio	14,622,681.904

Enterprise Global Socially Responsive Portfolio	395,446.331

Enterprise Growth and Income Portfolio	25,019,826.989

Enterprise Growth Portfolio	56,716,402.660

Enterprise High-Yield Bond Portfolio	17,925,126.992

Enterprise International Growth Portfolio	12,234,744.408

Enterprise Managed Portfolio	36,394,538.669

Enterprise Mergers and Acquisitions Portfolio	410,835.206

Enterprise Multi-Cap Growth Portfolio	9,099,333.432

Enterprise Short Duration Bond Portfolio	1,078,533.913

Enterprise Small Company Growth Portfolio	11,450,902.897

Enterprise Small Company Value Portfolio	16,562,129.372

Enterprise Total Return Portfolio	5,220,082.813

As of the Record Date, MONY Life, MONY America and Enterprise Capital owned of record all of the outstanding shares of the Enterprise Portfolios. Although shares held by the Separate Accounts generally will be voted in accordance with instructions received from Contractholders, the Enterprise Trust might nevertheless be deemed to be controlled by MONY Life, MONY America and Enterprise Capital by virtue of the definition of “control” contained in the 1940 Act. MONY Life, MONY America and Enterprise Capital disclaim such control.

The Enterprise Trust does not know of any person who owned beneficially 5% or more of the outstanding shares of an Enterprise Portfolio as of the Record Date. No shares of the Acquiring Portfolios were outstanding as of the Record Date.

Other Matters

The Enterprise Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. The enclosed Voting Instruction Card confers discretionary authority with respect to other matters that may properly come before the Meeting. The proxyholders will vote thereon in accordance with their best judgment.

A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of an Acquired Portfolio must be received by such Acquired Portfolio a reasonable time before the Board’s solicitation relating to such meeting is made in order to be included in the proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Reorganization Plan is approved at this Meeting with respect to each Acquired Portfolio, it is not expected that there will be any future shareholder meetings of each Acquired Portfolio.

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APPENDIX A

PROPOSED REORGANIZATIONS

Acquired Portfolios (each a series of the Enterprise Trust)	Acquiring Portfolios (Class IB Shares) (each a series of the EQ Trust)
Enterprise Capital Appreciation Portfolio	EQ/Enterprise Capital Appreciation Portfolio

Enterprise Deep Value Portfolio	EQ/Enterprise Deep Value Portfolio

Enterprise Equity Portfolio	EQ/Enterprise Equity Portfolio

Enterprise Equity Income Portfolio	EQ/Enterprise Equity Income Portfolio

Enterprise Global Socially Responsive Portfolio	EQ/Enterprise Global Socially Responsive Portfolio

Enterprise Growth Portfolio	EQ/Enterprise Growth Portfolio

Enterprise Growth and Income Portfolio	EQ/Enterprise Growth and Income Portfolio

Enterprise High-Yield Bond Portfolio	EQ/Enterprise High-Yield Bond Portfolio

Enterprise International Growth Portfolio	EQ/Enterprise International Growth Portfolio

Enterprise Managed Portfolio	EQ/Enterprise Managed Portfolio

Enterprise Mergers and Acquisitions Portfolio	EQ/Enterprise Mergers and Acquisitions Portfolio

Enterprise Multi-Cap Growth Portfolio	EQ/Enterprise Multi-Cap Growth Portfolio

Enterprise Short Duration Bond Portfolio	EQ/Enterprise Short Duration Bond Portfolio

Enterprise Small Company Growth Portfolio	EQ/Enterprise Small Company Growth Portfolio

Enterprise Small Company Value Portfolio	EQ/Enterprise Small Company Value Portfolio

Enterprise Total Return Portfolio	EQ/Enterprise Total Return Portfolio

A-1

APPENDIX B

SIMILAR FUNDS MANAGED BY ENTERPRISE CAPITAL

Name of Enterprise Trust Portfolio	Name of Similar Portfolio Managed by Enterprise Capital*	Advisory Fee Rate of Similar Portfolio (as percentage of daily net assets)	Net Assets of Similar Portfolio (In Millions as of 12/31/03)
Enterprise Capital Appreciation Portfolio	Enterprise Capital Appreciation Fund	0.75%	$251.6
Enterprise Deep Value Portfolio	Enterprise Deep Value Fund	0.75%	$30.7
Enterprise Equity Portfolio	Enterprise Equity Fund	0.75%	$170.6
Enterprise Equity Income Portfolio	Enterprise Equity Income Fund	0.75%	$117.7
Enterprise Global Socially Responsive Portfolio	Enterprise Global Socially Responsive Fund	0.90%	$7.2
Enterprise Growth Portfolio	Enterprise Growth Fund	0.75%	$1,689.6
Enterprise Growth and Income Portfolio	Enterprise Growth and Income Fund	0.75%	$177.9
Enterprise High-Yield Bond Portfolio	Enterprise High-Yield Bond Fund	0.60%	$285.3
Enterprise International Growth Portfolio	Enterprise International Growth Fund	0.85%	$76.0
Enterprise Managed Portfolio	Enterprise Managed Fund	0.75%	$130.2
Enterprise Mergers and Acquisitions Portfolio	Enterprise Mergers and Acquisitions Fund	0.90%	$151.2
Enterprise Multi-Cap Growth Portfolio	Enterprise Multi-Cap Growth Fund	1.00%	$93.6
Enterprise Short Duration Bond Portfolio	Enterprise Short Duration Bond Fund	0.45%	$27.4
Enterprise Small Company Growth Portfolio	Enterprise Small Company Growth Fund	1.00%	$114.5
Enterprise Small Company Value Portfolio	Enterprise Small Company Value Fund	0.75%	$581.9
Enterprise Total Return Portfolio	Enterprise Total Return Fund	0.65%	$88.9

*	Each of these funds is a series of Enterprise Group of Funds, Inc., which is an open-end management investment company managed by Enterprise Capital that offers its shares to retail investors.

B-1

APPENDIX C

FORM OF INVESTMENT ADVISORY AGREEMENT BETWEEN

ENTERPRISE ACCUMULATION TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

THIS AGREEMENT, made this      day of                     , 2004, is by and between Enterprise Accumulation Trust, a Massachusetts trust (hereinafter referred to as “Enterprise”), and Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the “Adviser”).

BACKGROUND INFORMATION

The Adviser originally entered into an Investment Adviser’s Agreement with Enterprise dated as of September 14, 1987 (“Investment Adviser’s Agreement”). The Investment Advisor’s Agreement was subsequently restated on a number of occasions, and has periodically been amended by riders. Pursuant to Section 16 of the Investment Adviser’s Agreement, it may be amended at any time by the mutual consent of the parties and it is therefore hereby amended and restated, with this version of the Investment Adviser’s Agreement superceding all previous amended or restated versions of the Investment Adviser’s Agreement.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, Enterprise and the Adviser agree as follows:

(1) Enterprise hereby employs the Adviser to act as the Investment Adviser of Enterprise, and in addition to render certain other services to Enterprise, all as set forth herein. The Adviser hereby accepts such employment and agrees to perform such services on the terms set forth, and for the compensation herein provided.

(2) The Adviser will furnish each series (“Portfolio”) of Enterprise advice with respect to the investment and reinvestment of the assets of each Portfolio of Enterprise in accordance with the investment objectives of each such Portfolio as set forth in any currently effective registration statement with the Securities and Exchange Commission (the “SEC”) with respect to securities of Enterprise.

(3) In carrying out its duties hereunder, it is contemplated that the Adviser will select and employ subinvestment adviser Portfolio Managers for the respective Portfolios of Enterprise, subject to compliance with the provisions of Section 15 of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(4) The Adviser will provide oversight and management services to the Fund which will include, but not be limited to, (i) supervising the sub-adviser’s compliance with federal and state regulations, including the Investment Company Act, (ii) evaluating the sub-adviser’s performance, (iii) analyzing the composition of the investment portfolios of each Portfolio of the Trust and preparing reports thereon for the Board or any committee of the Board, (iv) evaluating each Portfolio’s performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon request of the Board, for a replacement for any sub-adviser then serving the Trust, and (vi) preparing presentations to shareholders which analyze the Trust’s overall investment program and performance.

(5) The Adviser will for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent Enterprise in any way and is not an agent of Enterprise.

(6) The Adviser will, at its own expense, furnish to Enterprise directly or through any of the Adviser’s subsidiaries, office facilities, including space, furniture and equipment, and, to the extent that such services are not being provided by others under contract with Enterprise, personnel for the managing of the affairs of, servicing the investment of, and keeping the books and records of Enterprise, including clerical, research, statistical and investment work, but not including duties or services which are customarily performed for an open-end management investment company by its Board of Trustees, custodian, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.

Personnel provided shall be persons satisfactory to the Board of Trustees of Enterprise to serve as officers of Enterprise, including a President, one or more Vice Presidents, a Secretary, a Treasurer and such additional officers and employees as may reasonably be necessary for the execution of its duties under this Agreement.

The personnel and facilities furnished as aforesaid shall be subject to the control and direction of the Board of Trustees of Enterprise. Such personnel shall be employees of Enterprise notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Adviser.

(7) It is understood that the Adviser does not, by this Agreement, undertake to assume or pay any costs or expenses of Enterprise except those specifically stated herein to be payable by the Adviser. In connection therewith, the Adviser understands that Enterprise pays and shall continue to pay the following expenses (which shall not be a limiting statement of such expenses):

(a)	The fees, compensation and traveling expenses of the independent Trustees of Enterprise,

(b)	Telephone, telegraphic and postage expenses related to communications between Trustees and officers of Enterprise, other than those provided by the Adviser,

(c)	The fees of any custodian, transfer agent, registrar of dividend disbursing agent of Enterprise,

(d)	Compensation of Enterprise’s auditors and counsel, including compensation and costs relating to litigation,

(e)	Franchise, income and original issue taxes relating to Enterprise and its securities,

(f)	Fees and legal expenses incurred in qualifying the shares of Enterprise for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification,

(g)	Insurance premiums or interest on indebtedness,

(h)	Association dues,

(i)	Fees and expenses involved in registering and maintaining registrations of Enterprise and of its shares with the SEC, including the preparation and printing of prospectuses,

(j)	Costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings,

(k)	Cost of printing of stock certificates,

(l)	Broker’s commissions and issue and transfer taxes chargeable to Enterprise in connection with securities transactions to which Enterprise is a party, and

(m)	Business licenses, intangible and franchise taxes.

Costs relating to Enterprise’s dividends and capital gains reinvestment program and other shareholder plans will not be borne by Enterprise except to the extent of the normal cost to Enterprise of issuing shares. All other costs relating to such programs and plans will be borne by the Adviser.

(8) Enterprise agrees to pay the Adviser for its services and facilities to be furnished under this Agreement, within 15 days after the close of each calendar month after the effective date of this Agreement, the amounts equal to the percentages of the average of the daily closing net asset values of the respective Funds of Enterprise that are set forth in Schedule A hereto. Subject to the requirements of Section 15 of the Investment

Company Act of 1940, Schedule A may be amended from time to time by agreement between the Enterprise and the Adviser with respect to existing Funds of Enterprise or as new Portfolios are added to Enterprise.

(9) The services of the Adviser hereunder are not to be deemed to be exclusive, and the Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Adviser of its responsibilities hereunder, it is agreed that the Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

(10) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to Enterprise or to any shareholder or shareholders of Enterprise for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Adviser hereunder.

(11) Subject to and in accordance with the articles of incorporation and by-laws of Enterprise and of the Adviser, it is agreed that the Trustees, officers, employees and shareholders of Enterprise are or may become interested in the Adviser as Trustees, officers, employees, shareholders or otherwise, and that Trustees, officers, employees and shareholders of the Adviser are or may become similarly interested in Enterprise and that the Adviser may be or become interested in Enterprise as a shareholder, or otherwise.

(12) The Adviser will not take, and it will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of Enterprise. The Adviser also will cooperate with Enterprise in adopting a written policy prohibiting insider trading with respect to Enterprise Portfolio transactions.

(13) In connection with the management of the investment and reinvestment of the assets of Enterprise and subject to review by Enterprise’s Board of Trustees, the Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for each Portfolio of Enterprise and, at its option, at all times or from time to time to permit the respective Portfolio Managers to make such selections, subject to the review of the Adviser. In connection with such activity, the Adviser is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of Portfolio securities for Enterprise. Subject to this primary requirement, and maintaining as its first consideration the benefits for Enterprise, its Portfolios and its shareholders, the Adviser shall have the right, subject to the control of the Board of Trustees of Enterprise, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to Enterprise, the Adviser or any Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to consider sales of shares of the Portfolios as a factor in the selection of brokers and dealers.

With respect to Section 17(e) of the Investment Company Act of 1940 and Section 11(a) of the Securities Exchange Act of 1934, Enterprise hereby expressly consents and agrees that any associated person of the Adviser, including, without limitation, MONY Securities Corp., may effect securities transactions on any exchange of which such associated person is a member, and that the Adviser and such associated person may receive or retain compensation in connection therewith.

On occasions when the Adviser deems the purchase or sale of a security or other investment to be in the best interest of any Portfolio of Enterprise as well as other Portfolios of Enterprise, the Adviser may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to Enterprise and each of its Portfolios.

(14) Enterprise may terminate this Agreement by sixty days written notice to the Adviser at any time, without the payment of any penalty, by vote of Enterprise’s Board of Trustees, or by vote of a majority of its outstanding voting securities, and the Adviser may terminate this Agreement by sixty days written notice to Enterprise, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

(15) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution, and from year to year thereafter, if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of Enterprise, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of Enterprise; and (2) is specifically approved at least annually by the vote of a majority of trustees of Enterprise who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

(16) This Agreement may be amended at any time by mutual consent of the parties; provided, that such consent on the part of Enterprise shall have been approved by a vote of the majority of the outstanding voting securities of Enterprise; but further provided, that this limitation shall not prevent any minor amendments to the Agreement which may be required by federal or state regulatory bodies, which amendments may be made without shareholder approval.

(17) The terms “vote of a majority of the outstanding voting securities,” “assignment” and “ interested persons,” when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

(18) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1988. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios then only to the property held for the benefit of the affected Portfolio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers, as of the date first above written.

ENTERPRISE ACCUMULATION TRUST

ATTEST:		By:

	Secretary		Victor Ugolyn,
Chairman, President and Chief Executive Officer

ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:		By:

	Secretary		Victor Ugolyn,
Chairman, President and Chief Executive Officer

Schedule A to

Enterprise Accumulation Trust

Investment Adviser’s Agreement

Name of Portfolio	Percentage of Average Daily Closing Net Asset Values of Portfolio to be Paid
Multi-Cap Growth	At the rate of 1.00% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Small Company Growth	At the rate of 1.00% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Small Company Value	At the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of 0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year paid monthly.

Capital Appreciation	At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Equity	At the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of 0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year, paid monthly.

Equity Income	At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Growth	At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Growth and Income	At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Schedule A to

Enterprise Accumulation Trust

Investment Adviser’s Agreement

(continued)

Name of Portfolio	Percentage of Average Daily Closing Net Asset Values of Portfolio to be Paid
International Growth	At the rate of 0.85% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Global Socially Responsive	At a rate of 0.90% of the average of the daily closing net asset values of the Fund per year, paid monthly.

Managed	At the rate of 0.80% of the average of the daily closing net asset values of the Portfolio per year of assets up to $400,000,000; at the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year for assets from $400,000,000 to $800,000,000; and at the rate of 0.70% of the average of the daily closing net asset values of the Portfolio in excess of $800,000,000 per year paid monthly.

High Yield Bond	At the rate of 0.60% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Total Return	At the rate of 0.55% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Deep Value	At the rate of 0.75% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Mergers and Acquisitions	At the rate of 0.90% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

Short Duration Bond	At the rate of 0.45% of the average of the daily closing net asset values of the Portfolio per year, paid monthly.

APPENDIX D

SUB-ADVISERS AND PORTFOLIO MANAGERS OF THE PORTFOLIOS

Portfolio	Sub-Adviser	Portfolio Manager(s)
Capital Appreciation Portfolio	Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1300, Denver, Colorado 80202, is the Sub-Adviser to the Portfolio. Marsico has been providing investment counseling since 1997. As of December 31, 2003, total assets under management for all clients were approximately $30 billion.	An investment committee is responsible for the day-to-day management of the Portfolio.

Deep Value Portfolio	Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, Massachusetts 02019, is the Sub-Adviser to the Portfolio. Wellington Management has provided investment counseling services since 1928, and as of December 31, 2003, had assets under management for all clients of approximately $394 billion.	Wellington Management uses a team of analysts that specialize in value investing led by John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management. He is responsible for day-to-day management of the Portfolio. He has been a portfolio manager at Wellington Management since joining the firm in 1981.

Equity Income Portfolio	Boston Advisors, Inc. (“Boston Advisors”), One Federal Street, 20th Floor, Boston, Massachusetts 02110, is the Sub-Adviser to the Portfolio. Boston Advisors has been providing investment counseling since 1971. As of December 31, 2003, Boston Advisors had total assets under management of approximately $4 billion.	Michael J. Vogelzang, President and Chief Investment Officer, is responsible for the day-to-day investment management of the Portfolio and has more than 19 years’ experience in the investment industry. He has served as President of Boston Advisors since 1997.

Equity Portfolio	TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Sub-Adviser to the Portfolio. TCW was founded in 1971 and as of December 31, 2003, TCW and its affiliated companies had approximately $90 billion under management.	Glen E. Bickerstaff is responsible for the day-to-day management of the Portfolio and is Group Managing Director of TCW, which he joined in May of 1998. He has more than 20 years of investment industry experience, and he previously served as Senior Portfolio Manager and Vice President for Transamerica Investment Services immediately before joining TCW from 1987 to 1998.

Global Socially Responsive Portfolio	Rockefeller & Co., Inc. (“Rockefeller”), 30 Rockefeller Plaza, 54th Floor, New York, New York 10112, is the Sub-Adviser to the Portfolio. Rockefeller was incorporated in 1979 and as of December 31, 2003, had approximately $4 billion under management.	Farha-Joyce Haboucha, Co-director of Socially Responsive Investments, is responsible for the day-to-day management of the Portfolio. Ms. Haboucha has been employed by Rockefeller since 1997 as a Senior Portfolio Manager. She previously served for 10 years as a Senior Portfolio Manger and Co-director of Socially Responsive Investment Services at Neuberger & Berman and has more than 19 years’ experience in the investment industry.

Growth and Income Portfolio	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, is the Sub-Adviser to the Portfolio. UBS Global AM was formerly known as Brinson Advisers, Inc., which has provided investment counseling for over 50 years. As of December 31, 2003, assets under management were approximately $37 billion.	An investment management team is responsible for the day-to-day management of the Portfolio.

Growth Portfolio	Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-3248, is the Sub-Adviser to the	Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment

Portfolio	Sub-Adviser	Portfolio Manager(s)
	Portfolio. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $31 billion as of December 31, 2003.	management of the Portfolio and has more than 30 years’ experience in the investment industry. He has been President of Montag & Caldwell for more than 17 years.

High-Yield Bond Portfolio	Caywood-Scholl Capital Management (“Caywood-Scholl”), 4350 Executive Drive, Suite 125, San Diego, California 92121, is the Sub-Adviser to the Portfolio. Caywood-Scholl has provided investment advice with respect to high-yield, low grade fixed income instruments since 1986. As of December 31, 2003, assets under management for all clients were approximately $2 billion.	James Caywood, Managing Director and Chief Investment Officer, and Tom Saake, Portfolio Manager, are responsible for the day-to-day management of the Portfolio. Mr. Caywood has more than 30 years’ investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Investment Officer and has held those positions since 1986. Tom Saake has served as a Portfolio Manager with Caywood-Scholl since 1990. He has over 13 years’ experience.

International Growth Portfolio	SSgA Funds Management, Inc. (“SSgA”), Two International Place, Boston, Massachusetts 02110, is the Sub-Adviser to the Portfolio. SSgA is affiliated with State Street Global Advisers, which was established in 1978. As of December 31, 2003, SSgA had approximately $76 billion in assets under management.	An investment management team is responsible for the day-to-day management of the Portfolio.

Managed Portfolio	Wellington Management, 75 State Street, Boston, Massachusetts 02109, is the Sub-Adviser to the Portfolio. Wellington Management has provided investment counseling services since 1928, and as of December 31, 2003, had assets under management for all clients of approximately $394 billion.	An investment management team is responsible for the day-to-day management of the Portfolio.

Mergers and Acquisitions Portfolio	Gabelli Asset Management Company (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Sub-Adviser to the Portfolio. GAMCO’s predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2003, total assets under management for all clients were approximately $26 billion.	Mario J. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977 and is responsible for the day-to-day management of the Portfolio. He has more than 30 years’ experience in the investment industry.

Multi-Cap Growth Portfolio	Fred Alger Management, Inc. (“Alger”), 111 Fifth Avenue, 2nd Floor, New York, New York 10003, is the Sub-Adviser to the Portfolio. Alger has been an investment adviser since 1964. As of December 31, 2003, total assets under management for all clients were approximately $11 billion.	Dave Hyun is responsible for the day-to-day management of the Portfolio. Mr. Hyun has been employed by Alger since 2001 as Executive Vice President and Portfolio Manager. From 2000-2001, Mr. Hyun served as Portfolio Manager at Oppenheimer Funds. Mr. Hyun previously served at Alger from 1991-2000 as an analyst and as Senior Vice President and Portfolio Manager.

Short Duration Bond Portfolio	MONY Capital Management, Inc. (“MONY Capital”), 1740 Broadway, New York, New York 10019, is the Sub-Adviser to the Portfolio. MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services	Gregory M. Staples is responsible for the day-to-day management of the Portfolio. He joined MONY Life in 1982 as a corporate credit analyst and since 1994 has served as a Senior Managing Director and as head of the public bond group. He has 20 years’ investment experience.

Portfolio	Sub-Adviser	Portfolio Manager(s)
to third parties. As of December 31, 2003, MONY Capital had approximately $13 billion in assets under management.

Small Company Growth Portfolio	William D. Witter, Inc. (“Witter”), One Citicorp Center, 153 East 53rd Street, New York, New York 10022, is the Sub-Adviser to the Portfolio. Witter has provided investment advisory services since 1977. As of December 31, 2003, total assets under management for all clients were approximately $2 billion.	Walter T. Prendergast, Managing Director of Witter, is responsible for the day-to-day management of the Portfolio. Mr. Prendergast joined Witter in 2003 and was previously employed as managing director of Weiss, Peck and Greer Investments LLC since 1996.

Small Company Value Portfolio	Gabelli Asset Management Company (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Sub-Adviser to the Portfolio. Gabelli’s predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2003, total assets under management for all clients were approximately $26 billion.	Mario J. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977 and is responsible for the day-to-day management of the Portfolio. He has more than 30 years’ experience in the investment industry.

Total Return Portfolio	Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is the Sub-Adviser to the Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2003, assets under management were approximately $364 billion.	William H. Gross leads a team that manages the Portfolio. He is a Managing Director, Chief Investment Officer and a founding partner of PIMCO. He has been with PIMCO since 1971 and has 34 years’ investment experience.

APPENDIX E

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AMONG ENTERPRISE ACCUMULATION TRUST,

ENTERPRISE CAPITAL MANAGEMENT, INC. AND

BOSTON ADVISORS, INC.

THIS AGREEMENT, made the              day of             , 2004, is among Enterprise Accumulation Trust (the “Fund”), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the “Adviser”), and Boston Advisors, Inc., a New York corporation (hereinafter referred to as the “Portfolio Manager”).

BACKGROUND INFORMATION

(A) The Adviser has entered into an Investment Adviser’s Agreement with the Fund (“Investment Adviser’s Agreement”). Pursuant to the Investment Adviser’s Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser’s Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the portfolios.

(B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Equity Income Portfolio, a series of the Fund (the “Equity Income Portfolio”) securities investment advisory services for the Equity Income Portfolio.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

(1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Equity Income Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

(2) The Portfolio Manager shall furnish the Equity Income Portfolio advice with respect to the investment and reinvestment of the assets of the Equity Income Portfolio, or such portion of the assets of the Equity Income Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Equity Income Portfolio which are in the Fund’s most recent Registration Statement.

(3) The Portfolio Manager shall perform a monthly reconciliation of the Equity Income Portfolio to the holdings report provided by the Fund’s custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

(4) The Portfolio Manager shall maintain all books and records with respect to the Equity Income Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 (“the 1940 Act”) and shall render to the Fund’s Board of Trustees such periodic and special reports as the Fund’s Board of Trustees may reasonably request. The Portfolio Manager shall timely furnish to the Adviser all information relating to the Portfolio Manager’s services under this Agreement needed by the Adviser to keep the other books and records of the Equity Income Portfolio required by Rule 31a-1 under the 1940 Act. The Portfolio Manager agrees that all records that it maintains on behalf of the Equity Income Portfolio are property of the Equity

Income Portfolio and the Portfolio Manager will surrender promptly to the Equity Income Portfolio any of such records upon the Equity Income Portfolio’s request; provided, however, that the Portfolio Manager may retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Portfolio Manager shall perform a monthly reconciliation of the Equity Income Portfolio to the holdings report provided by the Fund’s custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

(5) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Equity Income Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Equity Income Portfolio.

(6) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Equity Income Portfolio.

(6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Income Portfolio managed by the Portfolio Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 under management and a sum equal to 0.0208 of 1% of the average of the daily closing net asset value for the next $100,000,000 to $200,000,000 (that is, 0.25 of 1% per year); and a sum equal to 0.0167 of 1% of the average of daily closing net asset value for assets in excess of $200,000,000 managed by the Portfolio Manager during such month (that is, 0.20 of 1% per year).

(6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

(6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Equity Income Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Equity Income Portfolio’s shares.

(7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager, may, from time to time, hereafter, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Portfolio Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients, the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each client.

(8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Equity Income Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Equity Income Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder; except that the Portfolio Manager shall be held liable for any losses resulting from its negligent management which result in transactional errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Portfolio manager’s negligence which result in mispricing the Equity Income Portfolio; and the Portfolio Manager shall be obligated to make the Equity Income Portfolio whole and absorb related transfer agent costs which result from the transaction.

(9) The Portfolio Manager will not take, and will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of any holdings of any Portfolios of the Fund. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Income Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

(10) In connection with the management of the investment and reinvestment of the assets of the Fund, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Equity Income Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Equity Income securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Income Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Income Portfolio, the Adviser or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios of the Fund.

(11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Portfolio’s Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Equity Income Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

(12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until             , 2006, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Equity Income Portfolio, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

(13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager’s Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager’s Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager’s Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

(14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager’s Agreement shall be governed by the laws of the State of Georgia.

(15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

(16) The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons,” when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

(17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Portfolio Manager:	Boston Advisors, Inc.
1740 Broadway
New York, NY 10019

by the Adviser:	Enterprise Capital Management, Inc.
3343 Peachtree Road, N.E., Suite 450
Atlanta, GA 30326-1022

by the Fund:	Enterprise Accumulation Trust c/o Enterprise Capital Management, Inc.
3343 Peachtree Road, N.E., Suite 450
Atlanta, GA 30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

(18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

(19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Equity Income Portfolio.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested as of the date first above written.

ENTERPRISE ACCUMULATION TRUST

ATTEST:	By:

Secretary	Victor Ugolyn, Chairman, President and Chief Executive Officer

ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:	By:

Secretary	Victor Ugolyn, Chairman, President and Chief Executive Officer

BOSTON ADVISORS, INC.

ATTEST:	By:

Secretary	Name:

Title:

APPENDIX F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AMONG ENTERPRISE ACCUMULATION TRUST,

ENTERPRISE CAPITAL MANAGEMENT, INC. AND

MONY CAPITAL MANAGEMENT, INC.

THIS AGREEMENT, made the              day of                     , 2004, is among Enterprise Accumulation Trust (the “Fund”), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the “Adviser”), and MONY Capital Management, Inc., a Delaware corporation (hereinafter referred to as the “Portfolio Manager”).

BACKGROUND INFORMATION

(A) The Adviser has entered into an Investment Adviser’s Agreement with the Fund (“Investment Adviser’s Agreement”). Pursuant to the Investment Adviser’s Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser’s Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the portfolios.

(B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Short Duration Bond Portfolio, a series of the Fund (the “Short Duration Bond Portfolio”), securities investment advisory services for the Short Duration Bond Portfolio.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, the Fund, the Adviser and the Portfolio Manager agree as follows:

(1) The Fund and the Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Short Duration Bond Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

(2) The Portfolio Manager shall furnish the Short Duration Bond Portfolio advice with respect to the investment and reinvestment of the assets of the Short Duration Bond Portfolio, or such portion of the assets of the Short Duration Bond Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Short Duration Bond Portfolio which are in the Fund’s most recent Registration Statement.

(3) The Portfolio Manager shall perform a monthly reconciliation of the Short Duration Bond Portfolio to the holdings report provided by the Fund’s custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

(4) The Portfolio Manager shall maintain all books and records with respect to the Short Duration Bond Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 (“the 1940 Act”) and shall render to the Fund’s Board of Trustees such periodic and special reports as the Fund’s Board of Trustees may reasonably request. The Portfolio Manager shall timely furnish to the Adviser all information relating to the Portfolio Manager’s services under this Agreement needed by the Adviser to keep the other books and records of the Short Duration Bond Portfolio required by Rule 31a-1 under the 1940 Act. The Portfolio Manager agrees that all records that it maintains on behalf of the Short Duration Bond Portfolio are property of the Short Duration Bond Portfolio and the Portfolio Manager will surrender promptly to the Short Duration Bond Portfolio any of such records upon the Short Duration Bond Portfolio’s request;

provided, however, that the Portfolio Manager may retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Portfolio Manager shall perform a monthly reconciliation of the Short Duration Bond Portfolio to the holdings report provided by the Fund’s custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

(5) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Short Duration Bond Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Short Duration Bond Portfolio.

(6) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Short Duration Bond Portfolio.

(6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.0083 of 1% of the average of the daily closing net asset value of the Short Duration Bond Portfolio managed by the Portfolio Manager during such month. (that is, 0.10 of 1% per year).

(6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

(6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Short Duration Bond Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Short Duration Bond Portfolio’s shares.

(7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Portfolio Manager, may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Portfolio Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients, the available securities will be allocated in a manner believed by the Portfolio Manager to be equitable to each client.

(8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Short Duration Bond Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Short Duration Bond Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder; except that the Portfolio Manager shall be held liable for any losses resulting from its negligent management which result in transactional errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Portfolio manager’s negligence which result in mispricing the Short Duration Bond Portfolio; and the Portfolio Manager shall be obligated to make the Short Duration Bond Portfolio whole and absorb related transfer agent costs which result from the transaction.

(9) The Portfolio Manager will not take, and will take necessary steps to prevent its officers and trustees from taking, at any time, a short position in any shares of any holdings of any portfolios of the Short Duration Bond Portfolio. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Short Duration Bond Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

(10) In connection with the management of the investment and reinvestment of the assets of the Short Duration Bond Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Short Duration Bond Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Short Duration Bond securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Short Duration Bond Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Short Duration Bond Portfolio, the Adviser or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios of the Fund.

(11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Portfolio’s Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Short Duration Bond Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15 (a) of the 1940 Act, in which event this Agreement shall remain in full force and effect.

(12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until             , 2006, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Short Duration Bond Portfolio, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

(13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager’s Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager’s Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager’s Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the

Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

(14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager’s Agreement shall be governed by the laws of the State of Georgia.

(15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the ownership of the Portfolio Manager.

(16) The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons,” when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

(17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Portfolio Manager:	MONY Capital Management, Inc.
1740 Broadway
New York, NY 10019
Attn: William Goodwin, President

by the Adviser:	Enterprise Capital Management, Inc.
3343 Peachtree Road, N.E., Suite 450
Atlanta, GA 30326-1022

by the Fund:	Enterprise Accumulation Trust c/o Enterprise Capital Management, Inc.
3343 Peachtree Road, N.E., Suite 450
Atlanta, GA 30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

(18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

(19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Short Duration Bond Portfolio.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested as of the date first above written.

ENTERPRISE ACCUMULATION TRUST

ATTEST:	By:

Secretary	Victor Ugolyn, Chairman, President and Chief Executive Officer

ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:	By:

Secretary	Victor Ugolyn, Chairman, President and Chief Executive Officer

MONY CAPITAL MANAGEMENT, INC.

ATTEST:	By:

Secretary	Name:

Title:

APPENDIX G

FORM OF

AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

RELATING TO THE ENTERPRISE PORTFOLIOS

THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (“Agreement”) is made as of this              day of                     , 2004, by and among EQ Advisors Trust, a Delaware statutory trust (“Acquiring Fund”), on behalf of each of its segregated portfolios of assets (“series”) listed on Schedule A to this Agreement (“Schedule A”), Enterprise Accumulation Trust, a Massachusetts business trust (“Acquired Fund”), on behalf of its series listed on Schedule A, and, solely for purposes of paragraph 6, AXA Financial, Inc. (“AXA Financial”). (Each such series listed on Schedule A under the heading “Acquiring Portfolios” is a series of the Acquiring Fund and is referred to herein as an “Acquiring Portfolio,” each such series listed thereon under the heading “Acquired Portfolios” is a series of the Acquired Fund and is referred to herein as an “Acquired Portfolio,” and all such series are sometimes referred to herein individually as a “Portfolio” and collectively as the “Portfolios.” The Acquiring Fund and the Acquired Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”)

The Acquired Fund sells, and the Acquiring Fund will sell, common shares of beneficial interest, $0.01 par value per share, in its respective Portfolios (“shares”) to separate accounts of certain insurance companies. The Acquired Portfolios are, and the Acquiring Portfolios will be, an underlying investment option for those separate accounts, which fund certain variable annuity contracts and/or variable life insurance policies issued by those companies (“Contracts”). Shares of the Acquired Portfolios are held entirely by separate accounts of MONY Life Insurance Company (“MONY Life”) and MONY Life Insurance Company of America (“Insurance Companies”) (collectively, “Separate Accounts”) and by MONY Life and Enterprise Capital Management, Inc. as surplus or seed money investments. Under applicable law, the assets of all such Separate Accounts (i.e., the shares of the Portfolios) are the property of the respective Insurance Companies (which are the owners of record of those shares) and are held for the benefit of the Contract holders.

Each Fund wishes to effect sixteen separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Acquired Portfolio’s changing its identity, form, and place of organization — by converting from a series of the Acquired Fund to a series of the Acquiring Fund — by transferring all its assets to the Acquiring Portfolio listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Acquired Portfolio’s business) in exchange solely for shares in that Acquiring Portfolio, that Acquiring Portfolio’s assumption of all that Acquired Portfolio’s liabilities, and the distribution of those shares to the Separate Accounts in complete liquidation of that Acquired Portfolio (all the foregoing transactions involving each Acquired Portfolio and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions hereinafter set forth in this Agreement. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement will refer only to a single Reorganization, one Acquired Portfolio, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Fund’s Board of Trustees (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its respective Portfolio and that the interests of the existing shareholders of its respective Portfolio will not be diluted as a result of the Reorganization.

The Acquired Portfolio offers one class of shares (“Acquired Portfolio Shares”). The Acquiring Portfolio’s shares will be divided into two classes, designated Class IA and Class IB shares. Only Class IB shares (“Acquiring Portfolio Shares”) will be involved in the Reorganization.

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of the Acquired Portfolio’s shareholders and the terms and conditions herein set forth, the Acquired Portfolio shall assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall –

(a)	issue and deliver to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding; and

(b)	assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property the Acquired Portfolio owns (including all cash, securities, commodities, futures interests, interest and dividends receivable, claims and rights of action, rights to register shares under applicable securities laws, and books and records, and any deferred or prepaid expenses shown as an asset on its books) on the closing date provided for in paragraph 2.1 (“Closing Date”) (collectively, “Assets”).

1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Portfolio, whether absolute, accrued, contingent, or otherwise, known or unknown, existing on the Closing Date (collectively, “Liabilities”).

1.4 At the Closing, the Acquiring Portfolio shall redeem the Acquiring Portfolio Share issued pursuant to paragraph 5.6 for $1.00. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the Acquired Portfolio’s account on the Acquiring Portfolio’s books to open accounts on the Acquiring Portfolio’s share records in the names of the Separate Accounts (i.e., the account for a Separate Account shall be credited with the number of full and fractional Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares that Separate Account held on the Closing Date). All issued and outstanding Acquired Portfolio Shares shall simultaneously be canceled on its books. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.5 Ownership of Acquiring Portfolio Shares shall be shown on the books of The Equitable Life Assurance Society of the United States (“Equitable”) as the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Portfolio’s responsibility.

1.7 As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Closing Date, the Acquired Portfolio shall be terminated as a series of the Acquired Fund and any further actions shall be taken in connection therewith as required by applicable law.

2.	CLOSING AND CLOSING DATE

2.1 Unless the Funds agree otherwise, the Closing Date shall be July 9, 2004, and all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time). The Closing shall be held at the offices of the Acquiring Fund or at such other place as the Funds agree.

2.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Portfolio (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”)) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

2.3 The Acquired Fund shall direct State Street Bank and Trust Company, as the Acquired Fund’s transfer agent (“Acquired Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer identifying the Separate Accounts and stating the number (rounded to the third decimal place) and percentage ownership of outstanding Acquired Portfolio Shares owned by each Separate Account immediately prior to the Closing.

2.4 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a certificate of the Acquired Fund’s Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Portfolio’s books immediately before the Closing.

2.5 Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

2.6 At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, and other documents the other Fund or its counsel reasonably requests.

3.	REPRESENTATIONS AND WARRANTIES

3.1 The Acquired Fund, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Fund, on behalf of the Acquiring Portfolio, as follows:

(a)	The Acquired Fund is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and its Certificate of Trust, including any amendments thereto (“Certificate of Trust”), has been duly filed in the office of the Secretary of State thereof;

(b)	The Acquired Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing;

(c)	The Acquired Portfolio is duly organized as a series of the Acquired Fund;

(d)

On the Closing Date, the Acquired Fund, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)	The Acquired Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Certificate of Trust or the Acquired Fund’s By-Laws (collectively, “Acquired Fund Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(f)	All material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(g)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund with respect to the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund, on behalf of the Acquired Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Portfolio at and for the year ended on December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP. To Management’s best knowledge and belief there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)	Since December 31, 2003, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in net asset value per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(j)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

The Acquired Portfolio is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Portfolio has met (or, for its current taxable year, will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), has complied (or will comply) with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; the Acquired Portfolio will invest its assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; from the time it commenced operations through the Closing Date, the Acquired Portfolio has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

(m)	The Acquired Portfolio incurred the Liabilities in the ordinary course of its business;

(n)	The Acquired Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)	During the five-year period ending on the Closing Date, (1) neither the Acquired Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except for shares redeemed in the ordinary course of the Acquired Portfolio’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Portfolio Shares, other than normal, regular dividend distributions made pursuant to the Acquired Portfolio’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)	Not more than 25% of the value of the Acquired Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)	The Acquired Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)	The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement, on the Closing Date, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(s)	The Acquired Fund does not have, and during the six months before the date hereof has not had, any employees and shall not hire any employees after the date hereof through the Closing; and as of the Closing Date the Acquired Fund will have no obligation to provide any (1) post-retirement or post-employment benefit to any individual or any corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity (“Person”), including under any material “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit-sharing, or welfare plan, or other plan, arrangement, or understanding maintained or contributed to by the Acquired Fund on the Acquired Portfolio’s behalf, or otherwise providing benefits to any current or former employee, officer, or director of the Acquired Fund, or (2) unfunded deferred compensation or other unfunded or self-funded benefits to any Person;

(t)	No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquired Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker’s, finder’s, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquired Fund or any action taken by it; and

(u)	The Acquiring Portfolio Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2 The Acquiring Fund, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Fund, on behalf of the Acquired Portfolio, as follows:

(a)	The Acquiring Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof;

(b)	The Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing;

(c)	Before the Closing Date, the Acquiring Portfolio will be duly organized as a series of the Acquiring Fund;

(d)	The Acquiring Portfolio has not commenced operations and will not do so until after the Closing;

(e)	Before the Closing Date, there will be no (1) issued and outstanding Acquiring Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, (3) security convertible into any Acquiring Portfolio Shares, or (4) any other securities issued by it, except as provided in paragraph 5.6;

(f)	No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)	The Acquiring Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Fund’s Agreement and Declaration of Trust or By-Laws (collectively, “Acquiring Fund Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund with respect to the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund, on behalf of the Acquiring Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Acquiring Portfolio will be a “fund” as defined in section 851(g)(2) of the Code, will meet the requirements of Subchapter M of the Code for qualification as a RIC, and will comply with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j)	The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)	Following the Reorganization, the Acquiring Portfolio (1) will continue the Acquired Portfolio’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Portfolio’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)	There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)	During the five-year period ending on the Closing Date, neither the Acquiring Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares;

(n)	Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(o)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Separate Accounts, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Fund;

(p)	The Registration Statement (other than written information provided by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement, on the Closing Date,

and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(q)	No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquiring Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker’s, finder’s, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquiring Fund or any action taken by it; and

(r)	The Declaration of Trust permits the Acquiring Fund to vary its shareholders’ investment therein. The Acquiring Fund does not have a fixed pool of assets – each series thereof (including Acquiring Portfolio after it commences operations) is (will be) a managed portfolio of securities, and Equitable and each investment sub-adviser thereof has the authority to buy and sell securities for it.

3.3 Each Fund, on behalf of its respective Portfolio, represents and warrants to the other Fund, on behalf of its respective Portfolio, as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), or the 1940 Act for its execution or performance of this Agreement, except for (1) the Acquiring Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)	The fair market value of the Acquiring Portfolio Shares each Separate Account receives will be approximately equal to the fair market value of its Acquired Portfolio Shares it constructively surrenders in exchange therefor;

(c)	Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Portfolio Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person “related” (within such meaning) to the Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)	The Separate Accounts will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(f)

None of the compensation any Insurance Company receives as a service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the Acquired Portfolio Shares that Insurance Company (through its Separate Account(s)) held; none of the Acquiring Portfolio Shares any Insurance Company receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(g)	Neither Portfolio will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”);

(h)	The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o) and 3.2(j) and (m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Portfolio on the Closing Date;

(i)	Immediately following consummation of the Reorganization, the Separate Accounts will own all the Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately before the Reorganization;

(j)	Immediately following consummation of the Reorganization, the Acquiring Portfolio will hold the same assets — except for assets used to pay expenses incurred in connection with the Reorganization — and be subject to the same liabilities that the Acquired Portfolio held or was subject to immediately prior to the Reorganization, plus any liabilities for the Portfolios’ expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Portfolio made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets; and

(k)	It is not (a) in violation of any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties, (b) subject to any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, (c) in breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for violations, encumbrances, breaches, or defaults that do not or would not have, either individually or in the aggregate, a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund.

4.	COVENANTS

4.1 The Acquired Fund covenants to call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other trust action necessary to obtain approval of the transactions contemplated herein (“Shareholders Meeting”).

4.2 The Acquired Fund covenants that the Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining information the latter Fund reasonably requests concerning the beneficial ownership of Acquired Portfolio Shares.

4.4 The Acquired Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Fund at the Closing.

4.5 Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Portfolio, title to and possession of all the Assets, and (b) the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

4.8 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the time of Closing, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties.

5.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

5.3 The Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Acquiring Fund (“Acquiring Fund Counsel”), substantially to the effect that:

(a)	The Acquiring Portfolio is a duly established series of the Acquiring Fund, a statutory trust validly existing under the laws of the State of Delaware with power to own all its properties and assets and to carry on its business as described in the Acquiring Fund’s current registration statement on Form N-1A filed with the Commission (“Acquiring Fund’s Form N-1A”);

(b)	This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund on behalf of the Acquiring Portfolio and is a valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

(c)	Assuming that a consideration of not less than the net asset value of the Acquiring Portfolio Shares has been paid, and assuming that such shares are issued in accordance with the terms of this Agreement, the Acquiring Portfolio Shares are legally issued and fully paid and non-assessable by the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquiring Fund (which shall include the agreements and instruments filed as exhibits to the Acquiring Fund’s Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquiring Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquiring Portfolio under the express terms of any court order that, to Acquiring Fund Counsel’s knowledge, without investigation, names the Acquiring Portfolio and is specifically directed to it or its property;

(e)	No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Delaware, as to which Acquiring Fund Counsel expresses no opinion;

(f)	The Acquiring Fund is registered as an investment company under the 1940 Act, and, to Acquiring Fund Counsel’s knowledge, no order has been issued or proceeding instituted to suspend such registration; and

(g)	To Acquiring Fund Counsel’s knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquiring Portfolio or any of its properties or assets, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio’s business.

In rendering such opinion, Acquiring Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Acquiring Fund, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Acquiring Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers’ certificates.

5.4 The Acquiring Fund shall have received an opinion of Catherine R. McClellan, counsel to the Acquired Fund (“Acquired Fund Counsel”), substantially to the effect that:

(a)	The Acquired Portfolio is a duly established series of the Acquired Fund, a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, validly existing under the laws of the Commonwealth of Massachusetts with power to own all its properties and assets and to carry on its business as described in the Acquired Fund’s registration statement on Form N-1A filed with the Commission (“Acquired Fund’s Form N-1A”);

(b)	This Agreement has been duly authorized, executed, and delivered by the Acquired Fund on behalf of the Acquired Portfolio and is a valid and binding obligation of the Acquired Portfolio,

enforceable against the Acquired Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

(c)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquired Fund (which shall include the agreements and instruments filed as exhibits to the Acquired Fund’s Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquired Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquired Portfolio under the express terms of any court order that, to Acquired Fund Counsel’s knowledge, without investigation, names the Acquired Portfolio and is specifically directed to it or its property;

(d)	No consent, approval, authorization, or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the Commonwealth of Massachusetts, as to which Acquired Fund Counsel expresses no opinion;

(e)	The Acquired Fund is registered as an investment company under the 1940 Act, and, to Acquired Fund Counsel’s knowledge, no order has been issued or proceeding instituted to suspend such registration; and

(f)	To Acquired Fund Counsel’s knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquired Portfolio or any of its properties or assets, and the Acquired Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio’s business.

In rendering such opinion, Acquired Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Acquired Fund, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Acquired Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers’ certificates.

5.5 Each Fund shall have received an opinion of Acquiring Fund Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Acquiring Fund Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Acquiring Fund Counsel may treat as representations and warranties made to it, and in separate letters addressed to Acquiring Fund Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	The Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by the Acquired Portfolio’s distribution of those shares to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for those shares, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	The Acquired Portfolio will recognize no gain or loss on the transfer of the Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Portfolio Shares;

(c)	The Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(d)	The Acquiring Portfolio’s basis in each Asset will be the same as the Acquired Portfolio’s basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each Asset will include the Acquired Portfolio’s holding period therefor;

(e)	A Separate Account will recognize no gain or loss on the constructive exchange of all its Acquired Portfolio Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization;

(f)	A Separate Account’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the Separate Account held them as capital assets on the Closing Date; and

(g)	For purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Portfolio’s taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio’s tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio’s taxable year before the Reorganization will be included in the Acquiring Portfolio’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.6 Before the Closing, the Acquiring Fund’s Board of Trustees shall have authorized the issuance of, and the Acquiring Portfolio shall have issued, one Acquiring Portfolio Share to Equitable or an affiliate thereof in consideration of the payment of $1.00 to vote on the management contract and distribution plan referred to in paragraph 5.7.

5.7 The Acquiring Fund (on behalf of and with respect to the Acquiring Portfolio) shall have entered into, or adopted, as appropriate, a management contract, distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Portfolio’s operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Acquiring Fund’s Board of Trustees and, to the extent required by law (as interpreted by Commission staff positions), by such of those Trustees who are not “interested persons” (as defined in the 1940 Act) thereof and by Equitable or its affiliate as the Acquiring Portfolio’s sole shareholder.

5.8 The transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, AIMA Acquisition Co., and The MONY Group Inc. (“MONY”), providing for the acquisition of MONY by AXA Financial, shall have been substantially consummated.

5.9 At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.5 and 5.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

6.	EXPENSES

The Reorganization Expenses shall be borne by AXA Financial. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

7.1 By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, or (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met; or

7.2 By the Funds’ mutual agreement.

In the event of termination of this Agreement under paragraph 7.2, there shall be no liability for damages on the part of either Fund, or its Trustees or officers, to the other Fund.

8.	AMENDMENTS

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, provided that no such amendment, modification, or supplement shall have a material adverse effect on the Separate Accounts’ interests.

9.	ENTIRE AGREEMENT; SURVIVAL

Neither Fund has made any representations, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

10.	SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.	MISCELLANEOUS

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Portfolios and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Fund’s Trustees solely in their capacities as Trustees, and not individually, and that each Fund’s obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of either Fund other than the Portfolios but are only binding on and enforceable against the respective Portfolios’ property. Each Portfolio, in asserting any rights or claims under this Agreement, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to such Trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each Fund has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:		ENTERPRISE ACCUMULATION TRUST, on behalf of each of its series listed on Schedule A

By:		By:

	Catherine R. McClellan		Victor Ugolyn
	Secretary		Chairman, President and Chief Executive Officer

ATTEST:		EQ ADVISORS TRUST, on behalf of each of its series listed on Schedule A

By:		By:

	Patricia Louie		Steven M. Joenk
	Secretary		President and Chief Executive Officer

ATTEST:		Solely with respect to paragraph 6, AXA Financial, Inc.

By:		By:

	Patricia Louie		Peter D. Noris
	Vice President and Associate General Counsel		Executive Vice President and Chief Investment Officer

SCHEDULE A

Acquired Portfolios (each a series of Enterprise Accumulation Trust)	Acquiring Portfolios (each a series of EQ Advisors Trust)
Enterprise Capital Appreciation Portfolio	EQ/Enterprise Capital Appreciation Portfolio

Enterprise Deep Value Portfolio	EQ/Enterprise Deep Value Portfolio

Enterprise Equity Portfolio	EQ/Enterprise Equity Portfolio

Enterprise Equity Income Portfolio	EQ/Enterprise Equity Income Portfolio

Enterprise Global Socially Responsive Portfolio	EQ/Enterprise Global Socially Responsive Portfolio

Enterprise Growth Portfolio	EQ/Enterprise Growth Portfolio

Enterprise Growth and Income Portfolio	EQ/Enterprise Growth and Income Portfolio

Enterprise High-Yield Bond Portfolio	EQ/Enterprise High-Yield Bond Portfolio

Enterprise International Growth Portfolio	EQ/Enterprise International Growth Portfolio

Enterprise Managed Portfolio	EQ/Enterprise Managed Portfolio

Enterprise Mergers and Acquisitions Portfolio	EQ/Enterprise Mergers and Acquisitions Portfolio

Enterprise Multi-Cap Growth Portfolio	EQ/Enterprise Multi-Cap Growth Portfolio

Enterprise Short Duration Bond Portfolio	EQ/Enterprise Short Duration Bond Portfolio

Enterprise Small Company Growth Portfolio	EQ/Enterprise Small Company Growth Portfolio

Enterprise Small Company Value Portfolio	EQ/Enterprise Small Company Value Portfolio

Enterprise Total Return Portfolio	EQ/Enterprise Total Return Portfolio

APPENDIX H

INVESTMENT OBJECTIVES AND POLICIES OF THE EQ PORTFOLIOS

This Appendix provides a more complete description of the principal investment objectives, strategies and risks of each of the EQ Portfolios. Of course, there can be no assurance that any EQ Portfolio will achieve its investment objective. The investment objective of an EQ Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

•	A fuller description of each of the principal risks is included in the section “More Information on Principal Risks,” which follows the description of each EQ Portfolio below.

•	Additional information concerning each EQ Portfolio’s strategies, investments and risks can also be found in the EQ Trust’s Statement of Additional Information.

•	Each EQ Portfolio may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of its assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including “Eurodollar” and “Yankee Dollar” obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The Global Socially Responsive Portfolio and the International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances.

EQ/ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Seeks to maximize capital appreciation.

The Investment Strategy: The EQ/Enterprise Capital Appreciation Portfolio’s investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Sub-Adviser’s investment approach emphasizes large capitalization U.S. companies that, in the Sub-Adviser’s opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamental (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces) or a permanent change in industry/company fundamentals that alters the original investment thesis. The Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/ENTERPRISE DEEP VALUE PORTFOLIO

Investment Objective: The EQ/Enterprise Deep Value Portfolio seeks to achieve total return through capital appreciation with income as a secondary consideration.

The Investment Strategy: The Portfolio invests primarily in large capitalization companies whose stocks the Sub-Adviser considers to be undervalued stocks. The Portfolio may also invest in companies with mid-sized or small market capitalizations. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the Sub-Adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Sub-Adviser’s bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Portfolio’s stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Portfolio may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

EQ/ENTERPRISE EQUITY INCOME PORTFOLIO

Investment Objective: The EQ/Enterprise Equity Income Portfolio I seeks a combination of growth and income to achieve an above-average and consistent total return.

The Investment Strategy: The Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio generally invests in dividend- paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock’s yield must be greater than the S&P 500’s average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks.”

•	Equity Risk

•	Securities Lending Risk

EQ/ENTERPRISE EQUITY PORTFOLIO

Investment Objective: Seeks to achieve long-term capital appreciation.

The Investment Strategy: The EQ/Enterprise Equity Portfolio invests normally at least 80% of its net assets in equity securities. The Portfolio invests in U.S. common stock of companies that meet the Sub-Adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. To that end, the Sub-Adviser selects companies with one or more of the following characteristics: Superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable customer or business franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Securities Lending Risk

EQ/ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Investment Objective: Seeks to achieve total return.

The Investment Strategy: The EQ/Enterprise Global Socially Responsive Portfolio invests primarily in equity securities of companies that the Sub-Adviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term “responsive” is used to distinguish between absolute and relative standards of corporate social responsibility. The Sub-Adviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Sub-Adviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Portfolio does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights. The Sub-Adviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Sub-Adviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Sub-Adviser seeks companies that combine these social criteria with an investment management criterion of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Sub-Adviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own growth and/or value stocks depending on their relative attractiveness. The

Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Political/Economic Risk

Regulatory Risk

•	Securities Lending Risk

EQ/ENTERPRISE GROWTH AND INCOME PORTFOLIO

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

The Investment Strategy: The EQ/Enterprise Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Portfolio may also invest in companies that have the potential to provide dividend income.

In selecting securities, the Sub-Adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Derivatives Risk

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/ENTERPRISE GROWTH PORTFOLIO

Investment Objective: Seeks to achieve capital appreciation.

The Investment Strategy: The EQ/Enterprise Growth Portfolio invests primarily in U.S. common stocks. The “Growth at a Reasonable Price” strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

EQ/ENTERPRISE HIGH-YIELD BOND PORTFOLIO

Investment Objective: Seeks to maximize current income.

The Investment Strategy: The EQ/Enterprise High-Yield Bond Portfolio normally invests at least 80% of its net assets in bonds that are below investment grade. The Portfolio generally invests in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B- to BB+ by Standard & Poor’s Corporation (“S&P”), which are commonly known as “junk bonds.” The Portfolio’s investments are selected by the Sub-Adviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Sub-Adviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the Sub-Adviser have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Sub-Adviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the Sub-Adviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Junk Bonds or Lower Rated Securities Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

EQ/ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

Investment Objective: Seeks to achieve capital appreciation.

The Investment Strategy: The EQ/Enterprise International Growth Portfolio normally invests at least 80% of its net assets in non-U.S. equity securities that the Sub-Adviser believes are undervalued. The Sub-Adviser uses an approach that involves top-down country allocation combined with bottom-up stock selection. The Sub-Adviser looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Sub-Adviser diversifies investments among European, Australian and Far East (“EAFE”) markets. The Sub-Adviser expects a high portfolio turnover rate in excess of 100%. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

Political/Economic Risk

Regulatory Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Value Investing Risk

EQ/ENTERPRISE MANAGED PORTFOLIO

Investment Objective: Seeks to achieve growth of capital over time.

The Investment Strategy: The EQ/Enterprise Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of portfolio assets will be invested in equity securities, 30% of portfolio assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Portfolio’s assets among the different types of permitted investments will vary from time to time based upon the Sub-Adviser’s evaluations of economic and market trends and its perceptions of the relative values available from such types of securities at any given time. The Sub-Adviser has the discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of portfolio assets.

The Portfolio’s equity investments will be primarily large cap companies, however the Portfolio may invest in companies of any size. The strategy for the equity portion of the Portfolio is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Portfolio include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Portfolio may invest up to 20% of its assets in foreign equity and debt securities. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Asset Allocation Risk

•	Equity Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

EQ/ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

Investment Objective: The EQ/Enterprise Mergers and Acquisitions Portfolio seeks to achieve capital appreciation.

The Investment Strategy: The Sub-Adviser will purchase shares of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Sub-Adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Sub-Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase the selling company’s securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Sub-Adviser may invest in small, mid and large capitalization stocks. The Sub-Adviser expects a high portfolio turnover rate of 150% or more. The Portfolio is a non-diversified portfolio, which means that it may invest in a limited number of issuers. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Derivatives Risk

•	Equity Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

Investment Objective: Seeks to achieve long-term capital appreciation.

The Investment Strategy: The EQ/Enterprise Multi-Cap Growth Portfolio invests primarily in growth stocks. The Sub-Adviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

•	Small-Cap and Mid-Cap Company Risk

EQ/ENTERPRISE SHORT DURATION BOND PORTFOLIO

Investment Objective: Seeks current income with reduced volatility of principal.

The Investment Strategy: The EQ/Enterprise Short Duration Bond Portfolio normally invests at least 80% of its net assets in bonds and other debt securities. To help maintain a high level of share price stability, the Portfolio seeks to keep the average duration of the overall portfolio between one year and three years. The Portfolio may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio exposure to investment risks. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio will not invest in securities rated below “BBB.” The Portfolio will maintain a minimum average credit quality rating of “A” in its portfolio. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Derivatives Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

•	Foreign Securities Risk

•	Securities Lending Risk

EQ/ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

Investment Objective: Seeks to achieve capital appreciation.

The Investment Strategy: The EQ/Enterprise Small Company Growth Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in a diversified portfolio of common stocks of small capitalization companies that exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Sub-Adviser uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company’s performance versus its peer group. Generally, the Sub-Adviser looks for sales growth in excess of 15% for three to five years and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the Portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry’s dynamics have negatively changed. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Growth Investing Risk

•	Securities Lending Risk

•	Small-Cap Company Risk

EQ/ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

Investment Objective: Seeks to maximize capital appreciation.

The Investment Strategy: The EQ/Enterprise Small Company Value Portfolio normally invests at least 80% of its net assets in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the Sub-Adviser believes are undervalued — that is, the stock’s market price does not fully reflect the company’s value. These companies have a market capitalization of up to $2.0 billion. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value,” or what an investor would pay for the company. The Sub-Adviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Equity Risk

•	Securities Lending Risk

•	Small-Cap Company Risk

•	Value Investing Risk

EQ/ENTERPRISE TOTAL RETURN PORTFOLIO

Investment Objective: Seeks total return.

The Investment Strategy: The EQ/Enterprise Total Return Portfolio invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as “junk bonds,” rated CCC to BB by S&P, Caa to Ba by Moody’s, or, if unrated, determined by the Sub-Adviser to be of comparable quality. Junk bonds may comprise no more than 20% of the Portfolio’s total assets. In selecting fixed income securities, the Sub-Adviser will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Portfolio’s performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Portfolio may invest in any of the components of the index. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. For risk management purposes or as part of its investment strategy, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Sub-Adviser expects a high portfolio turnover rate of 100% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

The Principal Risks: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail below in the section “More Information on Principal Risks.”

•	Asset Allocation Risk

•	Derivatives Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

MORE INFORMATION ON PRINCIPAL RISKS

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each EQ Portfolio’s shares may be affected by the EQ Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each EQ Portfolio may be subject to different principal risks. Some of the principal risks of investing in the EQ Portfolios are discussed below. However, other factors may also affect each EQ Portfolio’s net asset value.

There is no guarantee that an EQ Portfolio will achieve its investment objective(s) or that it will not lose principal value.

General Investment Risks: Each EQ Portfolio is subject to the following risks:

Asset Class Risk: There is the risk that the returns from the types of securities in which an EQ Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Sub-Adviser for each EQ Portfolio selects particular securities in seeking to achieve the EQ Portfolio’s objective within its overall strategy. The securities selected for the EQ Portfolio may not perform as well as other securities that were not selected for the EQ Portfolio. As a result, the EQ Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated above, a particular EQ Portfolio may also be subject to the following risks:

Asset Allocation Risk: In addition to the risks associated with the securities in which the EQ Portfolio invests, the EQ Portfolio is subject to the risk that the actual allocation of its assets between debt and equity securities may adversely affect its value.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An EQ Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an EQ Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that an EQ Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an EQ Portfolio uses a derivative security for purposes other than as a hedge, such EQ Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent an EQ Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Fixed Income Risk: To the extent that any of the EQ Portfolios invest a substantial amount of assets in fixed income securities, an EQ Portfolio may be subject to the following risks:

Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to an EQ Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the EQ Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for certain EQ Portfolios, such as the High Yield Bond and Total Return Portfolios, which may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an EQ Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of an EQ Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on EQ Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody’s are considered investment grade securities, but securities BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the EQ Portfolio’s net asset value. An EQ Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk: An EQ Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect an EQ Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of an EQ Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an EQ Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, an EQ Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an EQ Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Advisers, regardless of movements in the securities market.

Liquidity Risk: Certain securities held by an EQ Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. An EQ Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an EQ Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the EQ Portfolio. EQ Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular EQ Portfolio may be more susceptible to some of these risks than others, as noted in the description of each EQ Portfolio.

Non-Diversification Risk: The Mergers and Acquisitions Portfolio is classified as “non-diversified” investment companies, which means that the proportion of the Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Turnover Risk: An EQ Portfolio may not restrict the frequency of trading to limit expenses. An EQ Portfolio may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to an EQ Portfolio and its shareholders, which would reduce investment returns.

Securities Lending Risk: For purposes of realizing additional income, each EQ Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Small-Cap and/or Mid-Cap Company Risk: An EQ Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

APPENDIX I

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

FUNDAMENTAL POLICIES

Enterprise Trust	EQ Trust

The Enterprise Portfolios may not purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). (The Mergers and Acquisitions Portfolio is not subject to this restriction).

For purposes of Investment Restriction 1, a Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio’s total assets, (i) more than 5% of the Portfolio’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

Each EQ Portfolio, except the EQ/Enterprise Mergers and Acquisitions Portfolio, will not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

An Enterprise Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.	Each EQ Portfolio will not issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

The Enterprise Portfolios may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Each EQ Portfolio will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Enterprise Portfolios may not buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio’s investment strategies as reflected in its prospectus and statement of additional information (collectively, the “Prospectus”), a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.	Each EQ Portfolio will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Enterprise Portfolios may not purchase any security if as a result 25% or more of a Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For purposes of this Investment Restriction, the Portfolios rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Portfolios’ reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

Each EQ Portfolio will not purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

An Enterprise Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	Each EQ Portfolio will not engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

The Enterprise Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio’s investment objective.	Each EQ Portfolio will not make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

NON-FUNDAMENTAL POLICIES

An Enterprise Portfolio may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin	Each EQ Portfolio will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with

deposits in connection with options and futures contracts options on futures as permitted by its investment program.	its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Enterprise Portfolios may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law.	Each EQ Portfolio will not engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Enterprise Portfolios may not purchase the securities of any other investment company except to the extent such purchases are permitted by applicable law.	Each EQ Portfolio will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

The Enterprise Portfolios may not invest in securities that are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Portfolio’s assets would be invested in such securities.	Each EQ Portfolio will not invest more than 15% of its net assets in illiquid securities.

No corresponding non-fundamental policy.	Each EQ Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

APPENDIX J

PERFORMANCE OF THE ENTERPRISE PORTFOLIOS

Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to Contractholder approval, each Acquiring Portfolio, as the successor to the corresponding Enterprise Portfolio, will assume the operating history and performance record of that Enterprise Portfolio.

The bar charts below give some indication of the risks of an investment in the Acquired Portfolios by showing changes in the performance of each such Portfolio from year to year. The table below each bar chart shows the average annual total returns of the Acquired Portfolio for the past one, five and ten years or since inception through December 31, 2003 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 44.89% (1999 4th Quarter)	Worst Quarter (% and time period)* -17.45% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise Capital Appreciation Portfolio	32.98%	3.66%	5.82%
S&P 500 Index**	28.69%	-0.57%	0.54%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

***	The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Capital Appreciation Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE DEEP VALUE PORTFOLIO

Information about this portfolio’s performance is not provided because the portfolio did not have returns for a full calendar year as of the date of this Proxy Statement/Prospectus.

ENTERPRISE EQUITY INCOME PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 15.82% (2003 4th Quarter)	Worst Quarter (% and time period)* -17.49% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise Equity Income Portfolio	26.65%	1.63%	1.96%
S&P 500**	28.69%	-0.57%	0.54%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

***	The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Equity Income Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE EQUITY PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 26.57% (2001 4th Quarter)	Worst Quarter (% and time period)* -26.32% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
Enterprise Equity Portfolio	52.94%	-0.80%	9.11%
S&P 500 Index**	28.69%	-0.57%	11.06%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

ENTERPRISE GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 13.65% (2003 2nd Quarter)	Worst Quarter (% and time period)* -3.38% (2003 1st Quarter)

Average Annual Total Returns

	One Year	Since Inception***
Enterprise Global Socially Responsive Portfolio	26.73%	4.83%
MSCI World Index**	33.11%	5.09%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The MSCI World Index is an unmanaged index comprised of 1,456 of the largest publicly traded companies around the world based on market capitalization.

***	The inception date for this portfolio is January 24, 2002. Performance reflects annualized returns from January 31, 2002 to December 31, 2003 for the Enterprise Global Socially Responsive Fund and the MSCI World Index.

ENTERPRISE GROWTH AND INCOME PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 14.86% (1999 2nd Quarter)	Worst Quarter (% and time period)* -18.59% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise Growth and Income Portfolio	27.56%	0.25%	0.68%
S&P 500 Index**	28.69%	-0.57%	0.54%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

***	The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Growth Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE GROWTH PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 17.77% (1999 4th Quarter)	Worst Quarter (% and time period)* -15.53% (2001 1st Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise Growth Portfolio	17.05%	-2.05%	-1.00%
S&P 500 Index**	28.69%	-0.57%	0.54%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

***	The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Growth Portfolio and annualized returns from November 30, 1998 to December 31, 2003 for the S&P 500 Index.

ENTERPRISE HIGH YIELD BOND PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 7.64% (2003 2nd Quarter)	Worst Quarter (% and time period)* -5.15% (1998 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise High-Yield Bond Portfolio	22.64%	5.95%	8.44%
Lehman Brothers High Yield Bond Index**	28.96%	5.24%	7.83%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The Lehman Brothers High Yield Bond Index is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Ba1 or lower by Moody’s Investor Service. If a Moody’s rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available.

***	The inception date for this portfolio is November 18, 1994. Performance reflects annualized returns from November 30, 1994 to December 31, 2003 for the Enterprise High-Yield Bond Portfolio and Lehman Brothers High Yield Bond Index.

ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 32.15% (1999 4th Quarter)	Worst Quarter (% and time period)* -27.47% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise International Growth Portfolio	30.94%	-2.17%	3.81%
MSCI EAFE Index**	38.59%	-0.05%	4.14%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE”) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded as float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

***	The inception date for this portfolio is November 18, 1994. Performance reflects annualized returns from November 30, 1994 to December 31, 2003 for the Enterprise International Growth Portfolio and MSCI EAFE Index.

ENTERPRISE MANAGED PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 14.64% (1995 2nd Quarter)	Worst Quarter (% and time period)* -16.42% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
Enterprise Managed Portfolio	20.91%	-1.27%	8.90%
S&P 500 Index**	28.69%	-0.57%	11.06%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

ENTERPRISE MERGERS AND ACQUISITIONS PORTFOLIO

Information about this portfolio’s performance is not provided because the portfolio did not have returns for a full calendar year as of the date of the Proxy Statement/Prospectus.

ENTERPRISE MULTI-CAP GROWTH PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 16.70% (2003 2nd Quarter)	Worst Quarter (% and time period)* -22.04% (2000 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception***
Enterprise Multi-Cap Growth Portfolio	34.48%	-5.86%
S&P 500 Index**	28.69%	-2.54%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

***	The inception date for this portfolio is July 15, 1999. Performance reflects annualized returns from July 31, 1999 to December 31, 2003 for the Enterprise Multi-Cap Growth Portfolio and for the S&P 500 Index.

ENTERPRISE SHORT DURATION BOND PORTFOLIO

Information about this portfolio’s performance is not provided because the portfolio did not have returns for a full calendar year as of the date of the Proxy Statement/Prospectus.

ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 33.23% (1999 4th Quarter)	Worst Quarter (% and time period)* -23.21% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception***
Enterprise Small Company Growth Portfolio	23.08%	7.37%	9.12%
Russell 2000 Index**	47.25%	7.13%	8.28%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

***	The inception date for this portfolio is December 1, 1998. Performance reflects annualized returns from December 1, 1998 to December 31, 2003 for the Enterprise Small Company Growth Portfolio and from November 30, 1998 to December 31, 2003 for the Russell 2000 Index.

ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 18.58% (1997 2nd Quarter)	Worst Quarter (% and time period)* -17.80% (1998 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
Enterprise Small Company Value Portfolio	37.43%	10.79%	12.67%
Russell 2000 Index**	47.25%	7.13%	9.47%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

ENTERPRISE TOTAL RETURN PORTFOLIO

Calendar Year Annual Total Return

Best Quarter (% and time period)* 2.85% (2003 2nd Quarter)	Worst Quarter (% and time period)* 0.01% (2003 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception***
Enterprise Total Return Portfolio	5.65%	6.70%
Lehman Brothers Universal Index**	5.84%	7.71%

*	Best and worst quarter information is only applicable to periods covered by the bar chart.

**	The Lehman Brothers Universal Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indices.

***	The inception date for this portfolio is January 24, 2002. Performance reflects annualized returns from January 31, 2002 to December 31, 2003 for the Enterprise Total Return Fund and Lehman Brothers Universal Index.

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

ENTERPRISE ACCUMULATION TRUST

Atlanta Financial Center

3343 Peachtree Road, NE

Suite 450

Atlanta, GA 30326

STATEMENT OF ADDITIONAL INFORMATION

DATED: MAY 11, 2004

This Statement of Additional Information (“SAI”) relates to the proposed reorganizations (the “Reorganizations”) that provide for the conversion of each of the series (each an “Enterprise Portfolio” and, collectively, the “Enterprise Portfolios”) of the Enterprise Accumulation Trust (“Enterprise Trust”) into a corresponding, newly created series (“EQ Portfolio”) of the EQ Advisors Trust (“EQ Trust”), and, in connection therewith, the acquisition by the corresponding EQ Portfolio of all of the assets of the Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio by the EQ Portfolio and shares of the EQ Portfolio, and the subsequent liquidation of the Enterprise Portfolio.

The following document is incorporated herein by reference:

(1)	The Annual Report to Shareholders of the Enterprise Trust, with respect to the Enterprise Portfolios for the fiscal year ended December 31, 2003 (incorporated herein by reference from Form N-CSR, SEC File Number 811-05543, as filed with the SEC on February 27, 2004.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated May 11, 2004 relating to the Reorganizations may be obtained, without charge, by writing to the EQ Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0204. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

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TRUST HISTORY	1

DESCRIPTION OF THE EQ TRUST	1

LEGAL CONSIDERATIONS	2

TRUST POLICIES	2

Fundamental Restrictions	2

Non-Fundamental Restrictions	3

INVESTMENT STRATEGIES AND RISKS	4

MANAGEMENT OF THE EQ TRUST	30

The Trustees	30

Committees of the EQ Trust Board	32

Compensation of the Trustees	32

Trustee Ownership of Equity Securities	33

Control Person and Principal Holders of Securities	35

INVESTMENT MANAGEMENT AND OTHER SERVICES	35

The Manager	35

The Sub-Advisers	38

The Administrator	40

The Distributors	40

BROKERAGE ALLOCATION AND OTHER STRATEGIES	42

Brokerage Commissions	42

Brokerage Transactions with Affiliates	43

PROXY VOTING POLICIES AND PROCEDURES	44

PURCHASE AND PRICING OF SHARES	44

TAXATION	46

CODE OF ETHICS	49

OTHER INFORMATION	49

OTHER SERVICES	50

Independent Accountants	50

Custodian	50

Transfer Agent	50

Counsel	50

FINANCIAL STATEMENTS	50

Appendix A: EQ Advisors Trust Investment Strategies Summary	A-1
Appendix B: Ratings of Corporate Debt Securities	B-1
Appendix C: Proxy Voting Policies	C-1

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TRUST HISTORY

The EQ Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The EQ Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The EQ Trust changed its name to “EQ Advisors Trust” effective November 25, 1996.

DESCRIPTION OF THE EQ TRUST

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), currently serves as the investment manager for the EQ Trust.

The EQ Trust currently offers two classes of shares on behalf of fifty-three portfolios. The Board of Trustees of the EQ Trust (the “EQ Trust Board”) is permitted to create additional portfolios. The assets of the EQ Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the EQ Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the EQ Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following sixteen portfolios: the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/Enterprise Equity Income Portfolio I, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/Enterprise International Growth Portfolio, EQ/Enterprise Managed Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio and EQ/Enterprise Total Return Portfolio (collectively, the “EQ Portfolios” and, individually, an “EQ Portfolio”).

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan (“Class IB Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the EQ Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the EQ Trust through alternative distribution channels. Under the EQ Trust’s multi-class distribution system, shares of each class of an EQ Portfolio represent an equal pro rata interest in that EQ Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the EQ Trust Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The EQ Trust’s shares may be sold to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, American General Life Insurance Company, The Prudential Insurance Company of America, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable; and (ii) The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans.

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The EQ Trust does not currently foresee any disadvantage to Contract owners arising from offering the EQ Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the EQ Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the EQ Trust, which might force the EQ Trust to sell portfolio securities at disadvantageous prices. The EQ Trust Board will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the EQ Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the EQ Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The EQ Trust’s Amended and Restated Declaration of Trust requires the affirmative vote of a plurality of the shares voted to elect a Trustee for the EQ Trust.

The shares of each EQ Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST POLICIES

Fundamental Restrictions

Each EQ Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the EQ Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such EQ Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such EQ Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the EQ Portfolios.

Each EQ Portfolio, except the Mergers and Acquisitions Portfolio, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the EQ Portfolio’s total assets would be invested in securities of that issuer or the EQ Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the EQ Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

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Each EQ Portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the EQ Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the EQ Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each EQ Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the EQ Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each EQ Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each EQ Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply to each EQ Portfolio, but are not fundamental. They may be changed for any EQ Portfolio by the EQ Trust Board and without a vote of that EQ Portfolio’s shareholders.

Each EQ Portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each EQ Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each EQ Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

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(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

INVESTMENT STRATEGIES AND RISKS

In addition to the EQ Portfolios’ principal investment strategies discussed in the Prospectus, each EQ Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each EQ Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the EQ Portfolio’s own investment restrictions.

Asset-Backed Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the Trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. An EQ Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds. As indicated in Appendix A, certain of the EQ Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter secondary market. Each EQ Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that EQ Portfolio.

Convertible Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar

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quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by an EQ Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that EQ Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether an EQ Portfolio should continue to hold the securities.

Depositary Receipts. As indicated in Appendix A, certain of the EQ Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of an EQ Portfolio’s investment policies, the EQ Portfolio’s investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives. As indicated in Appendix A, certain of the EQ Portfolios may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Eurodollar and Yankee Dollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floaters and Inverse Floaters. As indicated in Appendix A, certain of the EQ Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain

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floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency. As indicated in Appendix A, certain of the EQ Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of an EQ Portfolio’s assets and income. In addition, although a portion of an EQ Portfolio’s investment income may be received or realized in such currencies, the EQ Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after an EQ Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the EQ Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. These and other currencies in which an EQ Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the EQ Portfolio. Certain EQ Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions. As indicated in Appendix A, certain of the EQ Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

An EQ Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. An EQ Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the EQ Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the EQ Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when an EQ Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the EQ Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the EQ Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the EQ Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may

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be more efficient and economical than entering into separate forward contracts for each currency held in the EQ Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the EQ Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the EQ Portfolios will be served.

An EQ Portfolio may enter into forward contracts for any other purpose consistent with the EQ Portfolio’s investment objective and program. However, the EQ Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the EQ Portfolio’s holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the EQ Portfolio may net offsetting positions.

At the maturity of a forward contract, an EQ Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If an EQ Portfolio retains the portfolio security and engages in an offsetting transaction, the EQ Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the EQ Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the EQ Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the EQ Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the EQ Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each EQ Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The EQ Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an EQ Portfolio at one rate, while offering a lesser rate of exchange should the EQ Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures. As indicated in Appendix A, certain of the EQ Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those EQ Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The EQ Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by an EQ Portfolio will be considered “covered” if, so long as the EQ Portfolio is obligated as the writer of the put, it segregates, either on its records or with the EQ Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the EQ Portfolio will be considered “covered” only if the EQ Portfolio segregates, either on its records or with the EQ Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security that an EQ Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

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Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by an EQ Portfolio, sold by an EQ Portfolio but not yet delivered or anticipated to be purchased by an EQ Portfolio. As an illustration, an EQ Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, an EQ Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions. As indicated in Appendix A, certain of the EQ Portfolios may engage in over the counter options on foreign currency transactions. Each EQ Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) that are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the EQ Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. An EQ Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. An EQ Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities that the EQ Portfolios own or intend to purchase or sell. They simply establish a rate of exchange, which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency.

An EQ Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, an EQ Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities. As indicated in Appendix A, certain of the EQ Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to

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certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and an EQ Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to an EQ Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the EQ Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Markets Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Markets Securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the EQ Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

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Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, an EQ Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing EQ Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that an EQ Portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and an EQ Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for an EQ Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence

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of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by an EQ Portfolio if the company deems a purchaser unsuitable, which may expose an EQ Portfolio to potential loss on its investment.

In light of the risks described above, the EQ Trust Board has approved certain procedures concerning an EQ Portfolio’s investments in Russian securities. Among these procedures is a requirement that an EQ Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with an EQ Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of an EQ Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that an EQ Portfolio would otherwise make.

Latin America

Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency. Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the EQ Trust to engage in foreign currency transactions designed to protect the value of the EQ Trust’s interests in securities denominated in such currencies.

Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Pacific Basin Region. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by an EQ Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be

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greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect an EQ Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of an EQ Portfolio’s assets denominated in those currencies.

Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by an EQ Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the EQ Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when an EQ Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When an EQ Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the EQ Portfolio is required to designate the segregation, either on its records or with the EQ Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the EQ Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the EQ Portfolio’s other assets. Where such purchases are made through dealers, an EQ Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to an EQ Portfolio of an advantageous yield or price.

An EQ Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the EQ Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the EQ Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the EQ Portfolios intends to make such purchases for speculative purposes and each EQ Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an EQ Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an EQ Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if an EQ Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that EQ Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, an EQ Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than an EQ Portfolio’s payment obligation).

Hybrid Instruments. As indicated in Appendix A, certain of the EQ Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount

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payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by an EQ Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an EQ Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an EQ Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the EQ Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and an EQ Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the EQ Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the EQ Portfolio.

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Illiquid Securities or Non-Publicly Traded Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of an EQ Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair an EQ Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by an EQ Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each EQ Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, an EQ Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in an EQ Portfolio’s having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to an EQ Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the EQ Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits an EQ Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the EQ Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits an EQ Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Passive Foreign Investment Companies. As indicated in Appendix A, certain of the EQ Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of an EQ Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Exchange Traded Funds (ETSs) These are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. An EQ Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase

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of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

Investment Grade and Lower Quality Fixed Income Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Rating Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or comparable quality unrated securities. Investment grade securities rated BBB or below by Moody’s or Standard & Poor’s while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (“NRSRO”) (i.e., Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or comparable quality unrated securities. Such lower quality securities are known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. (Each NRSRO’s descriptions of these bond ratings are set forth in the Appendix to this SAI.) Because investment in lower quality securities involves greater investment risk, achievement of an EQ Portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if that EQ Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each EQ Portfolio’s Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, an EQ Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, an EQ Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the EQ Trust Board. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings. Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information (“SAI”). The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than

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anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The EQ Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Loan Participations and Other Direct Indebtedness. As indicated in Appendix A, certain of the EQ Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, an EQ Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer an EQ Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the EQ Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the EQ Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the EQ Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring an EQ Portfolio to increase its investment in a company at a time when an EQ Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an EQ Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which an EQ Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which an EQ Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. An EQ Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

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An EQ Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that an EQ Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As an EQ Portfolio may be required to rely upon another lending institution to collect and pass on to an EQ Portfolio amounts payable with respect to the loan and to enforce an EQ Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent an EQ Portfolio from receiving such amounts. In such cases, an EQ Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of an EQ Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to an EQ Portfolio. For example, if a loan or other direct indebtedness is foreclosed, an EQ Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an EQ Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an EQ Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect an EQ Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, an EQ Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, an EQ Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain EQ Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by an EQ Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of an EQ Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity

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characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the EQ Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, an EQ Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which an EQ Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause an EQ Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The EQ Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on an EQ Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, an EQ Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the EQ Portfolios’ ability to buy or sell those securities at any particular time.

Municipal Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in municipal securities (“municipals”), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal

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bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Preferred Securities. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. An EQ Portfolio may treat such redeemable preferred stock as a fixed income security.

Options and Futures Transactions. Each EQ Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each EQ Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by an EQ Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions. As indicated in Appendix A, certain of the EQ Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).

No purchase price is paid or received when the contract is entered into. Instead, an EQ Portfolio upon entering into a futures contract (and to maintain the EQ Portfolio’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases

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because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the EQ Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The EQ Portfolios expect to earn interest income on their initial and variation margin deposits.

An EQ Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an EQ Portfolio will usually be liquidated in this manner, the EQ Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the EQ Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts. As indicated in Appendix A, certain of the EQ Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular EQ Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by an EQ Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the EQ Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The EQ Portfolios will write only options on futures contracts that are “covered.” An EQ Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the EQ Portfolio segregates, either on its records or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). An EQ Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the EQ Portfolio owns a security deliverable under the futures contract. An EQ Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the EQ Portfolio owns, so long as the EQ Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If an EQ Portfolio writes options on futures contracts, the EQ Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the EQ Portfolio will realize a gain in the amount of the premium,

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which may partially offset unfavorable changes in the value of securities held in or to be acquired for the EQ Portfolio. If the option is exercised, the EQ Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Future Contracts and Options on Futures Contracts. The EQ Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the EQ Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on an EQ Portfolio’s existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the EQ Portfolio’s total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by an EQ Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by an EQ Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the EQ Portfolio or, in the case of index futures and related options, the EQ Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

As indicated in Appendix A, certain of the EQ Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each EQ Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on its records or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The EQ Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on its records or with its custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The EQ Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the EQ Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which an EQ Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

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The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the EQ Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the EQ Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the EQ Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

An EQ Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the EQ Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the EQ Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the EQ Portfolio owns securities not subject to a call option, the EQ Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

An EQ Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The EQ Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the EQ Portfolio. When an underlying security is sold from the EQ Portfolio’s securities portfolio, the EQ Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. An EQ Portfolio which writes a put option will be required to “cover” it, for example, by maintaining the segregation, either on its records or with the EQ Portfolio’s custodian, of cash or other liquid securities having a value equal to or greater than the exercise price of the option.

The EQ Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the EQ Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium that an EQ Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

An EQ Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. An EQ Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable an EQ Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the EQ Portfolio will continue to receive interest or dividend income on the security. The EQ Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that EQ Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The EQ Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

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Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect an EQ Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, an EQ Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, an EQ Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the EQ Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options. An EQ Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of an EQ Portfolio’s securities or securities it intends to purchase. Each EQ Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the EQ Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of an EQ Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the EQ Portfolio are based. A put on a securities index written by an EQ Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the EQ Portfolio segregates, either on its records or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options. As indicated in Appendix A, certain of the EQ Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain EQ Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each EQ Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each EQ Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each EQ Portfolio can repurchase the option at any time. The EQ Portfolios have established standards of creditworthiness for these primary dealers, although the EQ Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which an EQ Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the EQ Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the EQ Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price.

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Risks of Transactions in Option, Futures Contracts and Forward Currency Contracts

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If an EQ Portfolio is unable to effect a closing purchase transaction, the EQ Portfolio will not sell the underlying security until the option expires or the EQ Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The EQ Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by an EQ Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by an EQ Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by an EQ Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. An EQ Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the EQ Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by an EQ Portfolio for hedging purposes is also subject to an EQ Portfolio’s ability to correctly predict movements in the direction of the market. It is possible that, when an EQ Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying

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futures might advance and the value of the underlying instruments held in the EQ Portfolio’s portfolio might decline. If this were to occur, the EQ Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. Although the EQ Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, an EQ Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when an EQ Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from an EQ Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the EQ Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits an EQ Portfolio will depend on the ability of an EQ Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an EQ Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an EQ Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Payment-in-Kind Bonds. As indicated in Appendix A, certain of the EQ Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the EQ Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the EQ Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Repurchase Agreements. Each EQ Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which an EQ Portfolio, against receipt of

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securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by an EQ Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. An EQ Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the EQ Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the EQ Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the EQ Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period. Repurchase agreements may have the characteristics of loans by an EQ Portfolio. During the term of the repurchase agreement, an EQ Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the EQ Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. An EQ Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the EQ Portfolio’s Adviser, pursuant to guidelines adopted by the Manager. Generally, an EQ Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the EQ Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the EQ Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the EQ Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Real Estate Investment Trusts. As indicated in Appendix A, certain of the EQ Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts (“REITs”). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the EQ Trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Reverse Repurchase Agreements and Dollar Rolls. As indicated in Appendix A, certain of the EQ Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the EQ Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the EQ Portfolio. The EQ Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The EQ Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time an EQ Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price

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(including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the EQ Portfolio’s net asset value. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each EQ Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). An EQ Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities an EQ Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce an EQ Portfolio’s obligation to repurchase the securities, and an EQ Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In “dollar roll” transactions, an EQ Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, an EQ Portfolio would forego principal and interest paid on such securities. An EQ Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time an EQ Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Securities Loans. All of the EQ Portfolios may lend securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the EQ Portfolios an amount equal to any dividends or interest received on loaned securities. The EQ Portfolios retain all or a portion of the interest received on investment of cash collateral, or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under an EQ Portfolio’s investment program. While the securities are being loaned, an EQ Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. An EQ Portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. An EQ Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box. As indicated in Appendix A, certain of the EQ Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the EQ Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each EQ Portfolio to, for example, lock in a sale price for a security the EQ Portfolio does not wish to sell immediately. Each EQ Portfolio will designate the segregation, either on its records or with its custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each EQ Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash

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proceeds. Not more than 10% of an EQ Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities. As indicated in Appendix A, certain of the EQ Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for an EQ Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these EQ Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes. As indicated in Appendix A, certain of the EQ Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps. As indicated in Appendix A, certain EQ Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, an EQ Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which an EQ Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

An EQ Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the EQ Portfolio receiving or paying, as the case may be, only the net amount of the two payments. An EQ Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the EQ Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by designating the segregation, either on its records or with the EQ Trust’s custodian, of cash or other liquid securities, to avoid any potential leveraging of an EQ Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Sub-Advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the EQ Portfolio’s borrowing restrictions. An EQ Portfolio may enter into OTC swap transactions with counterparties that are approved by the Sub-Advisers in accordance with guidelines established by the Manager. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which an EQ Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly,

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the risk of loss with respect to swaps is limited to the net amount of payments the EQ Portfolio is contractually obligated to make. If the other party to a swap defaults, the EQ Portfolio’s risk of loss consists of the net amount of payments that the EQ Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counter-party, the EQ Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity involving investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk. The value of securities issued by companies in the technology sector are particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For an EQ Portfolio investing in the technology sector, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities. Each EQ Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National - Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants. All of the EQ Portfolios (except the EQ/MONY Money Market Portfolio) may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

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Zero-Coupon Bonds. As indicated in Appendix A, certain of the EQ Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, an EQ Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each EQ Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover. The length of time an EQ Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by an EQ Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Sub-Advisers or when one Adviser replaces another, necessitating changes in the EQ Portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions), which must be borne by the EQ Portfolio and shareholders. An EQ Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

MANAGEMENT OF THE EQ TRUST

The EQ Trust Board has the responsibility for the overall management of the EQ Trust and the EQ Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the EQ Portfolios. The EQ Trust Board elects the officers of the EQ Trust who are responsible for administering the EQ Trust’s day-to-day operations. The Trustees and officers of the EQ Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee

Peter D. Noris* 1290 Avenue of the Americas New York, New York (48)	Chairman and Trustee	Chairman from December 2002 to present, Trustee from March 1997 to present	From May 1995 to present, Executive Vice President and Chief Investment Officer, AXA Financial and Equitable; from September 1999 to present, Executive Vice President and Chief Executive Officer of AXA Financial Services, LLC; and from November 1995 to present, Executive Vice President of AXA Advisors LLC.	79	Director, Alliance Capital Management, L.P.; Director of AXA Alternative Advisors Inc.

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustees

Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (65)	Trustee	From March 2000 to present	Retired.	53	From May 1994 to present, Director, Atlantic Bank of New York.

Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (57)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	53	From 1992 to present, Trustee, Provident Investment Counsel Trust; from 1997 to present, Director, The PBHG Funds, Inc.

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (72)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange.	53	From 1987 to present, Director of USG Corporation.

William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (68)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman Keefe Managers, Inc.	53	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc.; from 1999 to present Advisory Director, Proudfoot PLC (N.A.) (consulting firm); from 2001 to present Advisory Director, Gridley & Company LLC; from 2002 to present Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (59)	Trustee	From March 1997 to present	From 1998 to present, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller USA.	53	None

Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (61)	Trustee	From March 1997 to present	From 1997 to present, Consultant/Director.	53	From 1997 to present, Director, LoJack Corporation.

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (50)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of Investment Management and Investment Company Practice Group	53	None

*	Affiliated with the Manager and Distributors.

Committees of the EQ Trust Board

The EQ Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the EQ Trust (as that term is defined in the 1940 Act) (“Independent Trustees”). The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, approves the selection, retention or termination of the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the EQ Trust and the Manager, as well as such officers of any Adviser to any EQ Portfolio as are deemed necessary by the officers of the EQ Trust from time to time, each of whom shall serve at the pleasure of the EQ Trust Board as members of the Valuation Committee. This committee determines the value of any of the EQ Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 27 meetings during the fiscal year ended December 31, 2003.

Compensation of the Trustees

Each Independent Trustee currently receives from the EQ Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled EQ Trust Board meeting attended, (ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 per year will be paid to the lead Independent Trustee. A retainer of $5,000 per year is paid to the Chair of the Audit Committee and a retainer of $2,500 is paid to the Chair of the Nominating and Compensation Committee.

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Trustee Compensation Table

For the Year Ended December 31, 2003*

Trustee	Aggregate Compensation from the EQ Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust Paid to Trustees
Peter D. Noris	$-0-	$-0-	$-0-
Ted Athanassiades	$67,000	$-0-	$67,000
Jettie M. Edwards	$68,250	$-0-	$68,250
David W. Fox	$77,000	$-0-	$77,000
William M. Kearns, Jr.	$67,000	$-0-	$67,000
Christopher P.A. Komisarjevsky	$67,625	$-0-	$67,625
Harvey Rosenthal	$67,000	$-0-	$67,000
Gary S. Schpero	$67,000	$-0-	$67,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the EQ Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five- to 20-year period elected by such Trustee. Messrs. Komisarjevsky and Athanassiades have elected to participate in the EQ Trust’s deferred compensation plan. As of December 31, 2003, Mr. Komisarjevsky and Mr. Athanassiades had accrued $433,402 and $160,861, respectively (including interest).

Trustee Ownership of Equity Securities

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-Advisers or Distributors of the EQ Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the EQ Trust did not beneficially own shares of any of the EQ Portfolios. In addition, as of that same date, none of the Trustees of the EQ Trust beneficially owned shares of the EQ Portfolios described in this SAI. The following table includes information relating to equity securities beneficially owned by the Trustees in the Portfolios described in this SAI and of portfolios overseen in the same family of investment companies, as of December 31, 2003.

Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies
Interested Trustee
Peter D. Norris	None	over $100,000
Independent Trustees
Ted Athanassiades	None	None
Jettie M. Edwards	None	None
David W. Fox	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None

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The EQ Trust’s Officers

No officer of the EQ Trust receives any compensation paid by the EQ Trust. Each officer of the EQ Trust is an employee of Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The EQ Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Steven M. Joenk 1290 Avenue of the Americas New York, New York (45)	President and Chief Executive Officer	From December 2002 to Present	From July 1999 to present, Senior Vice President AXA Financial; from July 1999 to December 2002, Vice President and Chief Financial Officer of the EQ Trust; from 1996 to 1999, Managing Director of MeesPierson (an investment company).

Patricia Louis, Esq. 1290 Avenue of the Americas New York, New York (48)	Vice President, Secretary and Anti-Money Laundering Compliance Officer	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and Equitable; from July 1999 to May 2003, Vice President and counsel, AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.

Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York (42)	Chief Financial Officer and Treasurer	From December 2002 to Present	From February 2001 to present, Vice President, AXA Financial; from December 1999 to December 2002, Controller of the EQ Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

Kenneth B. Beitler 1290 Avenue of the Americas New York, New York (45)	Vice President	From March 2002 to Present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2000, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.

Mary E. Cantwell 1290 Avenue of the Americas New York, New York (42)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 1999 to present, Vice President, Equitable; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer, AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas New York, New York (36)	Vice President and Controller	December 2002 to Present	From February 2003 to present, Vice President of AXA Financial and Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and Equitable; from December 1999 to January 2001, Senior Fund Administrator of Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andrew S. Novak 1290 Avenue of the Americas New York, New York (35)	Assistant Secretary	From September 2002 to Present	From May 2003 to present, Vice President and Counsel of AXA Financial and Equitable; from May 2002 to May 2003, Counsel, AXA Financial and Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1994 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchins Asset Management.

Control Person and Principal Holders of Securities

The EQ Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the EQ Trust by virtue of its ownership of more than 99% of the EQ Trust’s shares as of March 31, 2004.

As a “series” type of mutual fund, the EQ Trust issues separate series of shares of beneficial interest with respect to each EQ Portfolio. Each EQ Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the EQ Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the EQ Trust’s knowledge, as of March 31, 2004, the following persons owned Contracts entitling them to give voting instructions regarding more than 5% of the outstanding shares of any portfolio of the Trust:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Money Market Portfolio	Karr Barth Associates c/o Dee McGroaty Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004

As of March 31, 2004, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any EQ Portfolio of the EQ Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

Equitable, through its AXA Funds Management Group unit (“Manager”), currently serves as the investment manager for each EQ Portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S. and a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage,

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real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The EQ Trust and Manager have entered into an Investment Management Agreement (“Management Agreement”) with respect to the EQ Portfolios described in this SAI, which was approved by the Board of Trustees on December 3, 2003. In approving the Management Agreement, the EQ Trust Board considered the following factors with respect to the EQ Portfolios: the nature, quality and extent of the services to be provided by the Manager, the performance record of each EQ Portfolio’s predecessor as compared to a peer group of portfolios and an appropriate index, the Manager’s personnel and operations, the Manager’s financial condition, the level and method of computing each EQ Portfolio’s management fee, comparative fee and expense information for each of the EQ Portfolios versus similar portfolios, the anticipated profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the EQ Portfolios, the anticipated indirect profits to the Manager attributable to the existence of the EQ Portfolios, the anticipated effect of each EQ Portfolio’s growth and size on the EQ Portfolio’s performance and expenses, and any possible conflicts of interest. The EQ Trust Board also considered the nature, quality and extent of services provided by affiliates of the Manager, including distribution services. Based on its consideration and review of the foregoing information, the EQ Trust Board determined that each EQ Portfolio is likely to benefit from the nature and quality of the services expected to be provided by the Manager and its affiliates, as well as their ability to render such services based on their experience, operations and resources. The EQ Trust Board also determined that each EQ Portfolio’s historical performance record compared reasonably to its peer group and benchmark. The EQ Trust Board further determined that the fee and expense information for each EQ Portfolio compared reasonably to similar mutual funds; that the level and method of computing each EQ Portfolio’s management fee, as well as the profitability of the EQ Trust to the Manager, was reasonable in light of the extent and quality of the services expected to be provided by the Manager and its affiliates; and that the Management Agreement with the Manager was in the best interests of each EQ Portfolio and its shareholders.

Subject always to the direction and control of the EQ Trust Board, under the Management Agreement, the Manager will have with respect to the EQ Portfolios (i) overall supervisory responsibility for the general management and investment of each EQ Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for each EQ Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of an EQ Portfolio’s assets not then managed by a Sub-Adviser. In connection with the Manager’s responsibilities under the Management Agreement, the Manager will assess each EQ Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each EQ Portfolio’s assets among one or more current or additional Sub-Advisers from time to time, as the Manager deems appropriate, to enable each EQ Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any EQ Portfolio or EQ Portfolios (or portions of any EQ Portfolio) under the management of such Sub-Adviser, and review and report to the EQ Trust Board on the performance of each Sub-Adviser. The Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that an EQ Portfolio (or portions of any EQ Portfolio) may hold or contemplate purchasing, as the EQ Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each EQ Portfolio (or any portion of an EQ Portfolio that they advise) and will furnish the EQ Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the EQ Trust Board such periodic and special reports as the EQ Trust Board may reasonably request. In addition, the Manager agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•	related to and to be performed under the EQ Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

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•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to an advisory agreement with the EQ Trust (“Advisory Agreement”).

•	Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates. The Manager has also entered into a Consulting Agreement with an investment consulting firm to provide research to assist the Manager in allocating EQ Portfolio assets among Sub-Advisers and in making recommendations to the Trustees about hiring and changing Sub-Advisers. The Manager is responsible for paying the consulting fees.

The continuance of the Management Agreement, with respect to each EQ Portfolio, must be specifically approved at least annually (i) by the EQ Trust Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each EQ Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the EQ Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each EQ Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the EQ Trust have also entered into an expense limitation agreement with respect to each EQ Portfolio (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each EQ Portfolio are limited to the extent described in the “Management of the EQ Trust-Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the EQ Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the EQ Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each EQ Portfolio or the nature of the services performed and relative applicability to each EQ Portfolio. As discussed in greater detail below under “Distribution of the EQ Trust’s Shares,” the Class IB shares of each EQ Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The EQ Portfolios have not paid any fees to the Manager as of the date of this SAI because they are newly organized and have had no operations prior to that date.

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The Sub-Advisers

The Manager has entered into advisory agreements (“Advisory Agreements”) on behalf of the EQ Portfolios. The Advisory Agreements obligate Boston Advisors, Inc. (“Boston Advisors”), Caywood-Scholl Capital Management (“Caywood-Scholl”), Fred Alger Management, Inc (“Alger”), Gabelli Asset Management Company (“GAMCO”), Marsico Capital Management (“Marsico”), Montag & Caldwell, Inc. (“Montag & Caldwell”), MONY Capital Management, Inc. (“MONY Capital”), Pacific Investment Management Company, LLC (“PIMCO”), Rockefeller & Company, Inc. (“Rockefeller”), SSgA Funds Management, Inc. (“SSgA”), TCW Investment Management Company (“TCW”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Wellington Management Company, LLP (“Wellington Management”) and William D. Witter, Inc. (“Witter”) (the “Sub-Advisers”) to: (i) make investment decisions on behalf of their respective EQ Portfolios, (ii) place all orders for the purchase and sale of investments for their respective EQ Portfolios with brokers or dealers selected by the Manager or Sub-Adviser, and (iii) perform certain limited related administrative functions in connection therewith. The EQ Trust Board approved the Advisory Agreement with each Sub-Adviser based on a number of factors relating to each Sub-Adviser’s ability to perform under its Advisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-Adviser to the EQ Portfolio; the Sub-Adviser’s management style; the performance record of the EQ Portfolio’s predecessor as compared to a peer group of portfolios and an appropriate index; the Sub-Adviser’s current and proposed level of staffing and its overall resources; whether the Sub-Adviser manages any other registered investment companies; the Sub-Adviser’s compliance systems and capabilities; and any disciplinary history. Based on its consideration and review of the foregoing information, the EQ Trust Board determined that each EQ Portfolio is likely to benefit from the nature and quality of the services expected to be provided by each Sub-Adviser, as well as their ability to render such services based on their management style, experience, operations and resources. The EQ Trust Board also determined that each Sub-Adviser’s performance record compared reasonably to its peer group and benchmark. Based on the above, the EQ Trust Board determined that the Advisory Agreements with each Sub-Adviser with respect to its respective EQ Portfolio was in the best interests of the EQ Portfolio and its shareholders.

The Manager has not paid any fees to the Sub-Advisers as of the date of this SAI because the EQ Portfolios are newly organized and have had no operations prior to that date.

The Manager recommends Sub-Advisers for each EQ Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the EQ Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The EQ Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Sub-Advisers approved by the EQ Trust Board, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the EQ Trust Board, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”) unless the advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

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PORTFOLIO	NAME AND CONTROL PERSONS OF THE SUB-ADVISER	FEE PAID BY THE MANAGER TO THE SUB-ADVISER ON AN ANNUAL BASIS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

EQ/Enterprise Capital Appreciation Portfolio	Marsico is owned by Bank of America Corp.	0.45% of assets under management

EQ/Enterprise Deep Value Portfolio	Wellington Management is owned by its partners.	0.40% of assets up to $100 million and 0.30% thereafter

EQ/Enterprise Equity Income Portfolio	Boston Advisors is a wholly owned subsidiary of The Advest Group, Inc., a wholly owned subsidiary of The MONY Group Inc. (“MONY”).	0.30% of assets under management up to $100 million; 0.25% of the next $100 million; and 0.20% thereafter

EQ/Enterprise Equity Portfolio	TCW is a majority owned subsidiary of SG Asset Management, a wholly owned subsidiary of Societe Generale Group.	0.40% of assets under management up to $1 billion and 0.30% thereafter

EQ/Enterprise Global Socially Responsive Portfolio	Rockefeller is a wholly owned subsidiary of Rockefeller Financial Services, Inc., which is in turn owned by or for the benefit of members of the Rockefeller family through the Rockefeller Trust.	0.45% of assets up to $100 million; 0.40% of assets from $100 million to $200 million; 0.30% of assets over $200 million

EQ/Enterprise Growth and Income Portfolio	UBS Global AM is an indirect, wholly owned subsidiary of UBS AG.	0.45% of assets under management up to $100 million; 0.25% of the next $100 million; and 0.20% of assets greater than $200 million

EQ/Enterprise Growth Portfolio	Montag & Caldwell is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO North America Holding Company.	0.30% of assets under management up to $1 billion; 0.20% thereafter

EQ/Enterprise High-Yield Bond Portfolio	Caywood-Scholl is a wholly owned subsidiary of RCM Global Investors LLC, an affiliate of Dresdner Bank AG, which merged with Allianz AG	0.30% of assets under management up to $100 million and 0.25% thereafter

EQ/Enterprise International Growth Portfolio	SSgA is a wholly owned subsidiary of State Street Corporation.	0.40% of assets under management up to $100 million; 0.35% of assets under management from $100 million to $200 million; 0.30% of assets from $200 million to $500 million and 0.25% of assets greater than $500 million

EQ/Enterprise Managed Portfolio	Wellington Management is owned by its partners	0.40% of assets under management up to $500 million; 0.35% of the next $500 million; 0.30% of the next $1 billion; and 0.25% in excess of $2 billion

EQ/Enterprise Mergers and Acquisitions Portfolio	GAMCO is a wholly owned subsidiary of Gabelli Asset Management Inc.	0.40% of assets under management

EQ/Enterprise Multi-Cap Growth Portfolio	Alger is a wholly owned subsidiary of Fred Alger & Company, Inc.	0.40% of assets under management

EQ/Enterprise Short Duration Bond Portfolio	MONY Capital is a wholly owned subsidiary of MONY.	0.10% of asset under management

EQ/Enterprise Small Company Growth Portfolio	Witter is owned by its employees.	0.65% of assets under management up to $50 million; 0.55% of assets under management for the next $50 million; and 0.45% of assets thereafter

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PORTFOLIO	NAME AND CONTROL PERSONS OF THE SUB-ADVISER	FEE PAID BY THE MANAGER TO THE SUB-ADVISER ON AN ANNUAL BASIS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

EQ/Enterprise Small Company Value Portfolio	GAMCO is a wholly owned subsidiary of Gabelli Asset Management, Inc.	0.40% of assets under management up to $1 billion and 0.30% thereafter

EQ/Enterprise Total Return Portfolio	PIMCO is an indirect subsidiary of Allianz AG	0.25% of assets under management

When an EQ Portfolio has more than one Sub-Adviser, the assets of the EQ Portfolio are allocated by the Manager among the Sub-Advisers selected for that EQ Portfolio. Each Sub-Adviser has discretion, subject to oversight by the EQ Trust Board and the Manager, to purchase and sell portfolio assets, consistent with each EQ Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-Adviser provides any services to any EQ Portfolio except asset management and related administrative and recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for an EQ Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), Equitable (the “Administrator”) provides the EQ Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the EQ Trust. Pursuant to a sub-administration arrangement, the Manager relies on J.P. Morgan Investors Services Co. (“J.P. Morgan Services”) to provide the EQ Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

The EQ Portfolios have not paid any fees to the Administrator as of the date of this SAI because they are newly organized and have had no operations prior to that date.

The Distributors

The EQ Trust has distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) (each also referred to as a “Distributor,” and together “Distributors”), in which AXA Advisors and AXA Distributors serve as Distributors for the EQ Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The EQ Trust’s distribution agreements with respect to the Class IA shares and Class IB shares (“Distribution Agreements”) of the EQ Portfolios described in this SAI were approved by the EQ Trust Board on December 3, 2003. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the EQ Trust or an EQ Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement (“Independent Trustees”), and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the EQ Trust.

The EQ Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IB shares of the EQ Trust (“Class IB Distribution Plan”). The EQ Trust’s Class IB shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Distributors under the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of an EQ Portfolio attributable to its Class IB shares. There is no distribution plan with respect to Class IA shares and the EQ Portfolios pay no distribution fees with respect to those

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shares. The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

On March 3, 2004, the EQ Trust Board, including the Independent Trustees, considered the approval of the Class IB Distribution Plan for the EQ Portfolios. In connection with its consideration of the Class IB Distribution Plan, the EQ Trust Board was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The EQ Trust Board considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the EQ Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the EQ Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the EQ Trust Board, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the EQ Trust and the shareholders of the EQ Portfolios and approved its implementation.

Pursuant to the Class IB Distribution Plan, the EQ Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of EQ Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the EQ Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include, without limitation: (a) the printing and mailing of EQ Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the EQ Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the EQ Trust; (c) holding seminars and sales meetings designed to promote the distribution of EQ Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding EQ Trust investment objectives and policies and other information about the EQ Trust and its EQ Portfolios, including the performance of the EQ Portfolios; (e) training sales personnel regarding the Class IB shares of the EQ Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

Equitable and the Distributors may use their respective past profits and other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the EQ Trust and/or support services that benefit Contractowners, including payments of significant amounts made to intermediaries that provide those services.

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The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each EQ Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the EQ Portfolio or the EQ Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the EQ Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any EQ Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the EQ Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the EQ Trust Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of an EQ Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the EQ Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any EQ Portfolio without the approval of Class IB shareholders of that EQ Portfolio.

The EQ Portfolios have not paid any fees to the Distributors pursuant to the Distribution Plan as of the date of this SAI because they have had no operations prior to that date.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The EQ Portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the EQ Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the EQ Portfolios may invest may be discounted for certain large domestic and foreign investors such as the EQ Portfolios. A number of foreign banks and brokers will be used for execution of each EQ Portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the EQ Trust’s shares. An EQ Portfolio may seek to recapture only soliciting broker-dealer fees on the tender of portfolio securities.

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The Manager, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the EQ Trust as a factor in the selection of broker-dealers. The EQ Trust Board has approved a Statement of Directed Brokerage Policies and Procedures for the EQ Trust pursuant to which the EQ Trust may direct the Manager to cause Sub-Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the EQ Trust is required to pay or for which the EQ Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each EQ Portfolio on a quarterly basis. From time to time, the Trustees will review whether the recapture for the benefit of the EQ Portfolios of some portion of the brokerage commissions or similar fees paid by the EQ Portfolios on portfolio transactions are legally permissible and advisable.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-Advisers may cause the EQ Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-Advisers an amount of commission for effecting a securities transaction for the EQ Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-Advisers also may receive from brokers research or research credits that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, the Sub-Adviser’s other clients, and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, anonymity, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-Advisers’ expenses in managing the EQ Portfolios.

The EQ Portfolios have not paid any brokerage commissions as of the date of this SAI because they have had no operations prior to that date.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the EQ Trust Board, the EQ Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or the Sub-Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Sub-Advisers. The 1940 Act generally prohibits the EQ Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager or the Sub-Advisers

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or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The EQ Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple Sub-Advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-Adviser to the same EQ Portfolio. The EQ Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-Adviser to an EQ Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the EQ Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the EQ Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-Advisers or their affiliates.

The EQ Portfolios have not paid any brokerage commissions as of the date of this SAI because they have had no operations prior to that date.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the EQ Trust’s Proxy Voting Policies and Procedures, the EQ Trust has delegated the proxy voting responsibilities with respect to each EQ Portfolio to the Manager, as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each EQ Portfolio to the applicable Sub-Advisers. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the EQ Portfolio’s portfolio securities is included in Appendix C to this SAI.

PURCHASE AND PRICING OF SHARES

The EQ Trust will offer and sell its shares based on each EQ Portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each EQ Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of an EQ Portfolio will be computed by dividing the sum of the investments held by that EQ Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the EQ Portfolio at such time. All expenses borne by the EQ Trust and each of its Classes will be accrued daily.

The net asset value per share of each EQ Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•	The assets belonging to each EQ Portfolio will include (i) all consideration received by the EQ Trust for the issue or sale of shares of that particular EQ Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that EQ Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular EQ Portfolio. General Items will be allocated as the EQ Trust Board considers fair and equitable.

•	The liabilities belonging to each EQ Portfolio will include (i) the liabilities of the EQ Trust in respect of that EQ Portfolio, (ii) all expenses, costs, changes and reserves attributable to that EQ Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the EQ Trust which are not readily identifiable as belonging to any particular EQ Portfolio which have been allocated as the EQ Trust Board considers fair and equitable.

The value of each EQ Portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange (“NYSE”) is open and would include some federal holidays.

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The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs), it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each EQ Portfolio are valued as follows:

•	Stocks listed on national securities exchanges and certain over the counter issues traded on the NASDAQ National Market System are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker. Securities traded on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

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•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the EQ Trust Board using its best judgment.

If the EQ Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which an EQ Portfolio invests but before the close of regular trading on the NYSE, the EQ Trust may use fair value methods to reflect those changes. In addition, the EQ Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the EQ Trust is open. This policy is intended to assure that an EQ Portfolio’s net asset value fairly reflects securities’ values as of the time of pricing.

When the EQ Trust writes a call option, an amount equal to the premium received by the EQ Trust is included in the EQ Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the EQ Trust enters into a closing purchase or sale transaction, the EQ Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the EQ Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-Advisers may, from time to time, under the general supervision of the EQ Trust Board or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the EQ Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-Advisers will continuously monitor the performance of these services.

TAXATION

Each EQ Portfolio is treated for federal income tax purposes as a separate entity. The EQ Trust intends that each EQ Portfolio will elect to be and will qualify each year to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, an EQ Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

If an EQ Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the EQ Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the EQ Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each EQ Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

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An EQ Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such EQ Portfolio.

Because the EQ Trust is used to fund Contracts, each EQ Portfolio must meet the diversification requirements imposed by Subchapter L of the Code or these Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for an EQ Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that no more than 55% of the total value of the assets of the EQ Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each EQ Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, an EQ Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the EQ Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If an EQ Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the EQ Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”) and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the EQ Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each EQ Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over an EQ Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, an EQ Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the EQ Portfolio for prior taxable years under the election. An EQ Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses an EQ Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts an EQ Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

An EQ Portfolio may invest in certain futures and listed nonequity options (such as those on a stock index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be “Section 1256 contracts.” Any Section 1256 contracts an EQ Portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that an EQ Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-

47

term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain an EQ Portfolio recognizes, without in either case increasing the cash available to the EQ Portfolio. An EQ Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the EQ Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time an EQ Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the EQ Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of an EQ Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, an EQ Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her EQ Portfolio shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by an EQ Portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of an EQ Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the EQ Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the EQ Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by an EQ Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When an EQ Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by an EQ Portfolio is exercised, the EQ Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If an EQ Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the EQ Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by an EQ Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to an EQ Portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the EQ Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the EQ Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option

48

to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

An EQ Portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the EQ Portfolio receives no corresponding payment on them during the year. Similarly, an EQ Portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each EQ Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because an EQ Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the EQ Portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The EQ Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CODE OF ETHICS

The EQ Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by an EQ Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under rule 17j-1. The EQ Trust Board reviews the administration of the codes of ethics at least annually and receives certification from each Sub-Adviser regarding compliance with the codes of ethics annually.

OTHER INFORMATION

Delaware Statutory Trust. The EQ Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of an EQ Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the EQ Trust or an EQ Portfolio. However, the EQ Trust instrument of the EQ Trust disclaims shareholder liability for acts or obligations of the EQ Trust or its series (the EQ Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the EQ Trust, a series, the Trustees or any of them in connection with the EQ Trust. The EQ Trust instrument provides for indemnification from an EQ Portfolio’s property for all losses and expenses of any EQ Portfolio shareholder held personally liable for the obligations of the EQ Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which an EQ Portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of an EQ Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the EQ Portfolio. The Trustees intend to conduct the operations of the EQ Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the EQ Portfolios.

Classes of Shares. Each portfolio consists of Class IA shares and Class IB shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the EQ Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

49

Voting Rights. Shareholders of each EQ Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the EQ Portfolios as a group may elect all of the Trustees of the EQ Trust. The shares of each series of the EQ Trust will be voted separately, except when an aggregate vote of all the series of the EQ Trust is required by law.

Shareholder Meetings. The EQ Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the EQ Trust.

Class-Specific Expenses. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

Independent Accountants

PricewaterhouseCoopers LLP (“PWC”), 1177 Avenue of the Americas, New York, New York 10036, serves as the EQ Trust’s independent accountants. PWC is responsible for auditing the annual financial statements of the EQ Trust.

Custodian

JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245 serves as custodian of the EQ Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the EQ Trust and JPMorgan Chase Bank, JPMorgan Chase Bank maintains cash, securities and other assets of the EQ Portfolios. JPMorgan Chase Bank is also required, upon the order of the EQ Trust, to deliver securities held by JPMorgan Chase Bank, and to make payments for securities purchased by the EQ Trust. JPMorgan Chase Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

Equitable serves as the transfer agent and dividend disbursing agent for the EQ Trust. Equitable receives no compensation for providing such services for the EQ Trust.

Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, serves as counsel to the EQ Trust.

Sullivan & Worcester, LLP, 1666 K Street, N.W., Suite 700, Washington, DC 20006, serves as counsel to the Independent Trustees of the EQ Trust.

FINANCIAL STATEMENTS

Financial statements for the EQ Portfolios described in this SAI are not provided because the EQ Portfolios had not commenced operations prior to the date of this SAI.

50

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Investments	Capital Appreciation	Deep Value	Equity	Equity Income	Global Socially Responsive	Growth	Growth and Income	High- Yield Bond	International Growth	Managed	Mergers and Acquisitions	Multi- Cap Growth	Short Duration Bond	Small Company Growth	Small Company Value	Total Return
Asset-backed Securities	Y	N	N	N	N	N	Y	N	N	Y	N	N	N	N	N	Y
Bonds	Y	N	N	N	N	N	Y	Y	N	Y	N	N	Y	N	N	Y
Borrowings (Emergencies, Redemptions)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowings (Leveraging Purposes)	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N	Y
Convertible Securities	Y	N	N	Y	N	Y	Y	Y	N	N	Y	N	N	Y	Y	Y
Credit & Liquidity Enhancements	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N	Y
Floaters and Inverse Floaters	N	N	N	N	N	N	N	N	N	Y	N	N	Y	N	N	Y
Brady Bonds	N	N	N	N	N	N	N	Y	N	N	N	N	Y	N	N	Y
Depositary Receipts	Y	N	Y	Y	N	Y	N	N	Y	N	N	Y	N	N	N	Y
Dollar Rolls	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N
Equity Securities	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N
Eurodollar & Yankee Obligations	Y	N	N	N	Y	N	N	Y	Y	Y	N	N	N	N	N	Y
Event-Linked Bonds	N	N	N	N	N	N	N	Y	N	N	N	N	Y	N	N	Y
Foreign Currency Spot Transactions	Y	N	N	Y	Y	N	N	N	Y	N	N	N	Y	N	N	Y

Investments	Capital Appreciation	Deep Value	Equity	Equity Income	Global Socially Responsive	Growth	Growth and Income	High- Yield Bond	International Growth	Managed	Mergers and Acquisitions	Multi- Cap Growth	Short Duration Bond	Small Company Growth	Small Company Value	Total Return
Foreign Currency Forward Transactions	Y	N	N	Y	Y	N	N	N	Y	N	N	N	Y	N	N	Y
Foreign Currency Futures Transactions	Y	N	N	Y	Y	N	N	N	Y	N	N	N	Y	N	N	Y
Options (Exchange Traded)	Y	N	Y	N	Y	N	Y	N	N	N	N	Y	Y	N	N	Y
Foreign Options (OTC)	Y	N	Y	N	N	N	N	N	N	N	N	N	Y	N	N	Y
Foreign Currency (written and call options)	Y	N	Y	N	Y	N	N	N	N	N	N	N	Y	N	N	Y
Foreign Securities	Y	Y	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	Y	Y	Y
Emerging Markets Securities	N	N	N	N	Y	N	N	Y	Y	Y	N	N	Y	N	N	Y
Forward Commitments, When-Issued and Delayed Delivery Securities	Y	N	N	N	N	N	Y	N	Y	Y	N	Y	N	N	N	Y
Hybrid Instruments	Y	N	N	N	N	N	N	N	N	N	N	N	N	N	N	Y
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	N	Y	Y	Y
Investment Company Securities	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y
Exchange-Traded Funds (ETFs)	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y
Passive Foreign Investment Companies (PFICs)	Y	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	N	Y	Y	Y
Investment Grade Fixed Income	Y	N	N	Y	N	N	Y	Y	N	Y	N	N	Y	N	N	Y
Non-Investment Grade Fixed Income	Y	N	N	N	N	N	N	Y	N	N	N	N	Y	N	N	Y
Loan Participations and Assignments	N	N	N	N	N	N	N	N	N	N	N	N	Y	N	N	Y
Mortgage-Backed or Mortgage-Related Securities	Y	N	N	N	N	N	N	N	N	Y	N	N	N	N	N	Y

Investments	Capital Appreciation	Deep Value	Equity	Equity Income	Global Socially Responsive	Growth	Growth and Income	High- Yield Bond	International Growth	Managed	Mergers and Acquisitions	Multi- Cap Growth	Short Duration Bond	Small Company Growth	Small Company Value	Total Return
Direct Mortgages	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N	Y
Municipal Securities	N	N	N	N	N	N	N	N	N	Y	N	N	N	N	N	Y
Security Futures Transactions	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	N	Y	Y
Security Options Transactions	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	N	Y	Y
Payment-In-Kind Bonds	Y	N	N	Y	N	N	N	Y	N	N	N	N	Y	N	N	Y
Preferred Stocks	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y
Real Estate Investment Trusts	Y	Y	N	Y	N	N	N	N	N	Y	N	N	N	Y	N	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	N	N	Y	N	N	N	N	N	N	N	N	N	N	N	Y
Securities Lending	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales Against-the-Box	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Small Company Securities	Y	N	N	Y	N	N	N	N	N	Y	Y	Y	N	Y	Y	Y
Structured Notes	N	N	N	N	N	N	N	N	N	N	N	N	N	N	N	Y
Swap Transactions	N	N	N	N	Y	Y	Y	Y	N	N	Y	Y	Y	N	Y	N
U.S. Government Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	N	Y	N	Y	Y	N	Y	N	N	Y	Y	Y	N	Y	Y
Zero Coupon Bonds	Y	N	N	N	N	N	N	Y	N	Y	N	N	Y	N	N	Y

APPENDIX B

RATINGS OF CORPORATE DEBT SECURITIES

MOODY’S INVESTORS SERVICE, INC. (1)

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A	Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa	Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B	Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

(1)	Moody’s applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION (2)

AAA	Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, B,	Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in

B-1

CCC CC	accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest speculation and CC the highest degree of speculation.

While such bonds will likely have some quality and protective CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

B-2

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

This is a summary of the proxy voting policy of Marsico Capital Management, LLC (“MCM”). The policy generally provides that:

•	MCM votes client proxies in the best economic interest of clients. Because MCM usually believes in the managements of companies we invest in, we think that voting in clients’ best economic interest usually means voting with management.

•	Although MCM will usually vote with management, our analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. We generally would notify affected clients of such a decision if it is reasonably feasible to do so.

•	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM may abstain (or take no action on) proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients. MCM will not notify clients of these routine abstentions (or decisions not to take action).

•	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

WELLINGTON MANAGEMENT COMPANY, LLP PROXY VOTING POLICIES AND PROCEDURES

DATED: APRIL 30, 2003

INTRODUCTION	Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world. Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES	As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT	Wellington Management has a Proxy Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT	OF PROCEDURES Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL	PROXY VOTING AUTHORIZATION TO VOTE. Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION	To the extent reasonably practible, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH	In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY	VOTING Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

// Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

// Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

// Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material. If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting. In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS.

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

BOSTON ADVISORS, INC.

PROXY VOTING POLICIES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

II.	STATEMENT OF POLICIES AND PROCEDURES

A.	POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the “ADVISERS ACT”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Institutional Shareholder Services, Inc. (“ISS”). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future. We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client’s proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	LIMITATIONS ON OUR RESPONSIBILITIES

1.	LIMITED VALUE. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	UNJUSTIFIABLE COSTS. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	SPECIAL CLIENT CONSIDERATIONS.

a.	MUTUAL FUNDS. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA ACCOUNTS. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	CLIENT DIRECTION. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.	PROXY ISSUES

ANNEX A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

THE TCW GROUP

PROXY VOTING GUIDELINES AND PROCEDURES

(JANUARY 2004)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “PROXY COMMITTEE”) and adopted these proxy voting guidelines and procedures (the “GUIDELINES”). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “OUTSIDE SERVICE”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

GUIDELINES

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

GOVERNANCE

•	FOR director nominees in uncontested elections

•	FOR management nominees in contested elections

•	FOR ratifying auditors, except AGAINST if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	FOR changing the company name

•	FOR approving other business

•	FOR adjourning the meeting

•	FOR technical amendments to the charter and/or bylaws

•	FOR approving financial statements

CAPITAL STRUCTURE

•	FOR increasing authorized common stock

•	FOR decreasing authorized common stock

•	FOR amending authorized common stock

•	FOR the issuance of common stock, except AGAINST if the issued common stock has superior voting rights

•	FOR approving the issuance or exercise of stock warrants

•	FOR authorizing preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares

•	FOR increasing authorized preferred stock, except AGAINST if the board has unlimited rights to set the terms and conditions of the shares

•	FOR decreasing authorized preferred stock

•	FOR canceling a class or series of preferred stock

•	FOR amending preferred stock

•	FOR issuing or converting preferred stock, except AGAINST if the shares have voting rights superior to those of other shareholders

•	FOR eliminating preemptive rights

•	FOR creating or restoring preemptive rights

•	AGAINST authorizing dual or multiple classes of common stock

•	FOR eliminating authorized dual or multiple classes of common stock

•	FOR amending authorized dual or multiple classes of common stock

•	FOR increasing authorized shares of one or more classes of dual or multiple classes of common stock, except AGAINST if it will allow the company to issue additional shares with superior voting rights

•	FOR a stock repurchase program

•	FOR a stock split

•	FOR a reverse stock split, except AGAINST if the company does not intend to proportionally reduce the number of authorized shares

MERGERS AND RESTRUCTURING

•	FOR merging with or acquiring another company

•	FOR recapitalization

•	FOR restructuring the company

•	FOR bankruptcy restructurings

•	FOR liquidations

•	FOR reincorporating in a different state

•	FOR a leveraged buyout of the company

•	FOR spinning off certain company operations or divisions

•	FOR the sale of assets

•	AGAINST eliminating cumulative voting

•	FOR adopting cumulative voting

BOARD OF DIRECTORS

•	FOR limiting the liability of directors

•	FOR amending director liability provisions

•	AGAINST indemnifying directors and officers

•	AGAINST amending provisions concerning the indemnification of directors and officers

•	FOR setting the board size

•	FOR allowing the directors to fill vacancies on the board without shareholder approval

•	AGAINST giving the board the authority to set the size of the board as needed without shareholder approval

•	FOR a proposal regarding the removal of directors, except AGAINST if the proposal limits the removal of directors to cases where there is legal cause

•	FOR non-technical amendments to the company’s certificate of incorporation, except AGAINST if an amendment would have the effect of reducing shareholders’ rights

•	FOR non-technical amendments to the company’s by laws, except AGAINST if an amendment would have the effect of reducing shareholder’s rights

ANTI-TAKEOVER PROVISIONS

•	AGAINST a classified board

•	AGAINST amending a classified board

•	FOR repealing a classified board

•	AGAINST ratifying or adopting a shareholder rights plan (poison pill)

•	AGAINST redeeming a shareholder rights plan (poison pill)

•	AGAINST eliminating shareholders’ right to call a special meeting

•	AGAINST limiting shareholders’ right to call a special meeting

•	FOR restoring shareholders’ right to call a special meeting

•	AGAINST eliminating shareholders’ right to act by written consent

•	AGAINST limiting shareholders’ right to act by written consent

•	FOR restoring shareholders’ right to act by written consent

•	AGAINST establishing a supermajority vote provision to approve a merger or other business combination

•	FOR amending a supermajority vote provision to approve a merger or other business combination, except AGAINST if the amendment would increase the vote required to approve the transaction

•	FOR eliminating a supermajority vote provision to approve a merger or other business combination

•	AGAINST adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	AGAINST amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	FOR eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	AGAINST expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	AGAINST establishing a fair price provision

•	AGAINST amending a fair price provision

•	FOR repealing a fair price provision

•	FOR limiting the payment of greenmail

•	AGAINST adopting advance notice requirements

•	FOR opting out of a state takeover statutory provision

•	AGAINST opt into a state takeover statutory provision

COMPENSATION

•	FOR adopting a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	FOR amending a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	FOR adding shares to a stock incentive plan for employees, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	FOR limiting per-employee option awards

•	FOR extending the term of a stock incentive plan for employees

•	FOR adopting a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	FOR amending a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	FOR adding shares to a stock incentive plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	FOR adopting an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	FOR amending an employee stock purchase plan, except AGAINST if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	FOR adding shares to an employee stock purchase plan, except AGAINST if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	FOR adopting a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	FOR amending a stock award plan, except AGAINST if the amendment shortens the vesting requirements or lessens the performance requirements

•	FOR adding shares to a stock award plan, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	FOR adopting a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	FOR amending a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity

•	FOR adding shares to a stock award plan for non-employee directors, except decide on a CASE-BY-CASE basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	FOR approving an annual bonus plan

•	FOR adopting a savings plan

•	FOR granting a one-time stock option or stock award, except decide on a CASE-BY-CASE basis if the plan dilution is more than 15% of the outstanding common equity

•	FOR adopting a deferred compensation plan

•	FOR approving a long-term bonus plan

•	FOR approving an employment agreement or contract

•	FOR amending a deferred compensation plan

•	FOR exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	FOR amending an annual bonus plan

•	FOR reapproving a stock option plan or bonus plan for purposes of OBRA

•	FOR amending a long-term bonus plan

SHAREHOLDER PROPOSALS

•	FOR requiring shareholder ratification of auditors

•	AGAINST requiring the auditors to attend the annual meeting

•	AGAINST limiting consulting by auditors

•	AGAINST requiring the rotation of auditors

•	AGAINST restoring preemptive rights

•	FOR asking the company to study sales, spin-offs, or other strategic alternatives

•	FOR asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	AGAINST asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	AGAINST eliminating the company’s discretion to vote unmarked proxy ballots

•	FOR providing equal access to the proxy materials for shareholders

•	AGAINST requiring the improvement of annual meeting reports

•	AGAINST changing the annual meeting location

•	AGAINST changing the annual meeting date

•	AGAINST asking the board to include more women and minorities as directors

•	AGAINST seeking to increase board independence

•	AGAINST limiting the period of time a director can serve by establishing a retirement or tenure policy

•	AGAINST requiring minimum stock ownership by directors

•	AGAINST providing for union or employee representatives on the board of directors

•	FOR increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	FOR increasing the independence of the nominating committee

•	FOR creating a nominating committee of the board

•	AGAINST urging the creation of a shareholder committee

•	AGAINST asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	AGAINST asking that a lead director be chosen from among the ranks of the non-employee directors

•	FOR adopting cumulative voting

•	AGAINST requiring directors to place a statement of candidacy in the proxy statement

•	AGAINST requiring the nomination of two director candidates for each open board seat

•	AGAINST making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	FOR repealing a classified board

•	AGAINST asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	FOR eliminating supermajority provisions

•	FOR reducing supermajority provisions

•	AGAINST repealing fair price provisions

•	FOR restoring shareholders’ right to call a special meeting

•	FOR restoring shareholders’ right to act by written consent

•	FOR limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	FOR seeking to force the company to opt out of a state takeover statutory provision

•	AGAINST reincorporating the company in another state

•	FOR limiting greenmail payments

•	AGAINST restricting executive compensation

•	FOR enhance the disclosure of executive compensation

•	AGAINST restricting director compensation

•	AGAINST capping executive pay

•	AGAINST calling for directors to be paid with company stock

•	AGAINST calling for shareholder votes on executive pay

•	AGAINST calling for the termination of director retirement plans

•	AGAINST asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	AGAINST seeking shareholder approval to reprice or replace underwater stock options

•	FOR banning or calling for a shareholder vote on future golden parachutes

•	AGAINST seeking to award performance-based stock options

•	AGAINST establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	AGAINST requesting that future executive compensation be determined without regard to any pension fund income

•	FOR creating a compensation committee

•	AGAINST requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	FOR increasing the independence of the compensation committee

•	FOR increasing the independence of the audit committee

•	FOR increasing the independence of key committees

SOCIAL ISSUE PROPOSALS

•	FOR asking the company to develop or report on human rights policies

•	FOR asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	AGAINST asking the company to limit or end operations in Burma

•	FOR asking management to review operations in Burma

•	FOR asking management to certify that company operations are free of forced labor

•	AGAINST asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China

•	AGAINST asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	AGAINST asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	AGAINST asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	AGAINST asking management to report on the company’s foreign military sales or foreign offset activities

•	AGAINST asking management to limit or end nuclear weapons production

•	AGAINST asking management to review nuclear weapons production

•	AGAINST asking the company to establish shareholder-designated contribution programs

•	AGAINST asking the company to limit or end charitable giving

•	FOR asking the company to increase disclosure of political spending and activities

•	AGAINST asking the company to limit or end political spending

•	FOR requesting disclosure of company executives’ prior government service

•	AGAINST requesting affirmation of political nonpartisanship

•	FOR asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	AGAINST severing links with the tobacco industry

•	AGAINST asking the company to review or reduce tobacco harm to health

•	FOR asking management to review or promote animal welfare, except AGAINST if the proposal calls for action beyond reporting

•	FOR asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	AGAINST asking the company to take action on embryo or fetal destruction

•	FOR asking the company to review or report on nuclear facilities or nuclear waste, except AGAINST if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	FOR asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report

•	AGAINST asking management to endorse the Ceres principles

•	FOR asking the company to control generation of pollutants, except AGAINST if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	FOR asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	FOR asking management to report or take action on climate change, except AGAINST if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	FOR asking management to report on, label, or restrict sales of bioengineered products, except AGAINST if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	AGAINST asking the company to preserve natural habitat

•	AGAINST asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	AGAINST requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	FOR requesting reports and/or reviews of plans and/or policies on fair lending practices, except AGAINST if the proposal calls for action beyond reporting

•	AGAINST asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	FOR asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except AGAINST if the company releases its EEO-1 reports

•	AGAINST asking management to drop sexual orientation from EEO policy

•	AGAINST asking management to adopt a sexual orientation non-discrimination policy

•	FOR asking management to report on or review Mexican operations

•	AGAINST asking management to adopt standards for Mexican operations

•	AGAINST asking management to review or implement the MacBride principles

•	AGAINST asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	FOR asking management to report on or review its global labor practices or those of its contractors, except AGAINST if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	AGAINST asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “PROXY SPECIALIST”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “DIRECTOR OF RESEARCH”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation relatedto an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

ROCKEFELLER & CO., INC.

PROXY VOTING POLICIES AND PROCEDURES

I.	GENERAL

Rockefeller & Co., Inc. (“R&Co.”) has adopted and implemented these policies and procedures to ensure that proxies are voted in the best interest of clients in fulfillment of R&Co.’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

R&Co. has engaged Institutional Shareholder Services, Inc. (“ISS”), an independent third party, to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co.’s instructions, ISS also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, vote recommendations and record-keeping services. R&Co., however, retains final authority and responsibility for proxy voting.

A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, R&Co. will instruct the appropriate custodian banks to forward proxy material directly to the client and R&Co. shall have no further responsibility. In certain cases, however, R&Co. may provide administrative services to clients who have retained proxy voting authority, but desire that R&Co. assist with the technical aspects of processing related paperwork and executing the client’s voting decision.

Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.’s proxy voting guidelines.

Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

II.	PROXY VOTING COMMITTEE AND PERSONNEL

R&Co.’s Chief Executive Officer will appoint senior representatives from the Investment, Client Advisory Services, Operations and Legal Departments to serve as members of the Proxy Committee (the “Committee”) and will designate its Chairman.

The Committee is charged with the responsibility of administering these policies and procedures, and will meet periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) make voting decisions on proxy resolutions that are to be considered on a “case-by-case” basis in accordance with R&Co.’s Proxy Voting Guidelines; (3) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (4) assure that the wishes of clients who have provided voting guidelines to R&Co. have been followed; (5) review and periodically update R&Co. voting guidelines; (6) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (7) review the services of any third party engaged by R&Co. to assist with proxy voting.

The Committee will designate a Voting Delegate and one or more Proxy Administrators who will be responsible for the day-to-day administration of these policies and procedures, and who will report periodically to the Committee (see Exhibit A).

III.	PROXY VOTING GUIDELINES

R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

•	Preserve and enhance the rights of minority shareholders;

•	Increase the Board’s skill base; and

•	Increase the accountability of both the Board and management.

In connection with the Socially Responsive Voting Guidelines, R&Co. looks for progress and leadership from companies. R&Co. also believes that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

R&Co.’s current proxy voting principles and guidelines are attached as Exhibit B.

PROXY VOTING LIMITATIONS

R&Co. will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

CONFLICTS OF INTEREST

The Voting Delegate will be responsible for assessing the extent to which a proxy raises a material conflict between R&Co.’s interests and those of the client. Examples of a potential conflict may include situations where R&Co. and/or its employees have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.1 Whether such a conflict is “material” may depend on the number of shares held in R&Co. client accounts and the ability of those shares to have a meaningful impact on the relevant proxy vote, or with respect to business relationships, the amount of revenue received by R&Co.

Due to the nature of R&Co.’s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the Board of Directors of public companies. In the event a material conflict of interest does arise, however, it will be resolved in the best interest of clients. In such a case, the Voting Delegate will advise the Committee, and will generally vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

IV.	PROXY VOTING PROCEDURES

The current procedures for voting client proxies are attached as Exhibit C.

RECORDKEEPING

R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.’s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

1 Certain trustees of the Rockefeller Family Trust and certain members of R&Co.’s Board of Directors and Audit Committee also serve as directors and/or officers of public companies, the securities of which may be held in R&Co. client portfolios from time to time.

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company’s shares.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

If M&C is solicited to vote proxies on behalf of clients that are invested in shares of a mutual fund where M&C is the investment adviser or sub-adviser, M&C will, on an issue that could present a conflict of interest, fully disclose its conflict to the investment company’s board of directors or a committee of the board and obtain the board’s or committee’s consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests. The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

REVISED FEBRUARY 2004

CAYWOOD-SCHOLL CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES

POLICY STATEMENT

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients’ proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients’ accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER’S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

PROXY VOTING POLICY	S S g A [LOGO] Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti - “greenmail” provisions

III. FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation — committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of under performing companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

Ivan Arteaga, Research Analyst

Caesar M. P. Bryan, Portfolio Manager

Stephen DeTore, Deputy General Counsel

Joshua Fenton, Director of Research

Douglas R. Jamieson, Chief Operating Officer of GAMCO

James E. McKee, General Counsel

Karyn M. Nappi, Director of Proxy Voting Services

William S. Selby, Managing Director of GAMCO

Howard F. Ward, Portfolio Manager

Peter D. Zaglio, Senior Vice President

Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs)—Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

A copy of our most recent Schedule 13D filing (if applicable).

FRED ALGER MANAGEMENT, INC.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

I.	OVERVIEW

Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.	PROXY VOTING PROCESS

The Senior Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on ISS’ recommendations or delegates the voting authority to ISS, based on the clients’ instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger’s request.

III.	CONFLICTS OF INTEREST

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger’s Senior Vice President of Compliance, Alger’s Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients. Additionally, Alger monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV.	CLIENT DISCLOSURE

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.	AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to takeaction by written consent.

Vote FOR proposals to allow or make easier shareholder action by writtenConsent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to callspecial meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to actindependently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basisrelative to the company’s other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.	PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we alsorecommend voting for reimbursing proxy solicitation expenses.

5.	POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

MONY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES & PROCEDURES

FOR AFFILIATED CLIENTS

Under the investment management contracts between MONY Capital Management, Inc. (“MCM”) and most of our affiliated clients (“Clients”), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 (“Advisers Act”) and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I.	HOW MCM VOTES PROXIES

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client’s account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company’s management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II.	CONFLICT RESOLUTION

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

•	We will follow the recommendation of a retained outside, independent proxy voting service.

•	If we are able to disclose the conflict to the Client, we may do so and obtain the Client’s consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III.	WHEN MONY CAPITAL MANAGEMENT MAY NOT VOTE PROXIES

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

IV.	PROXY SERVICE RELATIONSHIP

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V.	HOW TO OBTAIN MORE INFORMATION

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client’s portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). (1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients. (2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations. (3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. (4)

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

(1)	These Policies and Procedures are adopted by PIMCO pursuant to Rule206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3)	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4)	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. 5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:

(1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict; (5)

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to

(5)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. CONFLICTS OF INTEREST. PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. REVIEW. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

BOARD OF DIRECTORS

1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

PROXY CONTESTS AND PROXY CONTEST DEFENSES

1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

TENDER OFFER DEFENSES

1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

CAPITAL STRUCTURE

1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

EXECUTIVE AND DIRECTOR COMPENSATION

1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

STATE OF INCORPORATION

STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

MERGERS AND RESTRUCTURINGS

1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spinoff, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client. For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. CHANGE IN FUND’S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund’s sub classification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

DISTRESSED AND DEFAULTED SECURITIES

1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

MISCELLANEOUS PROVISIONS

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

UBS Global Asset Management

Global Corporate Governance Philosophy

Voting Guidelines

and

Policy

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February 2004

UBS Global Asset Management

Global Voting and Corporate Governance Guidelines and Policy

Version 2.0

Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks	1

B. Proxy Voting Guidelines – Macro Rationales	3

C. Proxy Voting Disclosure Guidelines	8

D. Proxy Voting Conflict Guidelines	9

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GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

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Principle 1: Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

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Principle 4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES – MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.	GENERAL GUIDELINES

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

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b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.	BOARD OF DIRECTORS & AUDITORS

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.	COMPENSATION

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

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c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.	GOVERNANCE PROVISIONS

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g.	We will support proposals that enable shareholders to directly nominate directors.

5.	CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

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b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.	MERGERS, TENDER OFFERS & PROXY CONTESTS

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.	ADMINISTRATIVE & OPERATIONS

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.	MISCELLANEOUS

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

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b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d.	In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

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C. PROXY VOTING DISCLOSURE GUIDELINES

•	Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

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D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

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VOTING INSTRUCTION CARD

+PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING+

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ENTERPRISE

ACCUMULATION TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” IF NO CHOICE IS INDICATED.

PLEASE VOTE BY FILLING IN THE BOXES BELOW

PROPOSAL	DESCRIPTION	FOR	AGAINST	ABSTAIN
1	To approve a new Investment Advisory Agreement between the Enterprise Accumulation Trust (the “Enterprise Trust”), on behalf of each of its series (the “Enterprise Portfolios”), and Enterprise Capital Management, Inc. (“Enterprise Capital”), the terms of which are substantially identical to the existing investment advisory agreement with Enterprise Capital.

	(a) Capital Appreciation Portfolio	☐	☐	☐

	(b) Deep Value Portfolio	☐	☐	☐

	(c) Equity Income Portfolio	☐	☐	☐

	(d) Equity Portfolio	☐	☐	☐

	(e) Global Socially Responsive Portfolio	☐	☐	☐

	(f) Growth and Income Portfolio	☐	☐	☐

	(g) Growth Portfolio	☐	☐	☐

	(h) High-Yield Bond Portfolio	☐	☐	☐

	(i) International Growth Portfolio	☐	☐	☐

	(j) Managed Portfolio	☐	☐	☐

	(k) Mergers and Acquisitions Portfolio	☐	☐	☐

	(l) Multi-Cap Growth Portfolio	☐	☐	☐

	(m) Short Duration Bond Portfolio	☐	☐	☐

	(n) Small Company Growth Portfolio	☐	☐	☐

	(o) Small Company Value Portfolio	☐	☐	☐

	(p) Total Return Portfolio	☐	☐	☐

2	To approve a new Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between Enterprise Capital and Boston Advisors, Inc. (“Boston Advisors”) with respect to the Equity Income Portfolio, a series of the Enterprise Trust, the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors.	☐	☐	☐

3	To approve a new Sub-Advisory Agreement between Enterprise Capital and MONY Capital Management, Inc. (“MONY Capital”) with respect to the Short Duration Bond Portfolio, a series of the Enterprise Trust, the terms of which are substantially identical to the existing Sub-Advisory Agreement with MONY Capital.	☐	☐	☐

4	To approve an Agreement and Plan of Conversion and Termination providing for the conversion of each Enterprise Portfolio into a corresponding, newly created series (“EQ Portfolio”) of the EQ Advisors Trust, as set forth in Appendix A to the Combined Proxy Statement and Prospectus, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such Enterprise Portfolio, in exchange solely for the assumption of all liabilities of such Enterprise Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of the Enterprise Portfolio.

	(a) Capital Appreciation Portfolio	☐	☐	☐

	(b) Deep Value Portfolio	☐	☐	☐

	(c) Equity Income Portfolio	☐	☐	☐

	(d) Equity Portfolio	☐	☐	☐

	(e) Global Socially Responsive Portfolio	☐	☐	☐

	(f) Growth and Income Portfolio	☐	☐	☐

	(g) Growth Portfolio	☐	☐	☐

	(h) High-Yield Bond Portfolio	☐	☐	☐

	(i) International Growth Portfolio	☐	☐	☐

	(j) Managed Portfolio	☐	☐	☐

	(k) Mergers and Acquisitions Portfolio	☐	☐	☐

	(l) Multi-Cap Growth Portfolio	☐	☐	☐

	(m) Short Duration Bond Portfolio	☐	☐	☐

	(n) Small Company Growth Portfolio	☐	☐	☐

	(o) Small Company Value Portfolio	☐	☐	☐

	(p) Total Return Portfolio	☐	☐	☐

5	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.	☐	☐	☐

Signature

Signature

Date:

PART C

OTHER INFORMATION

Item 15.	Indemnification

Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws:

Article VII, Section 2 of the Trust’s Declaration of Trust of the Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.”

Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.”

Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.”

Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Amended and Restated Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of certain of the Registrant’s Investment Advisory Agreement state:

5. Liability And Indemnification

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 4 of certain of the Registrant’s Investment Advisory Agreements states:

Neither the Adviser nor any of its directors, officers, or employees shall be liable to the Manager for any loss suffered by the Manager resulting from its acts or omissions as Adviser to the Portfolio, except for losses to the Manager or the Trust resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser or any of its directors, officers or employees. The Adviser, its directors, officers or employees shall not be liable to the Manager or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Trust is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser under this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to waive any rights against the Adviser under federal or state securities laws.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of AXA Advisors in its capacity as a principal underwriter of the Trust’s Class IA shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	(a	)	Agreement and Declaration of Trust. (1)

	(b	)	Amended and Restated Agreement and Declaration of Trust. (2)

	(c	)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust. (3)

	(d	)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust. (4)

	(e	)	Certificate of Trust. (1)

	(f	)	Certificate of Amendment to the Certificate of Trust. (2)

(2)	By-laws. (1)

(3)	Voting trust agreement – None.

(4)	Form of Agreement and Plan of Conversion and Termination is filed herewith as Appendix G to Part A (Combined Proxy Statement and Prospectus).

(5)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Amended and Restated Declaration of Trust and By-laws.

(6)	(a	)	Form of Investment Management Agreement between the Registrant and The Equitable Life Assurance Society of the United States (“Equitable”) with respect to the Capital Appreciation Portfolio, Deep Value Portfolio, Equity Income Portfolio, Equity Portfolio, Global Socially Responsive Portfolio, Growth and Income Portfolio, Growth Portfolio, High-Yield Bond Portfolio, International Growth Portfolio, Managed Portfolio Mergers and Acquisition Portfolio, Multi-Cap Growth Portfolio, Short Duration Bond Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Total Return Portfolio (collectively, the “EQ/Enterprise Portfolios”). (5)

	(b	)	Form of Investment Advisory Agreement between Equitable and Advisers to the EQ/Enterprise Portfolios. (5)

(7)	(a	)	Form of Distribution Agreement between the Registrant and AXA Advisors LLC (“AXA Advisors”) with respect to the Class IA Shares of the EQ/Enterprise Portfolios. (5)

	(b	)	Form of Distribution Agreement between the Registrant and AXA Advisors with respect to the Class IB Shares of the EQ/Enterprise Portfolios. (5)

	(c	)	Form of Distribution Agreement between the Registrant and AXA Distributors, LLC (“AXA Distributors”) with respect to the Class IB Shares of the EQ/Enterprise Portfolios. (5)

	(d	)	Form of Distribution Agreement between the Registrant and AXA Distributors with respect to the Class IB Shares of the EQ/Enterprise Portfolios. (5)

(8)	Form of Deferred Compensation Plan. (6)

(9)	(a	)	Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider. (7)

(1) Amendment No. 1 dated December 9, 1997 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (8)

(2) Amendment No. 2 dated December 31, 1998 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (9)

(3) Form of Amendment No. 3 dated April 30, 1999 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (9)

(4) Form of Amendment No. 4 dated August 30, 1999 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (10)

(5) Form of Amendment No. 5 dated May 1, 2000 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (10)

(6) Revised Amendment No. 6 dated September 1, 2000 to the Custodian Agreement between the Registrant and The Chase Manhattan Bank dated April 17, 1997. (3)

	(b	)	Global Custody Agreement between the Registrant and The Chase Manhattan Bank, dated May 1, 2001. (11)
(1) Amendment No. 1, dated as of September 1, 2001, to the Global Custody Agreement between the Registant and The Chase Manhattan Bank dated May 1, 2001. (12)

	(c	)	Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and the Registrant dated August 31, 1998. (9)

	(d	)	(1) Amended and Restated Global Custody Agreement between the Registrant and JP Morgan Chase Bank dated February 1, 2002. (13)

(2) Amendment No. 1 dated May 2, 2003 to the Amended and Restated Global Custody Agreement between the Registrant and JP Morgan Chase Bank dated February 1, 2002. (14)

(10)	(a	)	(1) Form of Distribution Plan Pursuant to Rule 12b-1 for the Registrant’s Class IB shares of the EQ/MONY Portfolios. (15)

	(b	)	(1) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. (7)

(11)	Opinion and consent of counsel as to the legality of the shares being registered. (filed herewith)

(12)	Opinion of counsel regarding certain tax matters. (to be filed)

(13)	(a	)	(1) Mutual Fund Services Agreement between the Registrant and Chase Global Funds Services Company dated April 25, 1997. (7)

(2) Form of Mutual Fund Services Agreement between the Registrant and Equitable dated May 1, 2000 (10)

	(b	)	Form of Participation Agreement among the Registrant, Equitable, AXA Distributors and AXA Advisors with respect to the EQ/Enterprise Portfolios. (5)

	(c	)	Form of Expense Limitation Agreement between Equitable and the Registrant with respect to the EQ/Enterprise Portfolios. (5)

(14)	Consent of PricewaterhouseCoopers LLP, Independent Public Accountants. (filed herewith).

(15)	Financial Statements omitted from Part B – none.

(16)	Powers of Attorney. (16)

(17)	Additional Exhibits.

	(a	)	Proxy Card (filed herewith).

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

(2)	Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

(3)	Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

(4)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).

(5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).

(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

(8)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

(9)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 1999 (File No. 333-17217).

(10)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).

(11)	Incorporate by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

(12)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2002 (File No. 333-17217).

(13)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

(14)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

(15)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).

(16)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on April 7, 1997; to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed on August 30, 1999; to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on April 21, 2000, to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on May 30, 2000 and to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2003.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the 1933 Act, this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 29th day of April, 2004.

EQ Advisors Trust

By:	/s/ Steven M. Joenk

Steven M. Joenk President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	President and Chief Executive Officer	April 29, 2004

/s/ Kenneth Kozlowski * Kenneth Kozlowski	Treasurer and Chief Financial Officer	April 29, 2004

/s/ Peter D. Noris * Peter D. Noris	Trustee	April 29, 2004

/s/ Jettie M. Edwards * Jettie M. Edwards	Trustee	April 29, 2004

/s/ William M. Kearns, Jr. * William M. Kearns, Jr.	Trustee	April 29, 2004

/s/ Christopher P.A. Komisarjevsky * Christopher P.A. Komisarjevsky	Trustee	April 29, 2004

/s/ Theodossios (Ted) Athanassiades * Theodossios (Ted) Athanassiades	Trustee	April 29, 2004

/s/ Harvey Rosenthal * Harvey Rosenthal	Trustee	April 29, 2004

/s/ David W. Fox * David W. Fox	Trustee	April 29, 2004

/s/ Gary S. Schpero * Gary S. Schpero	Trustee	April 29, 2004

By:	/s/ Steven M. Joenk

Steven M. Joenk *(Attorney-in-fact)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11	Opinion and Consent of Counsel

14	Consent of Auditors